Franklin
Valuemark
Funds


PROSPECTUS         May 1, 1997
as supplemented June 1, 1997

777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777    1-800/342-3863
================================================================================

Franklin Valuemark Funds (the "Trust") is an investment company, organized as a Massachusetts business trust, and consisting of twenty-three separate investment portfolios or funds (the "Fund" or "Funds"), each of which has different investment objectives. Shares of the Funds are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts owned by their respective policyholders or contractholders. Certain Funds may not be available in connection with a particular policy or contract or in a particular state. Investors should consult the separate account prospectus of the specific insurance product that accompanies this Trust prospectus for information on any applicable restrictions or limitations with respect to a separate account's investments in the Funds.

This Prospectus contains information that investors should know before investing in these Funds, including the risks associated with investing in each Fund. Please keep it for future reference. The Trust has a Statement of Additional Information ("SAI") dated May 1, 1997, which may be amended from time to time. It contains more information about the Fund's procedures and policies. It has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. For a free copy, call 1-800/342-3863 or write the Trust at the address shown.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES OR INSURANCE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES OR INSURANCE
COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank; and are not federally insured by the Federal Deposit
Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government. Shares of the Funds involve investment risks, including the possible loss of principal.

This prospectus is not an offering of the securities herein described in any state, jurisdiction or country, in which the offering is unauthorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this prospectus.


SUMMARY OF FUND OBJECTIVES
--------------------------------------------------------------------------------

FUND SEEKING STABILITY
OF PRINCIPAL AND INCOME

Money Market Fund ("Money Fund")1 seeks high current income, consistent with capital preservation and liquidity. The Fund will pursue its objective by investing exclusively in high quality money market instruments. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government. The Fund attempts to maintain a stable net asset value of $1.00 per share, although no assurances can be given that the Fund will be able to do so.

FUNDS SEEKING CURRENT INCOME

High Income Fund2 seeks a high level of current income, with capital appreciation as a secondary objective, by investing in debt obligations and dividend-paying common and preferred stocks. Debt obligations include high yield, high risk, lower rated obligations (commonly referred to as "junk bonds") which involve increased risks related to the creditworthiness of their issuers.

Templeton Global Income Securities Fund ("Global Income Fund")1 seeks a high level of current income, consistent with preservation of capital, with capital appreciation as a secondary consideration, through investing in foreign and domestic debt obligations, including up to 25% in high yield, high risk, lower rated debt obligations (commonly referred to as "junk bonds"), and related currency transactions. Investing in a non-diversified fund of global securities, including those of developing markets issuers, involves increased susceptibility to the special risks associated with foreign investing.

U.S. Government Securities Fund ("Government Fund") seeks current income and safety of capital by investing exclusively in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Zero Coupon Funds, 2000, 2005, 2010, seek a high investment return consistent with the preservation of capital, by investing primarily in zero coupon securities. In response to interest rate changes, these securities may experience greater fluctuations in market value than interest-paying securities of similar maturities. The Funds may not be appropriate for short-term investors or those who intend to withdraw money before the maturity date.

FUNDS SEEKING GROWTH AND INCOME

Growth and Income Fund1 seeks capital appreciation, with current income return as a secondary objective, by investing primarily in U.S. common stocks, securities convertible into common stocks, and preferred stocks. The Fund may invest in foreign securities.

Income Securities Fund1,2 seeks to maximize income while maintaining prospects for capital appreciation by investing primarily in a diversified portfolio of domestic debt obligations and/or equity securities. Debt obligations include high yield, high risk, lower rated obligations (commonly referred to as "junk bonds") which involve increased risks related to the creditworthiness of their issuers. The Fund may invest in foreign securities.

Mutual Shares Securities Fund ("Mutual Shares Fund")1,2 seeks capital appreciation, with income as a secondary objective. The Fund invests primarily in domestic equity securities trading at prices below their intrinsic values. The Fund may also invest in securities of companies involved in corporate restructuring, mergers, bankruptcies and liquidations, as well as debt securities of any quality including "junk bonds," and defaulted securities, all of which involve increased risks related to the creditworthiness of their issuers.

Real Estate Securities Fund ("Real Estate Fund") seeks capital appreciation, with current income return as a secondary objective, by concentrating its investments in publicly traded securities of U.S. companies in the real estate industry.

Rising Dividends Fund seeks capital appreciation, primarily through investment in the equity securities of companies that have paid consistently rising dividends over the past ten years. Preservation of capital is also an important consideration. The Fund seeks current income incidental to capital appreciation.

Templeton Global Asset Allocation Fund ("Asset Allocation Fund")1 seeks a high level of total return through a flexible policy of investing in equity securities, debt obligations, including up to 25% in high yield, high risk, lower rated debt obligations (commonly referred to as "junk bonds"), and money market instruments of issuers in any nation, including developing markets nations. The mix of investments among the three market segments will be adjusted in an attempt to capitalize on the total return potential produced by changing economic conditions throughout the world. Foreign investing involves special risks.

Utility Equity Fund ("Utility Fund")1 seeks both capital appreciation and current income by investing primarily in securities of domestic issuers engaged in the public utilities industry. The Fund may invest in foreign securities.

FUNDS SEEKING CAPITAL GROWTH

Capital Growth Fund ("Growth Fund")1 seeks capital appreciation, with current income as a secondary consideration. The Fund invests primarily in equity securities, including common stocks and securities convertible into common stocks.

Mutual Discovery Securities Fund ("Mutual Discovery Fund")1,2 seeks capital appreciation. The Fund invests primarily in domestic and foreign equity securities, including securities of small capitalization companies, trading at prices below their intrinsic values. The Fund may also invest in securities of companies involved in corporate restructuring, mergers, bankruptcies and liquidations, as well as debt securities of any quality including "junk bonds," and defaulted securities, all of which involve increased risks related to the creditworthiness of their issuers. Foreign investing involves special risks.

Natural Resources Securities Fund ("Natural Resources Fund")1 seeks capital appreciation with current income as a secondary objective, by concentrating its investments in securities issued by companies in or related to the natural resources sector. Prior to May 1, 1997, the Fund was named the Precious Metals Fund and had different investment objectives and policies.

Small Cap Fund1 seeks long-term capital growth. The Fund seeks to accomplish its objective by investing primarily in equity securities of small capitalization growth companies. The Fund may also invest in foreign securities, including those of developing markets issuers. Because of the Fund's investments in small capitalization companies, an investment in the Fund may involve greater risks and higher volatility.

Templeton Developing Markets Equity Fund ("Developing Markets Fund")1 seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equities of issuers in countries having developing markets. The Fund is subject to the heightened foreign securities investment risks that accompany foreign developing markets and an investment in the Fund may be considered speculative.

Templeton Global Growth Fund ("Global Growth Fund")1 seeks long-term capital growth. The Fund hopes to achieve its objective through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation, including developing markets. The realization of income, if any, is only incidental to accomplishment of the Fund's objective of long-term capital growth. Foreign investing involves special risks.

Templeton International Equity Fund ("International Equity Fund")1 seeks long-term growth of capital. Under normal conditions, the International Equity Fund will invest at least 65% of its total assets in an internationally mixed portfolio of foreign equity securities which trade on markets in countries other than the U.S., including developing markets, and are (i) issued by companies domiciled in countries other than the U.S., or (ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities outside of the U.S. Foreign investing involves special risks.

Templeton International Smaller Companies Fund ("International Smaller Companies Fund")1 seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of smaller companies outside the U.S., including developing markets. Foreign investing involves special risks and smaller company investments may involve higher volatility. An investment in the Fund should not be considered a complete investment program.

Templeton Pacific Growth Fund ("Pacific Fund")1 seeks long-term growth of capital, primarily through investing at least 65% of its total assets in equity securities which trade on markets in the Pacific Rim, including developing markets, and are (i) issued by companies domiciled in the Pacific Rim or (ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities in the Pacific Rim. Investing in a portfolio of geographically concentrated foreign securities, including developing markets, involves increased susceptibility to the special risks of foreign investing and an investment in the Fund may be considered speculative.

1The Asset Allocation, Capital Growth, Developing Markets, Global Growth, Global Income, Growth and Income, Income Securities, International Equity, International Smaller Companies, Money Market, Mutual Discovery, Mutual Shares, Pacific, Natural Resources, Small Cap, and Utility Funds may invest more than 10% of their total net assets in foreign securities which are subject to special and additional risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty; investing in developing markets involves similar but heightened risks related to the relatively small size and lesser liquidity of these markets. See "Highlighted Risk Considerations, Foreign Transactions."

2The High Income, Income Securities, Mutual Discovery and Mutual Shares Funds may invest up to 100% of their respective net assets in debt obligations rated below investment grade, commonly known as "junk bonds," or in obligations which have not been rated by any rating agency. Investments rated below investment grade involve greater risks, including price volatility and risk of default, than investments in higher rated obligations. Investors should carefully consider the risks associated with an investment in these Funds in light of the securities in which they invest. See "Highlighted Risk Considerations, Lower Rated Debt Obligations."






Table of Contents

Contents                                             Page

FINANCIAL HIGHLIGHTS..............................    5
INTRODUCTION......................................    8
GENERAL INVESTMENT
 CONSIDERATIONS...................................    8
FUND INVESTMENT OBJECTIVES
 AND POLICIES.....................................    9
Stability of Principal and Income ................    9
 Money Market Fund................................    9
Current Income ...................................   10
 High Income Fund ................................   10
 Templeton Global Income Securities Fund .........   11
 U.S. Government Securities Fund..................   13
 Zero Coupon Funds, 2000, 2005, 2010..............   14
Growth and Income ................................   16
 Growth and Income Fund ..........................   16
 Income Securities Fund ..........................   17
 Mutual Shares Securities Fund ...................   19
 Real Estate Securities Fund .....................   20
 Rising Dividends Fund ...........................   22
 Templeton Global Asset Allocation Fund ..........   22
 Utility Equity Fund..............................   24
Capital Growth ...................................   25
 Capital Growth Fund .............................   25
 Mutual Discovery Securities Fund ................   25
 Natural Resources Securities Fund
 (formerly Precious Metals Fund) .................   28
 Small Cap Fund...................................   29
 Templeton Developing
 Markets Equity Fund .............................   31
 Templeton Global Growth Fund ....................   32
 Templeton International Equity Fund..............   33
 Templeton International
 Smaller Companies Fund ..........................   34
 Templeton Pacific Growth Fund ...................   35
HIGHLIGHTED RISK
 CONSIDERATIONS ..................................   36
 Foreign Transactions ............................   36
  General Considerations .........................   36
  Investments in Developing Markets ..............   38
  Certain Restrictions ...........................   39
  Currency Risks and their Management ............   39
  Interest Rate and Currency Swaps ...............   40
  Investments in Depositary Receipts .............   41
 Lower Rated Debt Obligations ....................   42
  Defaulted Debt Obligations......................   43
  The Funds' Portfolios...........................   44
  Asset Composition Table.........................   44
INVESTMENT METHODS AND
 RISKS, COMMON TO MORE
 THAN ONE FUND....................................   44
 Borrowing .......................................   44
 Concentration ...................................   45
 Convertible Securities...........................   45
 Debt Obligations ................................   46
  Corporate Debt Obligations......................   46
  Money Market Instruments........................   46
  U.S. Government Securities  ....................   46
  Zero Coupon Bonds ..............................   47
  Deferred Interest and Pay-in-Kind Bonds ........   47
 Derivatives .....................................   47
 Diversification .................................   48
 Loan Participations .............................   48
 Loans of Portfolio Securities ...................   48
 Options and Futures Contracts ...................   48
 Portfolio Turnover...............................   49
 Repurchase and Reverse
  Repurchase Agreements...........................   49
 Restricted and Illiquid Securities ..............   49
 "Rolls"..........................................   50
 Small Capitalization Issuers ....................   50
 Structured Notes.................................   51
 Temporary Investments ...........................   51
 Trade Claims.....................................   51
 Warrants ........................................   52
 "When-Issued" and "Delayed
  Delivery" Transactions..........................   52
INVESTMENT RESTRICTIONS...........................   52
MANAGEMENT .......................................   52
 Trustees and Officers ...........................   52
 Managers ........................................   52
  Management Services and Fees ...................   53
  Portfolio Transactions .........................   53
  Operating Expenses .............................   53
 Subadvisor ......................................   54
 Fund Administrator...............................   54
 Portfolio Operations ............................   54
 Biographical Information ........................   55
PURCHASE, REDEMPTION, AND
 EXCHANGE OF SHARES ..............................   60
INCOME DIVIDENDS AND
 CAPITAL GAINS DISTRIBUTIONS .....................   61
DETERMINATION OF
 NET ASSET VALUE .................................   62
TAX CONSIDERATIONS ...............................   62
HOW THE TRUST MEASURES
 PERFORMANCE .....................................   62
GENERAL INFORMATION...............................   63
 Custody of Assets ...............................   63
 Distribution Plans ..............................   63
 Reports..........................................   63
 Transfer Agent ..................................   63
 Voting Privileges and Other Rights ..............   63
APPENDIX .........................................   64
 Description of Bond Ratings......................   64
 Description of Commercial Paper Ratings..........   65


Financial Highlights
--------------------------------------------------------------------------------




This table summarizes the financial history of each Fund. The information has been audited by Coopers & Lybrand L.L.P., the Trust's independent auditors. The 1997 information for the Mutual Discovery and Mutual Shares Funds, however, is not audited. Coopers & Lybrand's audit report covering each of the most recent five years, appears in the Trust's annual report for the fiscal year ended December 31, 1996. The Annual Report to Contractholders includes the Trust's annual report, as well as more information about each Fund's performance. For a free copy, please call 1-800-342-3863.


                              PER SHARE OPERATING PERFORMANCE                                           RATIOS/SUPPLEMENTAL DATA


                   ----------------------------------------------------                            ---------------------------------
                                             Distri-                                           Ratio of
                                    Total    butions  Distri-                                  ExpensesRatio of Net
      Net Asset  Net  Net Realized  From     From Net butions        Net Asset      Net Assets to      Investment
Year  Value at Invest-& Unrealized Invest-   Invest-  from    Total  Value          at End     Average Income     Portfolio Average
Ended Beginning ment  Gain (Loss)   ment     ment     Capital Distri-at End  Total  of Year    Net     to Average TurnoverCommission
Dec.31of Year  Income on SecuritiesOperationsIncome   Gains   butionsof Year Return+(in 000's) Assets  Net Assets  Rate    Rate***
-----------------------------------------------------------------------------------------------------------------------------------
Capital Growth Fund
19961    $10.00$ .030     $ 1.330    $ 1.360     $--     $--      $--    $11.36   13.60%    $44,667   .77%*   .96%*    3.91%   .0567
Growth and Income Fund
19892     10.00    .13       .16        .29       --      --       --     10.29    2.90      17,850   --7    3.78     59.34     --
1990      10.29    .20      (.44)      (.24)     (.08)    --      (.08)    9.97   (2.35)     53,902   .67    3.46     45.08     --
1991       9.97    .12      2.22       2.34      (.20)    --      (.20)   12.11   23.63     117,944   .67    2.09     40.43     --
1992      12.11    .08       .72        .80      (.12)    --      (.12)   12.79    6.73     231,659   .62    1.44     25.22     --
1993      12.79    .09      1.22       1.31      (.11)    --      (.11)   13.99   10.32     371,484   .58    1.00     41.56     --
1994      13.99    .19      (.47)      (.28)     (.09)   (.20)    (.29)   13.42   (3.41)    517,877   .54    1.81     99.21     --
1995      13.42    .41      3.91       4.32      (.19)   (.41)    (.60)   17.14   32.83     889,487   .52    3.30    116.54     --
1996      17.14    .62      1.633      2.253     (.406) (1.437)  (1.843)  17.55   14.19   1,077,989   .50    4.06     23.01    .0407
High Income Fund
19892     10.00    .38      (.25)       .13       --      --       --     10.13    1.30       7,513   --7   10.34      2.29     --
1990      10.13   1.00     (1.86)      (.86)     (.33)    --      (.33)    8.94   (8.67)     10,768   .67   12.94     13.95     --
1991       8.94    .78      1.80       2.58      (.90)    --      (.90)   10.62   30.15      23,675   .69   11.41     36.67     --
1992      10.62    .38      1.31       1.69      (.54)    --      (.54)   11.77   16.21      67,991   .68    9.76     33.36     --
1993      11.77    .37      1.45       1.82      (.46)    --      (.46)   13.13   15.71     196,972   .64    8.18     21.06     --
1994      13.13    .88     (1.18)      (.30)     (.55)   (.07)    (.62)   12.21   (2.26)    255,036   .60    9.45     22.94     --
1995      12.21   1.06      1.30       2.36      (.91)    --      (.91)   13.66   19.76     360,904   .56    9.63     20.65     --
1996      13.66   1.20       .564      1.764    (1.20)   (.064)  (1.264)  14.16   13.90     446,096   .54    9.63     27.16     --
Income Securities Fund
19892     10.00    .28       .62        .90       --      --       --     10.90    9.00      16,369   --7    8.63      2.54     --
1990      10.90    .82     (1.62)      (.80)     (.21)    --      (.21)    9.89   (7.42)     30,054   .67   10.39      5.53     --
1991       9.89    .77      3.06       3.83      (.90)    --      (.90)   12.82   39.93      61,266   .67    8.91     29.65     --
1992      12.82    .40      1.26       1.66      (.59)   (.24)    (.83)   13.65   13.20     182,993   .67    7.44     12.59     --
1993      13.65    .33      2.18       2.51      (.31)   (.05)    (.36)   15.80   18.59     737,942   .56    6.66     10.12     --
1994      15.80    .82     (1.80)      (.98)     (.44)   (.07)    (.51)   14.31   (6.27)  1,000,002   .54    7.27     13.33     --
1995      14.31   1.16      1.96       3.12      (.89)   (.07)    (.96)   16.47   22.40   1,266,538   .51    8.05     33.14     --
1996      16.47   1.32       .438      1.758     (.873)  (.145)  (1.018)  17.21   11.28   1,350,659   .50    7.96     15.28    .0519
Money Market Fund
19892      1.00    .07       --         .07      (.07)    --      (.07)    1.00    7.51      13,731   --7    7.18     --        --
1990       1.00    .07       --         .07      (.07)    --      (.07)    1.00    7.62      66,524   .65    7.39     --        --
1991       1.00    .05       --         .05      (.05)    --      (.05)    1.00    5.48      68,060   .67    5.43     --        --
1992       1.00    .03       --         .03      (.03)    --      (.03)    1.00    3.06      86,907   .69    2.99     --        --
1993       1.00    .03       --         .03      (.03)    --      (.03)    1.00    2.54     131,534   . 66   2.53     --        --
1994       1.00    .04       --         .04      (.04)    --      (.04)    1.00    3.82     518,618   .467   4.05     --        --
1995       1.00    .06       --         .06      (.06)    --      (.06)    1.00    5.74     429,547   .407   5.58     --        --
1996       1.00    .05       --         .05      (.05)    --      (.05)    1.00    5.16     408,930   .437   5.04     --        --
Mutual Shares Securities Fund
199610    10.00    .019      .331       .350      --      --       --     10.35    3.50      27,677  1.00*   2.56*     1.31    .0410
199711    10.35    .024      .046       .070      --      --       --     10.42     .68     108,337   .86*   2.38*    12.04    .0238




                              PER SHARE OPERATING PERFORMANCE                                           RATIOS/SUPPLEMENTAL DATA
                   ----------------------------------------------------                            --------------------------------
                                             Distri-                                           Ratio of
                                    Total    butions  Distri-                                  ExpensesRatio of Net
      Net Asset  Net  Net Realized  From     From Net butions        Net Asset      Net Assets to      Investment
Year  Value at Invest-& Unrealized Invest-   Invest-  from    Total  Value          at End     Average Income     Portfolio Average
Ended Beginning ment  Gain (Loss)   ment     ment     Capital Distri-at End  Total  of Year    Net     to Average TurnoverCommission
Dec.31of Year  Income on SecuritiesOperationsIncome   Gains   butionsof Year Return+(in 000's) Assets  Net Assets  Rate    Rate***
------------------------------------------------------------------------------------------------------------------------------------
Mutual Discovery Securities Fund
199610   $10.00$ .016  $ .192     $ .210         $--     $--      $--    $10.21    2.10%   $ 15,418  1.37%*  2.11%*     .14%  .0300
199711    10.21    .010      .468       .478      --      --       --     10.69    4.70%     62,976   .79*   1.09*     7.98   .0501
Natural Resources Fund (formerly the Precious Metals Fund)
19892     10.00    .16      2.22       2.38       --      --       --     12.38   23.80       2,352   --7    4.46     21.30    --
1990      12.38    .13     (1.84)     (1.71)     (.08)   (.07)    (.15)   10.52  (13.97)     10,926   .69    3.25      1.02    --
1991      10.52    .38       .02        .40      (.20)   (.01)    (.21)   10.71    3.86       9,049   .69    3.20       .25    --
1992      10.71    .10     (1.14)     (1.04)     (.31)    --      (.31)    9.36  (10.13)     13,827   .69    2.23        --    --
1993       9.36    .03      5.16       5.19      (.09)    --      (.09)   14.46   55.62      73,575   .68    1.58       .01    --
1994      14.46    .16      (.45)      (.29)     (.08)    --      (.08)   14.09   (2.01)    125,078   .68    1.63      7.66    --
1995      14.09    .22       .111       .331     (.196)  (.145)   (.341)  14.08    2.35     105,109   .66    1.40     15.66    --
1996      14.08    .15       .436       .586     (.196)  (.180)   (.376)  14.29    4.00     109,579   .65    1.00     21.77   .0221
Real Estate Securities Fund
19892     10.00    .25       .23        .48       --      --       --    $10.48    4.80         808   --7    6.32     13.24    --
1990      10.48    .48     (1.72)     (1.24)     (.15)    --      (.15)    9.09  (11.98)      1,963   .72    7.66     --       --
1991       9.09    .34      2.67       3.01      (.45)    --      (.45)   11.65   33.47       4,810   .74    6.05      7.95    --
1992      11.65    .14      1.24       1.38      (.24)    --      (.24)   12.79   12.12      14,859   .69    4.50      2.76    --
1993      12.79    .09      2.33       2.42      (.17)    --      (.17)   15.04   19.01      92,678   .67    4.05      5.84    --
1994      15.04    .38       .06        .44      (.17)    --      (.17)   15.31    2.89     195,697   .62    4.00     11.73    --
1995      15.31    .78      1.83       2.61      (.52)    --      (.52)   17.40   17.53     213,473   .59    4.74     22.15    --
1996      17.40    .789     4.738      5.527     (.777)   --      (.777)  22.15   32.82     322,721   .57    4.80     10.32   .0519
Rising Dividends Fund
19923     10.00    .06       .92        .98       --      --       --     10.98    9.80      97,687   .677*  2.11*     5.22    --
1993      10.98    .14      (.52)      (.38)     (.03)    --      (.03)   10.57   (3.48)    299,730   .79    2.31     13.58    --
1994      10.57    .26      (.69)      (.43)     (.17)    --      (.17)    9.97   (4.08)    309,929   .80    2.71     24.07    --
1995       9.97    .27      2.66       2.93      (.24)    --      (.24)   12.66   29.74     463,253   .78    2.72     18.72    --
1996      12.66    .250     2.769      3.019     (.279)   --      (.279)  15.40   24.18     597,424   .76    1.96     27.97   .0505
Small Cap Fund
19954     10.00    .03       .21        .24       --      --       --     10.24    2.30      13,301   .90*   2.70*    16.04    --
1996      10.24    .023     2.941      2.964     (.004)   --      (.004)  13.20   28.95     170,969   .77     .63     63.72   .0518
Templeton Developing Markets Equity Fund
19945     10.00    .07      (.51)      (.44)      --      --       --      9.56   (4.40)     98,189  1.53*   1.85*     1.15    --
1995       9.56    .09       .18        .27      (.04)   (.01)    (.05)    9.78    2.77     158,084  1.41    2.01     19.96    --
1996       9.78    .123     1.972      2.095     (.10)   (.185)   (.285)  11.59   21.59     272,098  1.49    1.68     12.42   .0025
Templeton Global Asset Allocation Fund
19956     10.00    .18       .52        .70      (.18)    --      (.18)   10.52    7.01      14,729   .90*   3.84*    30.00    --
1996      10.52    .336     1.749      2.085     (.005)  (.010)   (.015)  12.59   19.84      56,269   .86    4.21     52.35   .0028
Templeton Global Growth Fund
19945     10.15    .07       .26        .33       --      --       --     10.48    3.25     158,856  1.14*   2.49*     7.14    --
1995      10.48    .16      1.17       1.33      (.06)    --      (.06)   11.75   12.72     338,755   .97    2.46     30.92    --
1996      11.75    .251     2.209      2.46      (.205)  (.205)   (.410)  13.80   21.28     579,877   .93    2.20     12.32   .0096
Templeton International Equity Fund
19923     10.00    .14      (.38)      (.24)      --      --       --      9.76   (2.40)     13,662  1.77*   3.91*    21.78    --
19938      9.76    .18      2.60       2.78      (.04)    --      (.04)   12.50   28.56     310,146  1.12    1.58     29.50    --
1994      12.50    .19      (.08)       .11      (.03)   (.07)    (.10)   12.51     .87     785,124   .99    2.17     12.22    --
1995      12.51    .37       .94       1.31      (.22)   (.28)    (.50)   13.32   10.59     850,117   .92    2.87     16.42    --
1996      13.32    .400     2.575      2.975     (.380)  (.465)   (.845)  15.45   22.98   1,108,099   .89    3.07     27.52   .0140
Templeton International Smaller Companies Fund
19961     10.00    .091     1.159      1.250      --      --       --     11.25   12.50      16,255  1.16*   2.51*       --   .0031
Templeton Global Income Securities Fund
19892     10.00    .38       .55        .93       --      --       --     10.93    9.30       3,077   --7    9.81     12.29    --
1990      10.93    .60       .45       1.05      (.20)    --      (.20)   11.78    9.83      15,646   .69   10.82     61.52    --
1991      11.78    .42       .99       1.41      (.60)    --      (.60)   12.59   12.34      39,265   .69    7.91    130.66    --
1992      12.59    .26      (.30)      (.04)     (.40)   (.15)    (.55)   12.00    (.40)     75,062   .67    4.72     92.22    --
1993      12.00    .50      1.47       1.97      (.50)   (.16)    (.66)   13.31   16.68     206,594   .73    7.56     59.98    --
1994      13.31    .86     (1.52)      (.66)     (.33)   (.13)    (.46)   12.19   (4.99)    254,311   .71    7.99     79.38    --
1995      12.19    .29      1.47       1.76      (.49)    --      (.49)   13.46   14.68     243,194   .64    7.59    152.89    --
1996      13.46   1.018      .167      1.185    (1.035)   --     (1.035)  13.61    9.56     221,722   .61    7.30    140.96    --
Templeton Pacific Growth Fund
19923     10.00  --         (.12)      (.12)      --      --       --      9.88   (1.20)      5,788  1.317*    --      8.41    --
1993       9.88    .05      4.68       4.73       --      --       --     14.61   47.87     215,882  1.14    1.29     12.36    --
1994      14.61    .22     (1.50)     (1.28)     (.03)   (.06)    (.09)   13.24   (8.79)    375,832  1.07    2.04      4.29    --
1995      13.24    .33       .71       1.04      (.26)   (.11)    (.37)   13.91    7.97     331,936  1.01    2.08     36.06    --
1996      13.91    .214     1.331      1.545     (.44)   (.255)   (.695)  14.76   11.10     356,759   .99    1.51     12.85   .0092



                              PER SHARE OPERATING PERFORMANCE                                           RATIOS/SUPPLEMENTAL DATA
                   ----------------------------------------------------                            ---------------------------------
                                             Distri-                                           Ratio of
                                    Total    butions  Distri-                                  ExpensesRatio of Net
      Net Asset  Net  Net Realized  From     From Net butions        Net Asset      Net Assets to      Investment
Year  Value at Invest-& Unrealized Invest-   Invest-  from    Total  Value          at End     Average Income     Portfolio Average
Ended Beginning ment  Gain (Loss)   ment     ment     Capital Distri-at End  Total  of Year    Net     to Average TurnoverCommission
Dec.31of Year  Income on SecuritiesOperationsIncome   Gains   butionsof Year Return+(in 000's) Assets  Net Assets  Rate    Rate***
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund
19899    $10.00$ .19    $ .35      $ .54         $--     $--      $--    $10.54    5.40%   $ 12,116    --%7  7.16%*    1.34%   --
1990      10.54    .48       .45        .93      (.11)    --      (.11)   11.36    8.92      62,253   .69    8.40      5.15    --
1991      11.36    .41      1.35       1.76      (.40)    --      (.40)   12.72   15.93     187,987   .65    7.76     11.69    --
1992      12.72    .52       .44        .96      (.43)   (.01)    (.44)   13.24    7.69     371,828   .59    7.07     28.64    --
1993      13.24    .50       .77       1.27      (.51)   (.08)    (.59)   13.92    9.71     684,303   .54    6.06    145.11    --
1994      13.92    .96     (1.59)      (.63)     (.67)   (.05)    (.72)   12.57   (4.55)    579,039   .53    6.87     18.25**  --
1995      12.57    .93      1.46       2.39      (.96)    --      (.96)   14.00   19.46     643,165   .52    6.72     18.68**  --
1996      14.00    .750     (.308)      .442     (.972)   --      (.972)  13.47    3.62     843,858   .51    6.66     12.93**  --
Utility Equity Fund
19892     10.00    .17      1.97       2.14       --      --       --     12.14   21.40      15,151   --7    5.63      4.43    --
1990      12.14    .40      (.18)       .22      (.10)    --      (.10)   12.26    1.84      77,739   .68    6.53     --       --
1991      12.26    .35      2.60       2.95      (.35)    --      (.35)   14.86   24.56     243,626   .63    5.92      2.01    --
1992      14.86    .35       .92       1.27      (.31)    --      (.31)   15.82    8.69     667,118   .55    5.18       .13    --
1993      15.82    .38      1.28       1.66      (.34)    --      (.34)   17.14   10.54   1,589,634   .51    4.47      4.80    --
1994      17.14    .95     (2.94)     (1.99)     (.62)   (.11)    (.73)   14.42  (11.56)  1,155,110   .52    5.58     11.74    --
1995      14.42    .84      3.54       4.38      (.90)    --      (.90)   17.90   31.35   1,423,446   .50    5.14     13.27    --
1996      17.90    .910      .285      1.195     (.915)   --      (.915)  18.18    7.07   1,202,290   .50    4.20     29.69   .0252
Zero Coupon Fund - 2000
19899     10.00    .21       .87       1.08       --      --       --     11.08   10.80       2,056   --7    6.75*   158.01    --
1990      11.08    .43       .19        .62      (.13)   (.17)    (.30)   11.40    5.91      12,314   .377   8.55    180.49    --
1991      11.40    .57      1.67       2.24      (.38)    --      (.38)   13.26   20.19      27,699   .257   7.88     19.15    --
1992      13.26    .57       .58       1.15      (.53)    --      (.53)   13.88    9.04      48,217   .257   6.97      9.10    --
1993      13.88    .66      1.55       2.21      (.62)   (.03)    (.65)   15.44   16.15      76,916   .377   5.88      7.02    --
1994      15.44    .68     (1.71)     (1.03)     (.69)   (.10)    (.79)   13.62   (6.76)     94,230   .407   6.37     --       --
1995      13.62    .75      2.03       2.78      (.67)    --      (.67)   15.73   20.67     137,357   .407   6.14      1.63    --
1996      15.73    .980     (.650)      .330     (.861)  (.009)   (.87)   15.19    2.43     129,601   .407   6.14       .58    --
Zero Coupon Fund - 2005
19899     10.00    .20      1.33       1.53       --      --       --     11.53   15.30       1,372   --7    7.79*   232.71    --
1990      11.53    .55      (.32)       .23      (.14)   (.47)    (.61)   11.15    2.69       5,151   .387   8.56    164.90    --
1991      11.15    .54      1.65       2.19      (.43)    --      (.43)   12.91   20.37      11,299   .257   8.00      4.54    --
1992      12.91    .65       .67       1.32      (.61)    --      (.61)   13.62   10.81      18,295   .257   7.46     19.48    --
1993      13.62    .44      2.55       2.99      (.52)   (.01)    (.53)   16.08   22.21      42,998   .377   5.67     16.59    --
1994      16.08    .71     (2.24)     (1.53)     (.60)   (.19)    (.79)   13.76   (9.60)     51,499   .407   6.53      2.00    --
1995      13.76    .78      3.53       4.31      (.69)    --      (.69)   17.38   31.76      83,222   .407   6.19      1.72    --
1996      17.38    .958    (1.127)     (.169)    (.861)   --      (.861)  16.35   (0.50)     82,603   .407   6.15      2.06    --
Zero Coupon Fund - 2010
19899     10.00    .17      1.44       1.61       --      --       --     11.61   16.10       2,387   --7    6.57*   193.14    --
1990      11.61    .59      (.57)       .02      (.13)   (.25)    (.38)   11.25     .57       6,846   .407   8.70    178.75    --
1991      11.25    .56      1.58       2.14      (.55)    --      (.55)   12.84   20.09      15,610   .257   8.05     22.44    --
1992      12.84   1.21       .03       1.24      (.73)    --      (.73)   13.35   10.31      13,431   .257   7.64     54.50    --
1993      13.35    .50      2.81       3.31      (.94)   (.04)    (.98)   15.68   25.47      29,189   .257   5.89     36.63    --
1994      15.68    .55     (2.27)     (1.72)     (.63)   (.31)    (.94)   13.02  (10.97)     45,361   .407   6.57      4.34    --
1995      13.02    .76      4.75       5.51      (.49)    --      (.49)   18.04   42.79      85,633   .407   6.41     31.45    --
1996      18.04   1.024    (1.658)     (.634)    (.878)  (.238)  (1.116)  16.29   (2.69)     78,816   .407   6.24     16.10    --

*Annualized.
**The portfolio turnover rate excludes mortgage dollar roll transactions. ***Represents the average broker commission rate per share paid by the Fund in connection with the execution of the Fund's portfolio transactions in equity securities.
+Total return measures the change in value of an investment over the periods indicated. It assumes reinvestment of dividends and capital gains, if any, at net asset value and is not annualized.
1For the period May 1, 1996 (effective date) to December 31, 1996.
2For the period January 24, 1989 (effective date) to December 31, 1989.
3For the period January 27, 1992 (effective date) to December 31, 1992.
4For the period November 1, 1995 (effective date) to December 31, 1995.
5For the period March 15, 1994 (effective date) to December 31, 1994.
6For the period April 19, 1995 (effective date) to December 31, 1995.
7During the periods indicated Franklin Advisers, Inc., the investment manager, agreed in advance to waive a portion of its management fees and made payments of other expenses incurred by the Funds. Had such action not been taken, ratios of operating expenses to average net assets would have been as follows:

                                           Fiscal   Ratio of Expenses to
Fund Name                                    Year     Average Net Assets
--------------------------------------------------------------------------------
Money Market Fund                          19892           0.95%
                                            1994           0.54
                                            1995           0.53
                                            1996           0.53

Growth and Income Fund                     19892           1.01
Templeton Global Income Securities Fund    19892           1.06

High Income Fund                           19892           1.02
Income Securities Fund                     19892           1.01
Templeton Pacific Growth Fund              19923           2.57*
Natural Resources Securities Fund
 (formerly, Precious Metals Fund)          19892           1.11
Real Estate Securities Fund                19892           1.24
Rising Dividends Fund                      19923           0.76*
U.S. Government Securities Fund            19899           0.85*
Utility Equity Fund                        19892           1.01
Zero Coupon Fund - 2000                    19899           0.93*
                                            1990           0.70
                                            1991           0.68
                                            1992           0.68
                                            1993           0.67
                                            1994           0.66
                                            1995           0.63
                                            1996           0.62

                                            Fiscal   Ratio of Expenses to
Fund Name                                    Year     Average Net Assets
--------------------------------------------------------------------------------
Zero Coupon Fund - 2005                    19899           1.02*
                                            1990           0.71
                                            1991           0.71
                                            1992           0.69
                                            1993           0.67
                                            1994           0.68
                                            1995           0.66
                                            1996           0.65

Zero Coupon Fund - 2010                    19899           0.93*
                                            1990           0.68
                                            1991           0.70
                                            1992           0.69
                                            1993           0.68
                                            1994           0.68
                                            1995           0.66
                                            1996           0.65

8Per share amounts have been calculated using the average shares outstanding during the period.
9For the period March 13, 1989 (effective date) to December 31, 1989.
10For the period November 8, 1996 (effective date) to December 31, 1996.
11For the period ended March 31, 1997 (unaudited).

Introduction
--------------------------------------------------------------------------------

Franklin Valuemark Funds (the "Trust") is an open-end management investment company, or mutual fund, organized as a Massachusetts business trust on April 26, 1988 and registered with the Securities and Exchange Commission ("SEC"). The Trust currently consists of twenty-three separate investment portfolios or funds (the "Funds" or a "Fund"), each of which is, in effect, a separate mutual fund. The Trust issues a separate series of shares of beneficial interest for each Fund. An investor, by investing in a Fund, becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro rata in any losses on the investments of that Fund.

Shares of the Trust are currently sold only to separate accounts (the "Variable Accounts") of Allianz Life Insurance Company of North America, or its wholly owned subsidiary Preferred Life Insurance Company of New York, or their affiliates ("Insurance Companies"), to fund the benefits under variable life insurance policies and variable annuity contracts (collectively the "Contracts") issued by the Insurance Companies. The Variable Accounts are divided into sub-accounts (the "Sub-Accounts"), each of which will invest in one of the Funds, as directed by the owners of the Contracts (collectively the "Contract Owners"). Some of the current Funds in the Trust may not be available in connection with a particular Contract or in a particular state. Contract Owners should consult the accompanying prospectus describing the specific Contract or the appropriate Insurance Company for information on available Funds and any applicable limitations with respect to their investment options.

General Investment Considerations
--------------------------------------------------------------------------------

Each Fund has one or more investment objectives and related investment policies and uses various investment methods to pursue these objectives and policies. There can be no assurance that any Fund will achieve its investment objective or objectives. The investment objective or objectives of each Fund are "fundamental policies" which means they may not be changed without shareholder approval. Certain investment restrictions described here or in the Statement of Additional Information ("SAI") may also be identified as "fundamental." The investment strategies, policies, and restrictions designed to realize the stated objectives, however, are typically not fundamental and may be changed by the Trust's Board of Trustees without shareholder approval.

Investors should not consider any one Fund alone to be a complete investment program and should evaluate each Fund in relation to their personal financial situation, goals, and tolerance for risk. All of the Funds are subject to the risk of changing economic conditions, as well as the risk related to the ability of the Managers to make changes in the portfolio composition of the Fund in anticipation of changes in economic, business, and financial conditions. As with any security, a risk of loss of all or a portion of the principal amount invested accompanies an investment in the shares of any of the Funds.

The different types of securities, investments, and investment techniques used by each Fund all have attendant risks of varying degrees and are described in the pages that follow. As an overview, investors should bear in mind with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt obligations, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument or at all. In addition, the value of debt obligations generally rises and falls inversely with prevailing current interest rates. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of shares of Funds which invest in debt obligations. In addition to the factors which affect the value of individual securities, a Contract Owner may anticipate that the value of the shares of a Fund will fluctuate with movements in the broader equity and bond markets as well. A decline in the stock market of any country in which a Fund is invested or changes in currency valuations may also affect the price of shares of a Fund. History reflects both increases and decreases in interest rates, worldwide stock markets, and currency valuations, and these may reoccur unpredictably in the future.

As stated in the descriptions of the individual Funds below, an investment in certain of the Funds involves special additional risks as a result of their ability to invest a substantial portion of their assets in high yield, high risk, lower rated debt obligations ("junk bonds"), foreign investments including those of "developing market" issuers located in emerging nations generally as defined by the World Bank, specialized industry sectors, derivative instruments or complex securities. These and other types of investments and investment methods common to more than one Fund are described in greater detail, including the risks of each and any limitations, in "Highlighted Risk Considerations," "Investment Methods and Risks," and the SAI. All policies and percentage limitations are considered at the time of purchase. Each of the Funds will not necessarily use the strategies described to the full extent permitted unless the Managers believe that doing so will help a Fund reach its objectives, and not all instruments or strategies will be used at all times.

Fund Investment Objectives and Policies
--------------------------------------------------------------------------------

FUND SEEKING STABILITY
OF PRINCIPAL AND INCOME

Money Market Fund

The investment objective of the Money Market Fund is to obtain as high a level of current income (in the context of the type of investments available to the Fund) as is consistent with capital preservation and liquidity. The Fund will seek to maintain a $1 per share net asset value, but there is no guarantee that it will be successful in doing so.

The Fund follows certain procedures required by federal securities laws with respect to the quality, maturity and diversification of its investments. These procedures are designed to help maintain a stable $1.00 share price. The Fund limits its investments to U.S. dollar denominated instruments which the Board of Trustees determines present minimal credit risks and which are, as required by federal securities laws, rated in one of the two highest rating categories as determined by nationally recognized statistical rating organizations ("NRSROs"), or which if unrated are of comparable quality, with remaining maturities of 397 calendar days or less ("Eligible Securities"). Because the Fund will limit its investments to high quality securities, it will experience generally lower yields than if the Fund purchased securities of lower quality and correspondingly greater risk.

Eligible Securities include the following:

1. securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities");

2. obligations issued or guaranteed by U.S. banks with assets of at least one billion dollars, foreign branches of U.S. banks ("Eurodollar Investments"), U.S. branches of foreign banks ("Yankee Dollar Investments"), and foreign branches of foreign banks (including certificates of deposit, bank notes, loan participation interests, commercial paper, unsecured promissory notes, time deposits, and bankers' acceptances), provided that where the obligation is issued by a branch, the parent bank has more than five billion dollars in total assets at the time of purchase ("Bank Obligations");

3. commercial paper (unsecured promissory notes including variable amount master demand notes) issued by domestic or foreign issuers;

4. other short-term obligations issued or guaranteed by U.S. corporations, or obligations issued by foreign entities ("Corporate Obligations");

5. taxable municipal securities, the interest on which is not exempt from Federal income tax, issued by or on behalf of states, territories, and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies, and instrumentalities, up to 10% of the Fund's assets;

6. unrated notes, paper, obligations or other instruments that the Manager determines to be of comparable high quality; and

7. repurchase agreements with respect to any of the foregoing obligations.

U.S. Government Securities, Bank and Corporate Obligations may have fixed, floating, or variable interest rates. NRSROs include Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate IBCA Inc., and Thompson BankWatch. See Appendix for an explanation of ratings by S&P and Moody's.

Portfolio Maturity. All Fund portfolio instruments will mature within 397 calendar days or less of the time that they are acquired. The average maturity of the Fund's portfolio securities based on their dollar value will not exceed 90 days at the time of each investment. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Fund will invest its available cash in such manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as is reasonably practicable.

Foreign Investments. The Fund may invest up to 25% of its assets in obligations of foreign branches of U.S. or foreign banks. The Fund's investments in foreign obligations, although always dollar denominated, involve risks related to market volatility, economic, social, and political uncertainty, that are different from investments in similar obligations of domestic entities. INVESTMENT IN FOREIGN SECURITIES, PARTICULARLY INDEVELOPINGMARKETS, INVOLVES SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" AND THE SAI.

Other Investment Policies. Investments in obligations of U.S. branches of foreign banks, which are considered domestic banks, may only be made if such branches have a federal or state charter to do business in the U.S. and are subject to U.S. regulatory authorities. The Fund may invest up to 10% of its assets in time deposits with maturities in excess of seven calendar days. (Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.)

The Fund will not invest more than 5% of its total assets in Eligible Securities of a single issuer, other than U.S. Government Securities, rated in the highest category by the requisite number of rating agencies, except that the Fund may exceed that limit as permitted by SEC rules for a period of up to three business days; and the Fund will not invest (a) the greater of 1% of the Fund's total assets or one million dollars in Eligible Securities issued by a single issuer rated in the second highest category, or (b) more than 5% of its total assets in Eligible Securities of all issuers rated in the second highest category.

Under the policies discussed in "Investment Methods and Risks" and in the SAI, the Fund may acquire U.S. Government Securities on a when-issued or delayed delivery basis, lend portfolio securities, enter into repurchase agreements, and engage in other activities specifically identified for this Fund.

FUNDS SEEKING CURRENT INCOME

High Income Fund

The principal investment objective of the High Income Fund is to earn a high level of current return. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its principal objective.

Selection of Portfolio Securities. The Fund may invest in both debt obligations and dividend-paying common or preferred stocks, including high risk securities, and will seek to invest in whatever type of investment is offering the highest yield and expected total return without excessive risk at the time of purchase. Current yield is the primary criterion used by the Fund in selecting securities for investment, although potential for capital appreciation may also be considered.

In the event of a corporate restructuring or bankruptcy reorganization of an issuer whose securities are owned by the Fund, the Fund may receive securities different from those originally purchased, e.g., common stock that is not dividend paying, bonds with a lower coupon or more junior status, or convertible securities. The Fund is not obligated to sell such securities immediately, if the Manager believes, based on its own analysis, that the longer term outlook is favorable and there is the potential for a higher total return by holding such investments.

The Fund may also invest in lower rated zero-coupon, deferred interest and pay-in-kind obligations, which may involve special risk considerations. See "Investment Methods and Risks."

Credit Quality. When purchasing debt obligations, the Fund may invest in obligations in any rating category (including obligations in the lowest rating categories) or unrated obligations, depending upon prevailing market and economic conditions. BECAUSE OF THE FUND'S POLICY OF INVESTING IN HIGHER YIELDING, HIGHER RISK DEBT OBLIGATIONS, AN INVESTMENT IN THE FUND IS ACCOMPANIED BY A HIGHER DEGREE OF RISK THAN IS PRESENT WITH AN INVESTMENT IN HIGHER RATED, LOWER YIELDING OBLIGATIONS. ACCORDINGLY, INVESTORS CONSIDERING THE FUND SHOULD EVALUATE THEIR OVERALL INVESTMENT GOALS AND TOLERANCE FOR RISK.

It is the Fund's current intention not to purchase debt obligations, including convertible bonds, rated below Caa by Moody's or CCC by S&P; or, if unrated, comparable obligations in the view of the Manager. The lower rated obligations in which the Fund may invest (sometimes referred to as "junk bonds") are considered by S&P and Moody's, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and therefore entail special risks. The Fund will not purchase issues that are in default. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "Investment Methods and Risks," and the SAI for additional information, the Appendix for a discussion of the rating categories, and the "Asset Composition Table" for information about the ratings of the debt obligations in the Fund during 1996.

These ratings, which represent the opinions of the rating services, do not reflect the risk of market fluctuations nor are they absolute credit standards. Ratings will be considered but will not be a determining or limiting factor. Rather than relying principally on the ratings assigned by rating services, the Manager conducts its own investment analysis based on such factors as: anticipated cash flow; interest or dividend coverage; asset coverage; earnings prospects; the experience and managerial strength of the issuer; responsiveness to changes in interest rates and business conditions; debt obligations maturity schedules and borrowing requirements; and the issuer's changing financial condition and public recognition thereof.

In the event the rating on an issue held in the Fund's portfolio is changed by the rating service or the obligation goes into default, such event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not necessarily result in an automatic sale of the security.

Certain of the high yield obligations in which the Fund may invest may be purchased at a discount. Such investments, when held to maturity or retired, may include an element of gain (which may be treated as ordinary income or capital gain for tax purposes). The Fund does not intend to hold obligations for the purpose of achieving such gains, but generally will hold them as long as current yields on these investments remain attractive. Capital losses may be realized when obligations purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of obligations.

Because a substantial portion of this Fund's investments at any particular time may consist of lower rated debt obligations, changes in the level of interest rates, among other things, will likely have an increased effect on the value of the Fund's holdings and thus the value of the Fund's shares.

Other Investment Policies. The Fund may invest up to 10% in foreign securities, including developing markets, which involve special risks including currency fluctuations and political uncertainty. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" AND THE SAI. Under the policies discussed in "Investment Methods and Risks," "Highlighted Risk Considerations," and the SAI, the Fund may also acquire loan participations, purchase debt obligations on a "when-issued" basis, write covered call options, loan its portfolio securities, enter into repurchase transactions and forward currency exchange contracts, participate in interest rate swaps, and engage in other activities specifically identified for this Fund.

Templeton Global Income Securities Fund

The investment objective of the Templeton Global Income Securities Fund is to provide high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.

Portfolio Investments. The Fund will pursue its objectives by investing at least 65% of its net assets in both domestic and foreign debt obligations including those in developing markets and related foreign currency transactions. Investments will be selected to provide a high current yield and currency stability, or a combination of yield, capital appreciation, or currency appreciation consistent with the Fund's objectives. As a global fund, the Fund may invest in securities issued in any currency and may hold foreign currencies. The Manager intends to manage the Fund's exposure to various currencies, and may from time to time make use of forward currency exchange contracts or options on currencies for hedging purposes. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

The Fund may invest in debt obligations or equity securities of any type of issuer, including domestic and foreign corporations, domestic and foreign banks (with assets in excess of one billion dollars), other business organizations, and domestic and foreign governments and their political subdivisions, including the U.S. government, its agencies, and authorities or instrumentalities, and supranational organizations.

Under normal market conditions, the Fund will have at least 25% of its total assets invested in debt obligations issued or guaranteed by foreign governments. Securities issued by central banks which are guaranteed by their national governments are considered to be government securities. Bonds of foreign governments or their agencies which may be purchased by the Fund may be less secure than those of U.S. government issuers.

The Fund is also authorized to invest in debt obligations of supranational entities. A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Investment Bank and the Asian Development Bank. The Fund is further authorized to invest in "Semi-Governmental Securities," which are debt obligations issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

Other debt obligations of both domestic and foreign issuers in which the Fund may invest include all types of long-term or short-term debt obligations, such as bonds, debentures, notes, convertible debt obligations, and commercial paper. These debt obligations may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer; participation based on revenues, sales or profits; or the purchase of common stock in a unit transaction (where an issuer's debt obligations and common stock are offered as a unit).

Credit Quality. The Fund may invest in high yield, high risk, lower rated debt obligations, including convertible bonds, that are rated at least B by Moody's or S&P or, if unrated, are at least of comparable quality as determined by the Manager. Many debt obligations of foreign issuers, and especially developing markets issuers, are either (i) rated below investment grade, or (ii) not rated by U.S. rating agencies so that their selection depends on the Manager's internal analysis. Securities rated BB or lower (sometimes referred to as "junk bonds") are regarded as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and therefore involve special risks; investments in such securities will not exceed 25% of the Fund's net assets. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "Investment Methods and Risks," and the SAI for additional information, the Appendix for a discussion of the rating categories, and the "Asset Composition Table" for information about the ratings of the debt obligations in the Fund during 1996.

Countries of Principal Investment. Under normal circumstances, at least 65% of the Fund's assets will be invested in the securities of issuers located in at least three countries, one of which may be the U.S. Securities of issuers within a given country may be denominated in the currency of that or another country, or in multinational currency units such as the European Currency Unit ("ECU"). The Fund will allocate its assets among securities of various issuers, geographic regions, and currencies in a manner which is consistent with its objectives, based upon relative interest rates among currencies, the outlook for changes in interest rates, and anticipated changes in worldwide exchange rates. In considering these factors, a country's economic and political conditions, such as inflation rate, growth prospects, global trade patterns and government policies will be evaluated.

It is currently anticipated that the Fund's assets will be invested principally within Australia, Canada, Japan, New Zealand, the U.S., Scandinavia, and Western Europe, and in securities denominated in the currencies of these countries or denominated in multinational currency units such as the ECU. The Fund may also acquire securities and currency in less developed countries as well as in developing countries. Investments in foreign securities, especially developing markets, involve special and additional risks related to currency fluctuations, market volatility and economic, social, and political uncertainty that are different from investments in similar obligations of domestic entities. See "Highlighted Risk Considerations, Foreign Transactions" and the SAI.

Portfolio Maturity. The Fund may invest in debt obligations with varying maturities. Under current market conditions, it is expected that the dollar-weighted average maturity of the Fund's debt obligations investments will not exceed 15 years. Generally, the average maturity of the Fund's debt obligations portfolio will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall.

Other Investment Policies. With respect to currency risk, the Fund may, but is not required to, use currency forwards, futures contracts, and interest rate swaps, to hedge income or capital. Under the policies discussed in "Investment Methods and Risks Common to More than One Fund," "Highlighted Risk Considerations," and in the SAI, the Fund may also acquire loan participations; loan its portfolio securities; enter into repurchase, reverse repurchase, and "when-issued" transactions; invest in preferred stock; invest in structured notes; purchase and sell call and put options on U.S. or foreign securities; enter into futures contracts for the purchase or sale of U.S. Treasury or foreign securities or based upon financial indices; and engage in other activities specifically identified for this Fund.

Risks and Other Considerations Related to Non-Diversification. As a non-diversified fund under federal securities laws, the Fund is permitted to invest all of its assets in the obligations of a single issuer or relatively few issuers. Of course, the more flexible and less restrictive diversification standards for non-diversified funds may at times be important to the Fund's investment strategy since the number of issuers of foreign debt obligations is limited and foreign government securities are not considered "government securities" for diversification purposes under federal securities laws. Since the Fund is permitted to invest a greater proportion of its assets in the obligations of a smaller number of foreign issuers, however, changes in the value of a single issuer's securities or interest rate fluctuations, may have a greater effect on the Fund's investments and its share price. The risks of investing in foreign securities could also be magnified. The Fund will still be subject to the diversification requirements under the federal tax code and the 25% limit on concentration of investments in a single industry which will have a somewhat mitigating effect. See "Investment Methods and Risks."

U.S. Government Securities Fund

The investment objective of the U.S. Government Securities Fund is to earn income through investments in a portfolio limited to securities which are obligations of the U.S. government, its agencies or instrumentalities.

Portfolio Investments. The Fund pursues its objective by investing in all types of U.S. Government Securities, including obligations issued or guaranteed by U.S. government agencies and instrumentalities. These obligations may also include fixed-rate mortgage backed securities, adjustable-rate mortgage-backed securities ("ARMS"), or a hybrid of the two. See "Investment Methods and Risks-Debt Obligations." Some government agency obligations or guarantees are supported by the full faith and credit of the U.S. government, while others are supported principally by the issuing agency and may not permit recourse against the U.S. Treasury if the issuing agency does not meet its commitments.

Government   National  Mortgage   Association.   The  Fund  anticipates  that  a
significant portion of its portfolio will consist of Government National Mortgage Association ("Association") mortgage-backed certificates ("GNMAs") and similar mortgage-backed securities issued or guaranteed by other agencies. GNMAs are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMAs differ from other bonds in that principal may be paid back on an unscheduled basis rather than returned in a lump sum at maturity. The Fund purchases GNMAs for which principal and interest are guaranteed.

The Association's guarantee of payment of principal and interest on GNMAs is backed by the full faith and credit of the United States government. The Association may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Of course, this guarantee does not extend to the market value or yield of the GNMAs or the net asset value or performance of the Fund, which will fluctuate daily with market conditions.

Payments to holders of GNMAs consist of the monthly distributions of interest and principal less the Association's and issuers' fees. The portion of the monthly payment which represents a return of principal will be reinvested by the Fund in securities which may bear interest at a rate higher or lower than the obligation from which the principal payment was received.

When mortgages in the pool underlying a GNMA are prepaid by borrowers or as a result of foreclosure, such principal payments are passed through to the GNMA holders, such as the Fund. Accordingly, a GNMA's life is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to accurately predict the life of a particular GNMA.

GNMA yields (interest income as a percentage of price) have historically exceeded the current yields on other types of U.S. Government securities with comparable maturities. The effects of interest rate fluctuations and unpredictable prepayments of principal, however, can greatly change realized yields. As with most bonds, in a period of rising interest rates, the value of a GNMA will generally decline. In a period of declining interest rates, however, it is more likely that mortgages contained in GNMA pools will be prepaid thus reducing the effective yield. This potential for prepayment during periods of declining interest rates may reduce the general upward price increases of GNMAs as compared to noncallable debt securities over the same periods. Moreover, any premium paid on the purchase of a GNMA will be lost if the obligation is prepaid. Of course, price changes of GNMAs and other securities held by the Fund will have a direct impact on the net asset value per share of the Fund.

Adjustable Rate Securities. In addition to ARMS, the Fund may also invest in adjustable rate U.S. Government securities, which may include securities backed by other types of assets, including business loans guaranteed by the U.S. Small Business Administration ("SBA").

The ARMS in which the Fund invests are issued primarily by the Government National Mortgage Association ("Association"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"), and are actively traded in the secondary market. The underlying mortgages which collateralize ARMS issued by the Association are fully guaranteed by the Federal Housing Administration or the Veterans Administration, while those collateralizing ARMS issued by the FNMA or the FHLMC are typically conventional residential mortgages conforming to standard underwriting size and maturity constraints.

ARMS allow the Fund to participate in increases in interest rates through periodic adjustments in the coupon rates of the underlying mortgages, resulting in both higher current yields and lower price fluctuations.

The Fund will not, however, benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held to exceed the maximum annual or lifetime reset limits (or "cap rates"). Fluctuations in interest rates above these levels could cause such ARMS to behave more like long-term, fixed-rate debt obligations. See the SAI for additional details.

Other Investment Policies. Under the policies discussed in "Investment Methods and Risks" and in the SAI, the Fund may enter into covered mortgage "dollar rolls," loan portfolio securities, engage in repurchase agreements, and engage in other activities specifically identified for this Fund.

Zero Coupon Funds:
Maturing in December of 2000, 2005, 2010

The objective of each of the three Zero Coupon Funds is to provide as high an investment return as is consistent with the preservation of capital.

Each Fund seeks to return a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific target date in the future by investing primarily in zero coupon securities that pay no cash income but are acquired by the Fund at substantial discounts from their value at maturity. These securities may experience greater fluctuations in market value in response to interest rate changes than interest-paying securities of similar maturities. If shares of a Zero Coupon Fund are redeemed prior to the maturity of the Fund, an investor may experience a significantly different investment return than was anticipated at the time of purchase. Therefore, the Zero Coupon Funds may not be appropriate for Contract Owners who do not plan to have their purchase payments invested in shares of the Fund for the long-term or until maturity.

Portfolio Investments. Under normal circumstances, each Zero Coupon Fund will invest at least 65% of its net assets in "Stripped Securities," a term used collectively for Stripped Treasury Securities, Stripped Government Securities, Stripped Corporate Securities and Stripped Eurodollar Obligations, all described below. The Stripped Securities in which each Fund will invest consist of:

1) zero coupon securities issued by the U.S. Treasury, including treasury bills, debt obligations issued by the U.S. Treasury which have been stripped of their unmatured interest coupons or which were issued without interest coupons, interest coupons that have been stripped from debt obligations issued by the U.S. Treasury, and receipts and certificates for stripped debt obligations and stripped coupons, including U.S. government trust certificates (collectively, "Stripped Treasury Securities") (currently not anticipated to be in excess of 55% of the Funds' assets);

2) other zero coupon securities issued by the U.S. government and its agencies and instrumentalities, by a variety of tax-exempt issuers such as state and local governments and their agencies and instrumentalities and by "mixed-ownership government corporations" (collectively, "Stripped Government Securities");

3) zero coupon securities issued by domestic corporations which consist of corporate debt obligations without interest coupons, and, if available, interest coupons that have been stripped from corporate debt obligations, and receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Corporate Securities");

4) stripped Eurodollar obligations, which are debt obligations denominated in U.S. dollars that are issued by foreign issuers, often subsidiaries of domestic corporations ("Stripped Eurodollar Obligations").

Risks of Investing in Stripped Securities. Stripped Securities investments, like other investments in debt obligations, are subject to certain risks, including credit and market risks. To the extent the Zero Coupon Funds invest in Stripped Securities other than Stripped Treasury Securities, such investments will be rated at least A by nationally recognized statistical rating agencies, or if unrated, are determined by the Manager to be of comparable quality. Such securities are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and have some speculative characteristics. The Zero Coupon Funds will also attempt to minimize the impact of individual credit risks by diversifying their portfolio investments. The availability of Stripped Securities, other than Stripped Treasury Securities, may be limited at times; during such periods, because the Fund must meet annuity tax diversification rules, the Fund may invest in other types of fixed-income securities.

Stripped Securities do not make any periodic payments of interest prior to maturity and the stripping of the interest coupons causes the Stripped Securities to be offered at a substantial or "deep" discount from their face amounts. The market value of Stripped Securities and, therefore, of the shares of the Zero Coupon Funds, will fluctuate with changes in interest rates and other factors and are generally subject to greater fluctuations in response to changing interest rates than shares of a fund consisting of debt obligations of comparable quality and maturities that pay interest currently. The amount of fluctuation increases with a longer period to maturity.

Special Risks Relating to Maturity. The Trust currently offers three separate Zero Coupon Funds, each maturing on the third Friday of December of its specific maturity year (the "Target Date"): 2000, 2005 and 2010. On each Fund's Target Date, the Fund will be converted to cash and an investor may invest in another of the Trust's Funds. At least 30 days prior to maturity, contract owners will be notified and given an opportunity to select another investment option. If an investor does not complete an instruction form directing what should be done with liquidation proceeds, the proceeds will be automatically invested in the Money Fund and the Contract Owners will be notified of such event.

Because each Fund will be primarily invested in zero coupon securities, investors whose purchase payments are invested in shares held to maturity, including those obtained through reinvestment of dividends and distributions, will experience a return consisting primarily of the amortization of discount on the underlying securities in the Fund. However, the net asset value of a Fund's shares increases or decreases with changes in the market value of that Fund's investments.

Because they do not pay interest, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities. Investors can expect more appreciation from a Zero Coupon Fund during periods of declining interest rates than from interest-paying securities of similar maturity. Conversely, when interest rates rise, a Fund will normally decline more in price than interest-paying securities of similar maturity. Price fluctuations are expected to be greatest in the longer-maturity Funds and are expected to diminish as a Fund approaches its maturity date. Interest rates can change suddenly and unpredictably. If shares of a Zero Coupon Fund are redeemed prior to the maturity of the Fund, an investor may experience a significantly different investment return than was anticipated at the time of purchase.

The Funds' Manager will attempt to maintain the average duration of each Fund to within twelve months of the Fund's Target Date. Duration is a measure of the length of an investment which takes into account, through present value analysis, the timing and amount of any interest payments as well as the amount of the principal repayment. Duration is commonly used by professional managers to help identify and control "reinvestment risk" that is, the risk that interest rates will be lower when the fund seeks to invest the proceeds from a matured obligation. Since each Fund will not be invested entirely in zero coupon securities maturing on the Target Date, there will be some unknown reinvestment risk and liquidation costs with respect to those other investments. By balancing investments with slightly longer and shorter durations, the Manager believes it can maintain a Fund's average duration within twelve months of the Fund's Target Date and thereby reduce its unknown reinvestment risk. As a fund approaches its Target Date, its portfolio will be comprised of increasingly larger amounts of repurchase agreements, commercial paper, bankers acceptances, government agency discount notes, treasury bills, and other Money Market Instruments.

Foreign Portfolio Investments. Although each Fund reserves the right to invest up to 10% of its assets in obligations or securities of foreign issuers, each Fund typically limits such investments to less than 10% of their respective assets and to dollar denominated obligations. Investments in stripped Eurodollar obligations where delivery takes place outside the U.S. will be made in compliance with any applicable U.S. and foreign currency restrictions and other tax laws and laws limiting the amount and types of foreign investments. Investment in foreign securities involves special risks including currency fluctuations and political uncertainty. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN SECURITIES" AND THE SAI.

Structured Notes. Although each Fund reserves the right to invest up to 10%, each Fund currently does not intend to invest more than 5% of its assets in certain structured notes. These notes are comparable to zero coupon bonds in terms of credit quality, interest rate volatility, and yield. See "Investment Methods and Risks."

Other Investment Policies. To provide income for expenses, redemption payments, and cash dividends, up to 20% of each Fund's assets may be invested in Money Market Instruments although typically the actual amount is substantially less. Under the policies discussed in "Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Funds may also lend portfolio securities, enter into repurchase agreements with respect to securities in which they are permitted to invest, and engage in other activities specifically identified for these Funds.

Tax Considerations. Under the federal income tax law, a portion of the difference between the purchase price of the zero coupon securities and their face value ("original issue discount") is considered to be income to the Zero Coupon Funds each year, even though such Funds will not receive cash payments representing the discount from these securities. This original issue discount will comprise a part of the net taxable investment income of such Funds which must be "distributed" to the insurance company, as shareholder each year, whether or not such distributions are paid in cash. To the extent such distributions are paid in cash, the Fund may have to generate the required cash from interest earned on non-zero coupon securities or possibly from the disposition of zero coupon securities.

FUNDS SEEKING GROWTH AND INCOME

Growth and Income Fund

The principal investment objective of the Growth and Income Fund is capital appreciation. The Fund's secondary objective is to provide current income return.

Portfolio Investments. The Fund pursues capital appreciation by investing in securities the Manager believes have the potential to increase in value. The Fund will normally invest in the U.S. stock market by investing in a broadly diversified portfolio of common stocks which may be traded on a securities exchange or over-the-counter. Such investments will be made, however, only if the Fund's Manager believes that the perceived risk is justified by the potential for capital appreciation. Stocks and other equity securities representing ownership interests in corporations, have historically outperformed other asset classes over the long term but tend to fluctuate more dramatically over the short term.

The Fund seeks current income through the receipt of dividends or interest from its investments, and the payment of dividends may therefore be a consideration in purchasing debt obligations or securities for the Fund. In pursuing its secondary objective of current income, the Fund may also purchase convertible securities, including bonds or preferred stocks, enhanced convertible securities, debt obligations, and Money Market Instruments.

Selection of Portfolio Investments. The investment strategy of the Fund is to generally invest in undervalued issues believed to have attractive long-term growth prospects. The Fund's Manager uses relative yield analysis to target companies that have current relative yields near the upper end of their historical ranges. In doing so, the Fund's Manager hopes to identify undervalued stocks, in pursuit of the Fund's primary objective of capital appreciation. Relative yield, as used here, is a company's stock yield divided by the market yield (as defined by the S&P 500). In implementing the Fund's relative yield strategy, the Fund generally restricts its investment to stocks yielding at least 100% of the yield of the S&P 500, thereby enabling the Manager to pursue its secondary objective, namely current income. In addition to relative yield analysis, the Fund employs other valuation methods including, but not limited to, quantitative and fundamental analysis. This strategy generally results in the Fund investing predominantly in mid- and larger capitalization issuers.

Foreign Investments. Although the Fund reserves the right to invest up to 30% of its assets in foreign securities not publicly traded in the U.S., the Fund's current investment strategy is to limit such investments to no more than 20% of the Fund's total net assets, including ADRs. The Fund's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. INVESTMENTS IN FOREIGN SECURITIES, PARTICULARLYIN DEVELOPING MARKETS, INVOLVE SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN SECURITIES" AND THE SAI.

Convertible Securities. The Fund may invest in convertible securities. The convertible debt obligations in which the Fund may invest are subject to the same rating criteria and investment policies as the Fund's investments in debt obligations. Convertible preferred stocks are equity securities, generally carry a higher degree of market risk than debt obligations, and often may be regarded as speculative in nature. The Fund may also invest in enhanced convertible securities which may provide higher dividend income but which may carry additional risks, including reduced liquidity. See "Highlighted Risk Considerations" and "Investment Methods and Risks."

REITS. The Fund currently intends to invest no more than 10% of its assets in equity real estate investment trusts ("REITs"). REITs may provide an attractive alternative to direct investments in Real Estate, but are subject to risks related to the skill of their management, changes in value of the properties owned by the REITs, the quality of any credit extended by the REITs, and other factors. See "Real Estate Securities Fund."

Other Investment Policies. The Fund currently does not intend to invest more than 5% of its assets in debt obligations, including convertible debt obligations, rated Ba or lower by Moody's or BB or lower by S&P, or unrated securities determined by the Manager to be of comparable quality. Under the policies discussed in "Highlighted Risk Considerations" "Investment Methods and Risks" and in the SAI, the Fund may also write covered call and put options; purchase call and put options on securities and indices of securities, including "forward conversion" transactions; loan its portfolio securities; enter into repurchase transactions; and engage in other activities specifically identified for this Fund.

Income Securities Fund

The investment objective of the Income Securities Fund is to maximize income while maintaining prospects for capital appreciation.

Portfolio Investments. The Fund will pursue its objective by investing in a diversified portfolio of domestic and foreign debt obligations, which may include high yield, high risk, lower rated obligations (commonly referred to as "junk bonds"), as well as equity securities, selected with particular consideration of current income production along with capital appreciation. The assets of the Fund may be held in cash or invested in securities traded on any national securities exchange, in Money Market Instruments, or in securities issued by a corporation, association or similar legal entity having gross assets valued at not less than $1,000,000 as shown by its latest published annual report. Such investments may include zero coupon, deferred interest or pay-in-kind bonds, or preferred stocks. See "Investment Methods and Risks." There are no restrictions as to the proportion of investments which may be made in any particular type of security and such determination is entirely within the Manager's discretion. As market conditions change, it is conceivable that all of the assets of the Fund might be invested in debt obligations or, conversely, in common stocks. As a fundamental policy, however, the Fund will not concentrate its investments in a single industry in excess of 25% of its total assets.

Certain of the high yield obligations in which the Fund may invest may be purchased at a discount. Such investments, when held to maturity or retired, may include an element of gain (which may be treated as ordinary income or capital gain for tax purposes). The Fund does not intend to hold obligations for the purpose of achieving such gains, but generally will hold them as long as current yields on these investments remain attractive. Capital losses may be realized when obligations purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of obligations.

Credit Quality. When purchasing debt obligations, the Fund may invest in obligations in any rating category (including obligations in the lowest rating categories) or unrated obligations, depending upon prevailing market and economic conditions. BECAUSE OF THE FUND'S POLICY OF INVESTING IN HIGHER YIELDING, HIGHER RISK DEBT OBLIGATIONS, AN INVESTMENT IN THE FUND IS ACCOMPANIED BY A HIGHER DEGREE OF RISK THAN IS PRESENT WITH AN INVESTMENT IN HIGHER RATED, LOWER YIELDING OBLIGATIONS. ACCORDINGLY, INVESTORS CONSIDERING THE FUND SHOULD EVALUATE THEIR OVERALL INVESTMENT GOALS AND TOLERANCE FOR RISK.

Currently, however, the Fund intends generally to invest in securities that are rated at least Caa by Moody's or CCC by S&P, except for defaulted securities discussed below, or, if unrated, comparable obligations in the view of the Manager. The lower rated obligations in which the Fund may invest are considered by S&P and Moody's, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and therefore entail special risks. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "Investment Methods and Risks," and the SAI for additional information, the Appendix for a discussion of the rating categories, and the "Asset Composition Table" for information about the ratings of the debt obligations in the Fund during 1996.

These ratings, which represent the opinions of the rating services, do not reflect the risk of market fluctuations nor are they absolute credit standards. Ratings will be considered but will not be a determining or limiting factor. Rather than relying principally on the ratings assigned by rating services, the Manager conducts its own investment analysis.

In the event the rating on an issue held in the Fund's portfolio is changed by the rating service or the obligation goes into default, such event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not necessarily result in an automatic sale of the security.

Because a substantial portion of this Fund's investments at any particular time may consist of lower rated debt obligations, changes in the level of interest rates, among other things, will likely have an increased effect on the value of the Fund's holdings and thus the value of the Fund's shares.

Defaulted Debt Obligations. The Fund may invest up to 5% of its assets in defaulted debt obligations which may be considered speculative.

Foreign Investments. The Fund may invest up to 25% of its total net assets in foreign securities not publicly traded in the U.S., including those of developing markets issuers. The Fund may also invest in sponsored or unsponsored American Depositary Receipts. The Fund's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investments in similar obligations of domestic entities. Investments in foreign developing markets involve heightened risks related to the smaller size and lesser liquidity of these markets. INVESTMENTS IN FOREIGN SECURITIES, PARTICULARLY IN DEVELOPING MARKETS, INVOLVE SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN SECURITIES" AND THE SAI.

Other Investment Policies. The Fund currently intends to invest no more than 5% of its assets in loan participations and other related direct or indirect bank obligations and up to 5% of its assets in trade claims, both of which carry a high degree of risk; and currently intends to invest no more than 5% of its assets in enhanced convertible securities. Under the policies discussed in "Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also loan its portfolio securities; enter into repurchase transactions; purchase debt obligations on a "when-issued" or "delayed-delivery" basis; write covered call options on securities; and engage in other activities specifically identified for this Fund.

Mutual Shares Securities Fund

The principal investment objective of the Mutual Shares Securities Fund is capital appreciation, with income as a secondary objective.

Portfolio Investments. Under normal market conditions, the Fund invests primarily in domestic equity securities, including common and preferred stocks and securities convertible into common stocks, as well as debt obligations of any quality. Debt obligations may include securities or indebtedness issued by corporations or governments in any form, including notes, bonds, or debentures, as well as distressed mortgage obligations and other debt secured by real property. The Manager has no pre-set limits as to the percentages which may be invested in equity securities, debt securities or Money Market Instruments. The Fund may invest in securities from any size issuer, including smaller capitalization companies, which may be subject to different and greater risks. See "Common Investment Methods and Risks, Smaller Capitalization Issuers." It will tend to invest, however, in securities of issuers with market capitalizations in excess of $500 million. It may invest in securities that are traded on U.S. or foreign exchanges, NASDAQ national market or in the over-the-counter market. It may invest in any industry sector, although it will not concentrate in any one industry. From time to time, the Fund may hold significant cash positions, consistent with its policy on temporary investments, until suitable investment opportunities are available.

The Fund also seeks to invest in securities of domestic and foreign companies involved in mergers, consolidations, liquidations and reorganizations or as to which there exist tender or exchange offers, and may participate in such transactions. The Fund does not presently anticipate investing more than 50% of its assets in such investments, but is not restricted to that amount. There can be no assurance that any such transaction proposed at the time of the Fund's investment will be consummated or will be consummated on the terms and within the time period contemplated. The Fund may also invest in other forms of secured or unsecured indebtedness or participations ("Indebtedness"), including without limitation, loan participations and trade claims, of debtor companies involved in reorganization or financial restructuring, some of which may have very long maturities. Some of the Indebtedness is illiquid.

Selection of Portfolio Investments. The Fund's general policy is to invest in securities which, in the opinion of the Manager, are available at prices less than their intrinsic values. The Manager's opinions are based upon analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings of comparable securities. These factors are not applied formulaically, as the Manager examines each security separately; the Manager has no general criteria as to asset size, earnings or industry type which would make a security unsuitable for purchase by the Fund.

The Fund generally purchases securities for investment purposes and not for the purpose of influencing or controlling management of the issuer. However, in certain circumstances when the Manager perceives that the Fund may benefit, the Fund may itself seek to influence or control management or may invest in other entities that purchase securities for the purpose of influencing or controlling management, such as investing in a potential takeover or leveraged buyout or investing in other entities engaged in such practices.

Credit Quality. Debt obligations (including Indebtedness) in which the Fund invests may be rated or unrated and, if rated, ratings may range from the very highest to the very lowest categories (currently C for Moody's and D for S&P). Medium and lower-rated debt obligations are commonly referred to as "junk bonds." In general, it will invest in these instruments for the same reasons underlying its investments in equity securities, i.e., that the instruments are available, in the Manager's opinion, at prices less than their intrinsic values. Consequently, the Manager's own analysis of a debt instrument exercises a greater influence over the investment decision than the stated coupon rate or credit rating. The Fund expects to invest in debt obligations issued by reorganizing or restructuring companies, or companies which recently emerged from, or are facing the prospect of a financial restructuring. It is under these circumstances, which usually involve unrated or low rated securities that are often in, or are about to, default, that the Manager seeks to identify securities which are sometimes available at prices which it believes are less than their intrinsic values. The purchase of Indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. However, the debt securities of reorganizing or restructuring companies typically rank senior to the equity securities of such companies.

Higher yields are generally available from securities in the higher risk, lower rating categories of S&P or Moody's; however, the values of lower rated securities generally fluctuate more than those of higher rated securities and involve greater risk of loss of income and principal. Moreover, securities rated BB or lower by S&P or Ba or lower by Moody's are predominantly speculative with respect to the issuer's ability to pay principal and interest and may be in default. These securities may also be less liquid than higher rated securities, or have no established markets, thereby increasing the degree to which judgment plays a role in valuing such securities. BECAUSE OF THE FUND'S POLICY OF INVESTING IN LOWER- RATED OR UNRATED, HIGHER RISK DEBT OBLIGATIONS, AN INVESTMENT IN THE FUND IS ACCOMPANIED BY A HIGHER DEGREE OF RISK THAN IS PRESENT WITH AN INVESTMENT IN HIGHER RATED OBLIGATIONS. ACCORDINGLY, INVESTORS CONSIDERING THE FUND SHOULD EVALUATE THEIR OVERALL INVESTMENT GOALS AND TOLERANCE FOR RISK. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" AND "APPENDIX."

Defaulted Debt Obligations. The Fund may invest without limit in defaulted debt obligations, subject to the Fund's restriction on investments in illiquid securities. Defaulted debt obligations may be considered speculative. See the discussion above under "Credit Quality" for the circumstances under which the Fund generally invests in defaulted debt obligations.

Foreign Investments. Although the Fund reserves the right to purchase securities in any foreign country without percentage limitation, the Fund's current investment strategy is to invest primarily in domestic securities, with no more than 10-15% of its total assets in foreign securities, including sponsored or unsponsored Depositary Receipts. The Fund presently does not intend to invest more than 5% of its assets in securities of developing markets, including Eastern European countries and Russia. Foreign investments may include both voting and non-voting securities, sovereign debt and participation in foreign government deals. The Fund's investments in foreign securities involve risks related to currency fluctuations, and political uncertainty. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN SECURITIES" BELOW AND IN THE SAI.

Currency Techniques. The Fund generally expects it will hedge against currency risks to the extent that hedging is available. Currency hedging techniques may include investments in foreign currency futures contracts, options on foreign currencies or currency futures, forward foreign currency exchange contracts ("forward contracts") and currency swaps, all of which involve specialized risks. See "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Other Investment Policies. While the Fund may not purchase securities of registered open-end investment companies or affiliated investment companies, it may invest from time to time in other investment company securities subject to the limitation that it will not purchase more than 3% of the voting securities of another investment company. In addition, the Fund will not invest more than 5% of its assets in the securities of any single investment company and will not invest more than 10% of its assets in investment company securities. Investors should recognize that an investment in the securities of such investment companies results in layering of expenses such that investors indirectly bear a proportionate share of the expenses of such investment companies, including operating costs, and investment advisory and administrative fees. The Fund may also sell short securities it does not own up to 5% of its assets. Short sales have risks of loss if the price of the security sold short increases after the sale, but the Fund can profit if the price decreases. The Fund may also sell securities "short against the box" (i.e., securities which the Fund owns or has the immediate and unconditional right to acquire at no additional cost) without limit. See the SAI for further details concerning short sales.

Under the policies discussed in "Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also loan its portfolio securities; enter into repurchase transactions; purchase securities and debt obligations on a "when-issued" or "delayed delivery" basis; invest in restricted or illiquid securities; purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and engage in other activities specifically identified for this Fund.

Real Estate Securities Fund

The  principal   objective  of  the  Real  Estate  Securities  Fund  is  capital appreciation, with a secondary objective of earning current income on its investments.

Portfolio Investments. The Fund pursues its principal objective by investing primarily in securities of companies operating in the real estate industry. Under normal circumstances, therefore, at least 65% of the Fund's total assets will be invested in "real estate securities," (defined below), primarily equity real estate investment trusts ("REITs"). The Fund may also invest in equity securities issued by home builders and developers and in debt obligations and convertible securities issued by REITs, home builders, and developers. The Fund will generally invest in real estate securities of companies listed on a securities exchange or traded over-the-counter. As used by the Fund, investments deemed to be "real estate securities" will include equity, debt obligations, and convertible securities of companies having the following characteristics and will be subject to the following limitations:

1. Companies qualifying as a REIT for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, gains from the sale of real estate assets), and at least 95% from real estate sources, plus dividends, interest and gains from the sale of securities. Real property, mortgage loans, cash and certain securities must comprise 75% of a company's assets. In order to qualify as a REIT, a company must also make distributions to shareholders aggregating annually at least 95% of its REIT taxable income.

2. Companies, such as home builders and developers, having at least 50% of their assets related to, or deriving at least 50% of their revenues from, the ownership, construction, management, or sale of residential, commercial or industrial real estate.

The Fund will typically invest predominately in securities issued by mid-cap or smaller cap U.S. companies which have market capitalizations of $5 billion and $1 billion or less, respectively, because that is reflective of the industry itself. Small cap companies can be subject to different and greater risks than mid or larger cap issuers. See "Investment Methods and Risks-Small Capitalization Issuers."

Risks Related to Concentration. The Fund may invest more than 25% of its total assets in any sector of the real estate industry described above. The Fund's policy of concentrating in the securities of companies in the real estate industry and the other investment policies referenced above are fundamental policies that cannot be changed without shareholder approval. Due to the Fund's concentration in the real estate industry, adverse developments in that industry will have a greater impact on the Fund, and consequently shareholders, than a fund with broader diversification. Special considerations to an investment in the Fund include those risks associated with the direct ownership of real estate: declines in the value of real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. The value of securities of companies which service the real estate industry may also be affected by such risks.

In addition to the risks discussed above, equity REITs may be affected by any changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent on the REITs' management skill, may not be diversified, and are subject to the risks of financing projects. The Fund could conceivably own real estate directly as a result of a default on debt obligations it owns. Changes in prevailing interest rates also may inversely affect the value of the debt obligations in which the Fund will invest.

The Fund's Manager believes, however, that diversification of the Fund's assets into different types of real estate investments will help mitigate, although it cannot eliminate, the inherent risks of such industry concentration.

Real Estate Related Investments. In addition to the Fund's investments in real estate securities, as defined above, the Fund may also invest a portion of its assets in debt obligations or equity securities of issuers engaged in businesses whose products and services are closely related to the real estate industry, and publicly traded on an exchange or in the over-the-counter market. Such issuers may include manufacturers and distributors of building supplies; financial institutions that issue or service mortgages, such as savings and loan associations or mortgage bankers; and companies whose principal business is unrelated to the real estate industry but who have significant real estate holdings (at least 50% of their respective assets) believed to be undervalued relative to the price of those companies' securities.

Credit Quality. As an operating policy, the Fund will not invest more than 10% of its net assets in convertible debt obligations or debt obligations rated Ba or lower by Moody's or, if unrated, deemed by the Manager to be of comparable quality. Generally, however, the Fund will not acquire any investments rated lower than B by Moody's or, if unrated, deemed to be of comparable quality by the Manager. Lower rated obligations (commonly referred to as "junk bonds") are considered by the rating agencies to have increased risks related to the creditworthiness of their issuers. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" AND THE SAI.

Other Investment Policies. The Fund may invest up to 10% in foreign securities, including developing markets, which involve special risks including currency fluctuations and political uncertainty. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" AND THE SAI. Under the policies discussed in "Investment Methods and Risks," and in the SAI, the Fund may also write covered call options, loan its portfolio securities, engage in repurchase transactions, invest in enhanced convertible securities, and engage in other activities specifically identified for this Fund.

Rising Dividends Fund

The investment objectives of the Rising Dividends Fund are capital appreciation and current income incidental to capital appreciation. In seeking capital appreciation, the Fund invests with a long-term investment horizon. Preservation of capital, while not an objective, is also an important consideration.

Selection of Portfolio Investments. The Fund seeks to achieve its investment objectives by investing, as a fundamental policy, at least 65% of its net assets in financially sound companies that have paid consistently rising dividends based on the investment philosophy that the securities of such companies, because of their dividend record, have a strong potential to increase in value. Under normal market conditions, the Fund's portfolio is at least 65% invested in the securities of companies that meet the following specialized criteria:

1. consistent dividend increases - a company should have increased its dividend in at least eight out of the last ten years with no year showing a decrease;

2. substantial dividend increases - a company must have increased its dividend at least 100% over the past ten years;

3. reinvested earnings - dividend payout should be less than 65% of current earnings (except for utility companies);

4. strong balance sheet - long-term debt obligations should be no more than 30% of total capitalization (except for utility companies); and

5. attractive price - the current price should either be in the lower half of the stock's price/earnings ratio range for the past ten years or less than the average current market price/earnings ratio of the stocks comprising the S&P 500 Stock Index. This criterion applies only at the time of purchase.

The remaining 35% of the Fund's assets typically are invested in dividend-paying equity securities with similar characteristics that may not meet all of the specialized criteria listed above. The Fund's investments may include common stocks, convertible securities, or rights or warrants to subscribe for or purchase common stocks.

The Manager also considers other factors, such as return on shareholder's equity, rate of earnings growth and anticipated price/earnings ratios, in selecting investments for the Fund. In addition, because capital preservation is an important consideration, the Manager generally also reviews a company's stability and the strength of its balance sheet in selecting among eligible growth companies.

Following these policies, the Fund will typically invest predominantly in equity securities issued by large-cap or mid-cap U.S. companies, which have market capitalizations of $1 billion or more. It may also invest to a lesser degree in smaller capitalization companies, which are subject to different and greater risks. See "Common Investment Objectives and Risks, Smaller Capitalization Issuers."

Other Investment Policies. The Fund may invest up to 10% in foreign securities, including developing markets, which involve special risks including currency fluctuations and political uncertainty. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS" AND THE SAI. Under the policies discussed in "Investment Methods and Risks," and in the SAI, the Fund may also loan its portfolio securities, enter into repurchase transactions, write covered call options, and engage in other activities specifically identified for this Fund.

Templeton Global Asset Allocation Fund

The investment objective of the Templeton Global Asset Allocation Fund is to seek a high level of total return through a flexible policy of investing in the following market segments: equity securities of issuers in any nation, debt obligations of companies and governments of any nation, and Money Market Instruments.

Portfolio Investments. The mix of investments among these three market segments will be adjusted in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world. There are no minimum or maximum percentages as to the amount of the Fund's assets which may be invested in each of the market segments. Except as noted below and under "Investment Restrictions" in the SAI, the Manager has complete discretion in determining the amount of equity securities, debt obligations, or Money Market Instruments in which the Fund may invest.

The Fund seeks to achieve its objective by seeking investment opportunities in all types of securities issued by companies or governments of any nation, including developing markets nations. The Fund will normally be invested in at least three countries, except during defensive periods. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Equity Securities. Equity securities in which the Fund may invest consistent with its investment objective and policies may include common and preferred stock, securities (bonds or preferred stock) convertible into common stock ("convertible securities"), warrants, equity real estate investment trusts ("REITs"), and securities representing underlying international securities such as depositary receipts. The Fund may purchase sponsored or unsponsored depositary receipts, such as ADRs, EDRs, and GDRs, which will be deemed to be investments in the underlying securities for purposes of the Fund's investment policies. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities and they involve the risks of other investments in foreign securities, as discussed in "Highlighted Risk Considerations, Foreign Transactions."

Debt Obligations. Debt obligations in which the Fund may invest consistent with its investment objective and policies may include many types of debt obligations of both domestic and foreign governments or companies, such as bonds, debentures, notes, commercial paper, collateralized mortgage obligations ("CMOs") and obligations issued or guaranteed by governments or government agencies or instrumentalities including, specifically, Government National Mortgage Association ("GNMA") mortgage-backed certificates. The yields provided by GNMA securities have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities; unpredictable prepayments of principal, however, can greatly change realized yields. See "Investment Methods and Risks." The Fund has the flexibility to invest in preferred stocks and certain debt obligations, rated or unrated, such as convertible bonds and bonds selling at a discount. Debt obligations can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades.

Credit Quality. The Fund may invest in medium grade and lower quality debt obligations that are rated between BBB and as low as CC by S&P, and between Baa and as low as Ca by Moody's or, if unrated, are of equivalent investment quality as determined by the Manager. Bonds rated BB or lower are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Issues of bonds rated Ca may often be in default. Higher yields are generally available from securities in the higher risk, lower rating categories of S&P or Moody's (commonly referred to as "junk bonds"); however, the values of lower rated securities generally fluctuate more than those of higher rated securities and involve greater risk of loss of income and principal. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "INVESTMENT METHODS AND RISKS," THE SAI FOR ADDITIONAL INFORMATION, AND THE "APPENDIX" FOR A DISCUSSION OF THE RATING CATEGORIES.

As an operating policy established by the Board, however, the Fund will not invest more than 25% of its total assets in debt obligations rated BBB or lower by S&P or Baa or lower by Moody's or if unrated, determined by the Manager to be of comparable quality. Such limit would include defaulted debt obligations. Many debt obligations of foreign issuers, and especially developing markets issuers, are either (i) rated below investment grade or (ii) not rated by U.S. rating agencies so that their selection depends on the Manager's internal analysis. The Board may consider an increase in this operating policy if, in its judgment, economic conditions change such that a higher level of investment in high risk, lower quality debt obligations would be consistent with the interests of the Fund and its shareholders.

Money Market Instruments. The Fund may invest in Money Market Instruments. In addition, the Fund may hold cash and time deposits with banks in the currency of any major nation and invest in certificates of deposit of federally insured savings and loan associations having total assets in excess of $1 billion. The Fund may also invest in commercial paper limited to obligations rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P or, if not rated by Moody's or S&P, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody's or AAA or AA by S&P. See the Appendix.

Defaulted Debt Obligations. The Fund may invest up to 10% of its assets in defaulted debt obligations, which may be considered speculative.

Foreign Securities. The Fund has an unlimited right to purchase securities in any foreign country, developed or emerging, if they are listed on an exchange, as well as a limited right to purchase such securities if they are unlisted. However, as a non-fundamental policy, the Fund will limit its investments in securities of Russian issuers to 5% of total assets. The Fund's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. Investments in foreign developing markets involve heightened risks related to the smaller size and lesser liquidity of these markets. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Currency Techniques. The Fund may, but with respect to equity securities does not currently intend, to employ certain active currency hedging techniques. Such techniques may include investments in foreign currency futures contracts, forward foreign currency exchange contracts ("forward contracts"), and options on foreign currencies, all of which involve specialized risks. See "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Other Investment Policies. Under the policies discussed in "Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also invest in illiquid and restricted securities, purchase securities on a "when-issued" basis, enter into repurchase transactions, loan its portfolio securities, and engage in other activities specifically identified for this Fund.

Utility Equity Fund

The investment objectives of the Utility Equity Fund are to seek both capital appreciation and current income by concentrating investments in the securities of public utilities companies.

Portfolio Investments. The Fund pursues its objectives by investing, under normal conditions, at least 65% of the Fund's total assets in securities of issuers engaged in the public utilities industry, which includes the manufacture, production, generation, transmission and sale of gas and electric energy and water. Assets may also be invested in issuers engaged in the communications field, including entities such as telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public benefit, but not those in public broadcasting. The Fund will normally invest in common stocks which are expected to yield dividends.

Foreign Investments. The Fund may invest up to 25% of its total net assets in foreign securities, including Depositary Receipts and those of developing markets issuers. However, as a non-fundamental policy, the Fund will limit its investments in securities of Russian issuers to 5% of total assets. The Fund's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. Investments in foreign developing markets involve heightened risks related to the smaller size and lesser liquidity of these markets. INVESTMENTS IN FOREIGN SECURITIES, PARTICULARLYIN DEVELOPING MARKETS, INVOLVE SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN SECURITIES" AND THE SAI.

Risks Associated with Utilities Investments. The Fund has substantial investments in electric public utility companies which have certain characteristics and risks of which investors should be aware. Such characteristics include: the difficulty in obtaining adequate returns on invested capital despite frequent rate increases; the difficulty in financing large construction programs during inflationary periods; restrictions on operations and increased costs and delays attributable to environmental considerations; difficulty of the capital markets in absorbing utility debt and equity securities; difficulties in obtaining fuel for electric generation at reasonable prices; difficulty in obtaining natural gas for resale; declines in the prices of alternative fuels; risks associated with the construction and operation of nuclear power plants; and general effects of energy conservation. The Fund's policy of concentrating its investments in utilities may make it more susceptible to adverse developments than a fund with greater industry diversification.

In addition, utility stocks may be particularly sensitive to interest rate movements because investors may value such stocks based upon their yields rather than their potential growth. Accordingly, utility stocks may behave like bonds, rising in value during periods of falling interest rates and falling in value during periods of rising interest rates. Utility stocks may also, however, be affected by factors which affect equity securities generally.

Notwithstanding these risk factors, gas and electric utility companies have been favorably affected by lower financing costs, and, in the case of electrical utilities, the ability to build, operate and maintain power plants outside their historical territories. Each of the favorable factors is, of course, subject to change.

Other Investment Policies. The Fund may invest up to 5% of its assets in debt obligations, including convertible bonds issued by public utility issuers, regardless of their ratings, which means the assets of the Fund may be invested in securities rated Ba or lower by Moody's or BB or lower by S&P, or unrated securities determined by the Manager to be of comparable quality. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "INVESTMENT METHODS AND RISKS, DEBT OBLIGATIONS," AND "APPENDIX." The Fund currently intends to invest no more than 5% of its assets in preferred stocks or convertible preferred stocks issued by public utility issuers. Under the policies discussed in "Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also write covered call options, loan its portfolio securities, enter into repurchase transactions, and engage in other activities specifically identified for this Fund.

FUNDS SEEKING CAPITAL GROWTH

Capital Growth Fund

The primary investment objective of the Capital Growth Fund is capital appreciation. Current income is only a secondary consideration in selecting portfolio securities.

Under normal market conditions, the Fund will invest primarily (at least 65% of assets) in equity securities, including common and preferred stocks, or securities convertible into common stocks, which are believed to offer favorable possibilities for capital appreciation, but some of which may yield little or no current income. The Fund's assets may be invested in shares of common or capital stock traded on any national securities exchange or over-the-counter, in convertible securities or, for temporary or defensive purposes, in cash and Money Market Instruments. Stocks and other equity securities representing ownership interests in corporations have historically outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the short term.

The Manager will generally make long-term investments in equity securities which have been selected based upon fundamental and quantitative analysis. Following these policies, the Fund will typically invest predominantly in equity securities issued by large-cap or mid-cap U.S. companies, which have market capitalizations of $1 billion or more. It may also invest to a lesser degree in smaller capitalization companies, which may be subject to different and greater risks, but there is no present intention of investing more than 20% of the Fund's assets in such securities. See "Common Investment Objectives and Risks, Smaller Capitalization Issuers."

Foreign Securities. As an operating policy, the Fund currently intends to invest no more than 15% of its assets in foreign securities, including Depositary Receipts which involve special risks including currency fluctuations and political uncertainty. SEE "HIGHLIGHTED RISK CONSIDERATIONS - FOREIGN TRANSACTIONS" ANDTHESAI.

Other Investments. The Fund currently intends to invest no more than 5% of its assets in debt obligations, including convertible debt obligations, rated Ba or lower by Moody's or BB or lower by S&P, or unrated securities determined by the Manager to be of comparable quality. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "INVESTMENT METHODS AND RISKS, DEBT OBLIGATIONS," AND "APPENDIX." The Fund may invest in convertible preferred stocks, which are equity securities, generally carry a higher degree of market risk than debt obligations, and often may be regarded as speculative in nature. See "Highlighted Risk Considerations" and "Investment Methods and Risks." Under the policies discussed in "Investment Methods and Risks" and in the SAI, the Fund may also write covered call options; purchase put options on securities; loan its portfolio securities; enter into repurchase transactions; invest in restricted or illiquid securities; and engage in other activities specifically identified for this Fund.

Mutual Discovery Securities Fund

The investment objective of the Mutual Discovery Securities Fund is capital appreciation.

Portfolio Investments. Under normal market conditions, the Fund invests in domestic and foreign equity securities, including common and preferred stocks and securities convertible into common stocks, as well as debt obligations of any quality. Debt obligations may include securities or indebtedness issued by corporations or governments in any form, including notes, bonds, or debentures, as well as distressed mortgage obligations and other debt secured by real property. The Manager has no pre-set limits as to the percentages which may be invested in equity securities, debt securities or Money Market Instruments. The Fund may invest in securities from any size issuer, and may invest a substantial portion of its assets in securities of small capitalization issuers, which have market capitalizations of less than $1 billion. Securities of foreign or small cap issuers may be subject to different and greater risks, as discussed below. The Fund may invest in securities that are traded on U.S. or foreign exchanges, NASDAQ national market or in the over-the-counter market. It may invest in any industry sector, although it will not concentrate in any one industry. From time to time, the Fund may hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments.

The Fund also seeks to invest in securities of domestic and foreign companies involved in mergers, consolidations, liquidations and reorganizations or as to which there exist tender or exchange offers, and may participate in such transactions. The Fund does not presently anticipate investing more than 50% of its assets in such investments, but is not restricted to that amount. There can be no assurance that any such transaction proposed at the time of the Fund's investment will be consummated or will be consummated on the terms and within the time period contemplated. The Fund may also invest in other forms of secured or unsecured indebtedness or participations ("Indebtedness"), including without limitation loan participations and trade claims, of debtor companies involved in reorganization or financial restructuring, some of which may have very long maturities. Some of the Indebtedness is illiquid.

Selection of Portfolio Investments. The Fund's general policy is to invest in securities which, in the opinion of its Manager, are available at prices less than their intrinsic values. The Manager's opinions are based upon analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow, and multiples of earnings of comparable securities. These factors are not applied formulaically, as the Manager examines each security separately; the Manager has no general criteria as to asset size, earnings or industry type which would make a security unsuitable for purchase by the Fund.

The Fund generally purchases securities for investment purposes and not for the purpose of influencing or controlling management of the issuer. However, in certain circumstances when the Manager perceives that the Fund may benefit, the Fund may itself seek to influence or control management or may invest in other entities that purchase securities for the purpose of influencing or controlling management, such as investing in a potential takeover or leveraged buyout or investing in other entities engaged in such practices.

Foreign Investments. The Fund may purchase securities in any foreign country, developed or undeveloped, and currently expects to invest up to 50% or more of its total assets in foreign securities, including sponsored or unsponsored Depositary Receipts. The Fund presently does not intend to invest more than 5% of its assets in securities of developing markets including Eastern European countries and Russia. Foreign investments may include both voting and non-voting securities, sovereign debt and participation in foreign government deals. The Fund's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar domestic securities. Investments in foreign developing markets involve heightened risks related to the smaller size and lesser liquidity of those markets. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN SECURITIES" BELOW AND IN THE SAI.

Currency Techniques. The Fund generally expects to hedge against currency risks to the extent that hedging is available. Currency hedging techniques may include investments in foreign currency futures contracts, options on foreign currencies or currency futures, forward foreign currency exchange contracts ("forward contracts") and currency swaps, all of which involve specialized risks. See "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Risks Associated with Small Cap Investments. Securities of smaller companies, particularly if they are unseasoned, present greater risks than securities of larger, more established companies. The smaller companies in which the Fund may invest are often not well known, may often trade at a discount and may not be followed by institutions. The companies may have relatively small revenues, limited product lines, and a small share of the market for their products or services. Small cap companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small cap companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be more volatile and are therefore speculative. Besides exhibiting greater volatility, small cap company stocks may fluctuate independently of larger company stocks. See "Investment Methods and Risks."

Credit Quality. Debt obligations (including Indebtedness) in which the Fund invests may be rated or unrated and, if rated, ratings may range from the very highest to the very lowest categories (currently C for Moody's and D for S&P). Medium and lower-rated debt obligations are commonly referred to as "junk bonds." In general, it will invest in these instruments for the same reasons underlying its investments in equity securities, i.e., that the instruments are available, in the Manager's opinion, at prices less than their intrinsic values. Consequently, the Manager's own analysis of a debt instrument exercises a greater influence over the investment decision than the stated coupon rate or credit rating. The Fund expects to invest in debt obligations issued by reorganizing or restructuring companies, or companies which recently emerged from, or are facing the prospect of a financial restructuring. It is under these circumstances, which usually involve unrated or low rated securities that are often in, or are about to, default, that the Manager seeks to identify securities which are sometimes available at prices which it believes are less than their intrinsic values. The purchase of Indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. However, the debt securities of reorganizing or restructuring companies typically rank senior to the equity securities of such companies.

Higher yields are generally available from securities in the higher risk, lower rating categories of S&P or Moody's. However, the values of lower rated securities generally fluctuate more than those of higher rated securities and involve greater risk of loss of income and principal. Moreover, securities rated BB or lower by S&P or Ba or lower by Moody's are predominantly speculative with respect to the issuer's ability to pay principal and interest and may be in default. These securities may also be less liquid than higher rated securities, or have no established markets, thereby increasing the degree to which judgment plays a role in valuing such securities. BECAUSE OF THE FUND'S POLICY OF INVESTING IN LOWER-RATEDORUNRATED, HIGHER RISK DEBT OBLIGATIONS, AN INVESTMENT IN THE FUND IS ACCOMPANIED BY A HIGHER DEGREE OF RISK THAN IS PRESENT WITH AN INVESTMENT IN HIGHER RATED OBLIGATIONS. ACCORDINGLY, INVESTORS CONSIDERING THE FUND SHOULD EVALUATE THEIR OVERALL INVESTMENT GOALS AND TOLERANCE FOR RISK. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" AND "APPENDIX."

Defaulted Debt Obligations. The Fund may invest without limit in defaulted debt obligations, subject to the Fund's restriction on investments in illiquid securities. Defaulted debt obligations may be considered speculative. See the discussion above under "Credit Quality" for the circumstances under which the Fund generally invests in defaulted debt obligations.

Other Investment Policies. While the Fund may not purchase securities of registered open-end investment companies or affiliated investment companies, it may invest from time to time in other investment company securities subject to the limitation that it will not purchase more than 3% of the voting securities of another investment company. In addition, the Fund will not invest more than 5% of its assets in the securities of any single investment company and will not invest more than 10% of its assets in investment company securities. Investors should recognize that an investment in the securities of such investment companies results in layering of expenses such that investors indirectly bear a proportionate share of the expenses of such investment companies, including operating costs, and investment advisory and administrative fees. The Fund may also sell short securities it does not own up to 5% of its assets. Short sales have risks of loss if the price of the security sold short increases after the sale, but the Fund can profit if the price decreases. The Fund may also sell securities "short against the box" (i.e., securities which the Fund owns or has the immediate and unconditional right to acquire at no additional cost) without limit. See the SAI for further details concerning short sales.

Under the policies discussed in "Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also loan its portfolio securities; enter into repurchase transactions; purchase securities and debt obligations on a "when-issued" or "delayed delivery" basis; invest in restricted or illiquid securities; purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and engage in other activities specifically identified for this Fund.

Natural Resources Securities Fund

Effective May 1, 1997, the Fund's name changed from "Precious Metals Fund" to "Natural Resources Securities Fund," to reflect the changes approved by shareholders in the Fund's investment objective, industry concentration policy and related fundamental and non-fundamental investment policies.

The Natural Resources Securities Fund's investment objective is capital appreciation with current income as a secondary objective. The Fund seeks to achieve its objective by concentrating its investments in securities issued by companies in or related to the natural resources sector.

Portfolio Investments. Under normal market conditions, the Fund will invest primarily (at least 65% of assets) in securities issued by companies in or related to the natural resources sector. Companies in the natural resources sector may own, produce, refine, process or market natural resources, or provide support services for natural resources companies (e.g., develop technologies or provide services, supplies or equipment directly related to the production of natural resources). The natural resources sector includes, but is not limited to, the following industries: integrated oil; oil and gas exploration and production; gold and precious metals; steel and iron ore production; aluminum production; forest products; farming products; paper products; chemicals; building materials; energy services and technology; environmental services; and energy generation and distribution.

The Fund may invest in common stocks (including preferred or debt securities convertible into common stocks), preferred stocks and debt obligations. While the Fund normally expects to invest primarily in equity securities, the mixture of common stocks, preferred stocks and debt obligations may vary from time to time based upon the Manager's assessment as to whether investments in each category will contribute to meeting the Fund's investment objective.

Risks of Investing in Natural Resources Sector. Due to the Fund's policy of concentrating its investments in the natural resources sector, the Fund's shares may be subject to greater risk of adverse developments in those industries than an investment in a fund with greater industry diversification. In addition, at the Manager's discretion, the Fund may from time to time invest up to 25% of its assets in any industry or group of industries within the natural resources sector; such a strategy may expose the Fund to greater investment risk than a more diversified strategy within the sector.

Certain of the natural resources industries' commodities are subject to limited pricing flexibility as a result of similar supply and demand factors. Others are subject to broad price fluctuations, reflecting the volatility of certain raw materials' prices and the instability of supplies of other resources. These factors can affect the overall profitability of an individual company operating within the natural resources sector. While the Manager may strive to diversify among the industries within the natural resources sector to reduce this volatility, there will be occasions where the value of an individual company's securities will prove more volatile than the broader market. In addition, many of these companies operate in areas of the world where they are subject to unstable political environments, currency fluctuations and inflationary pressures.

Foreign Investments. While the Fund will normally invest a greater percentage of its assets in securities of U.S. issuers than in securities of issuers in any other single country, the Fund may invest 50% or more of its assets in foreign securities, including Depositary Receipts, of issuers in both developed and developing markets. Foreign securities include both equity securities and debt obligations.The Fund's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. Investments in foreign developing markets involve heightened risks related to the smaller size and lesser liquidity of these markets. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Small Cap Investments. The Fund may invest without minimum or maximum limitation in small capitalization companies ("small cap companies") which have market capitalizations of $1 billion or less at the time of purchase. These may include investments in small mining or oil and gas exploration concerns which are believed to have significant potential for appreciation, but are subject to the risk that their exploration efforts will not be successful. The Fund will not invest more than 10% of its assets in securities of companies with less than three years of continuous operation. Due to these and other factors, small cap and unseasoned companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be more volatile and are therefore speculative. Besides exhibiting greater volatility, these stocks may fluctuate independently of larger company stocks. See "Investment Methods and Risks."

Debt Obligations and Credit Quality. The Fund may invest in debt obligations issued by domestic or foreign corporations or governments.

The Fund may invest, without percentage limitation, in debt obligations rated as "investment grade" by Moody's or S&P, or in unrated debt obligations of similar quality as determined by the Manager. The Fund may also invest up to 15% of its total assets in debt obligations rated BB or lower by S&P or Ba or lower by Moody's, so long as they are not rated lower than B by Moody's or S&P, or in unrated debt obligations of similar quality as determined by the Manager. The Manager does not currently expect investments in lower rated debt obligations to exceed 5% of the Fund's assets. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "INVESTMENT METHODS AND RISKS, DEBT OBLIGATIONS," AND "APPENDIX."

Other Investment Policies. The Fund may invest up to 35% of its assets in equity securities or debt obligations of foreign or domestic issuers outside the natural resources sector, which may include REITs. Some of these issuers may be in industries related to the natural resources sector and, therefore, may be subject to similar risks. The Fund may invest up to 5% of its assets in commodities (including gold bullion or gold coins) or futures on commodities related to the natural resources sector as defined above. Under the policies discussed in "Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also make temporary defensive investments, purchase debt obligations on a "when-issued" or "delayed delivery" basis, write covered call options, loan its portfolio securities, enter into repurchase transactions, borrow money, invest in restricted or illiquid securities, and engage in other activities specifically identified for this Fund.

Small Cap Fund

The investment objective of the Small Cap Fund is long-term capital growth. The Fund seeks to accomplish its objective by investing primarily in equity securities of small capitalization growth companies. Investments in small capitalization companies may involve greater risks and greater volatility than investments in larger and more established companies.

Portfolio Investments. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of small capitalization growth companies ("small cap companies"). A small cap company generally has a market capitalization of less than $1 billion at the time of the Fund's investment and, in the opinion of the Fund's Manager, is positioned for rapid growth in revenues, earnings or assets. Market capitalization is defined as the total market value of a company's outstanding common stock. The securities of small cap companies are traded on U.S. or foreign stock exchanges and over-the-counter. As an operating policy the Fund will not invest more than 10% of its assets in securities issued by companies with less than three years of continuous operation.

The Fund seeks to invest at least one-third of its assets in equity securities of companies with market capitalizations of $550 million or less; there is no assurance, however, that the Fund will always be able to find suitable companies to include in this one-third portion. The Manager will monitor the availability of securities suitable for investment by the Fund and recommend appropriate action to the Board of Trustees of the Trust if it appears that this goal will not be attainable under the Fund's current objective and other policies.

Equity securities of small cap companies may consist of common stock, preferred stock, warrants for the purchase of common stock, and convertible securities. The Fund currently does not intend to invest more than 10% of its assets in convertible securities, which are discussed below in "Investment Methods and Risks, Convertible Securities."

Selection of Portfolio Investments. The Fund has been designed to provide investors with potentially greater long-term rewards by investing in securities of small cap companies which may offer the potential for significant capital appreciation since they may be overlooked by investors or undervalued in relation to their earnings power. Small cap companies generally are not as well known to the investing public and have less of an investor following than larger companies, and therefore may provide greater opportunities for long-term capital growth as a result of relative inefficiencies in the marketplace. Such companies may be undervalued because they are part of an industry that is out of favor with investors, although the individual companies may have high rates of earning growth and be financially sound. Selection of small cap company equity securities for the Fund will be based on characteristics such as the financial strength of the company, the expertise of management, the growth potential of the company within its industry and the growth potential of the industry itself. Small cap companies often pay no dividends and current income is not a factor in the selection of stocks. The Manager uses a disciplined approach to stock selection, blending fundamental and quantitative analysis.

Risks Associated with Small Cap Investments. The Fund will primarily invest in relatively new or unseasoned companies which are in their early stages of development, or small cap companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average.
Securities  of  smaller  or  unseasoned  companies  present  greater  risks than securities of larger, more established companies. The companies may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small cap companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small cap companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be more volatile and are therefore speculative. Besides exhibiting greater volatility, small cap company stocks may, to a degree, fluctuate independently of larger company stocks. See "Investment Methods and Risks-Small Capitalization Issuers." THE FUND MAY NOT BE APPROPRIATE FOR SHORT-TERM INVESTORS, AND AN INVESTMENT IN THE FUND SHOULD NOT BE CONSIDERED A COMPLETE INVESTMENT PROGRAM.

Foreign Investments. Although the Fund may invest up to 25% of its total assets in foreign securities, including those of developing market issuers and sponsored or unsponsored Depositary Receipts, it currently has no intention of investing more than 15%. The Fund presently does not intend to invest more than 5% of its assets in developing markets securities. The Fund's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar domestic securities. INVESTMENTS IN FOREIGN SECURITIES, PARTICULARLY IN DEVELOPING MARKETS, INVOLVE SPECIAL AND ADDITIONAL RISKS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN SECURITIES" BELOW AND IN THE SAI.

Other Investments. Although the Fund's assets will be invested primarily in equity securities of small cap companies, the Fund may invest up to 35% of its total assets in other instruments, which may cause its performance to vary from that of the small capitalization equity markets. The Fund may invest in equity securities of larger capitalization companies which the Fund's Manager believes have strong growth potential, or in equity securities of relatively well-known, larger companies in mature industries which the Manager believes have the potential for capital appreciation.

The Fund may also invest in debt securities which the Manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income is incidental to the Fund's objective of capital growth. The Fund may invest in debt securities rated B or above by Moody's or S&P, or in unrated securities the Manager has determined are of comparable quality. Currently, however, the Fund does not intend to invest more than 5% of its assets in debt obligations (including convertible debt securities) rated lower than BBB by S&P or Baa by Moody's or, if unrated, determined by the Manager to be of comparable quality. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS," "INVESTMENT METHODS AND RISKS, DEBT OBLIGATIONS," AND "APPENDIX."

The Fund currently does not intend to invest more than 10% of its assets in real estate investment trusts ("REITs"), which are described in "Real Estate Fund", above, including small capitalization REITs.

Other Investment Policies. Under the policies discussed in "Investment Methods and Risks," "Highlighted Risk Considerations," and the SAI, the Fund may also write covered put and call options on securities or financial indices; purchase put and call options on securities or financial indices; purchase and sell futures contracts or related options with respect to securities, indices and currencies; invest in restricted or illiquid securities; lend portfolio securities; borrow money; enter into repurchase or reverse repurchase agreements; and engage in other activities specifically identified for this Fund.

Templeton Developing Markets Equity Fund

The investment objective of the Templeton Developing Markets Equity Fund is long-term capital appreciation.

The Fund seeks to achieve this objective by investing primarily in equity securities of issuers in countries having developing markets as defined under "Highlighted Risk Considerations-Foreign Transactions." It is currently expected that under normal conditions at least 65% of the Fund's total assets will be invested in such securities. The Fund will at all times, except during defensive periods, maintain investments in at least three countries having developing markets. The Fund has the right to purchase securities in any foreign country, developed or developing. However, as a non-fundamental policy, the Fund will limit its investments in securities of Russian issuers to 5% of total assets. Investments in foreign developing markets, including certain Eastern European countries and Russia, involve heightened risks related to the small size and lesser liquidity of these markets. These developing markets risks are in addition to the special risks associated with foreign investing, including currency fluctuations, market volatility, and economic, social, and political uncertainty. AN INVESTMENT IN THE FUND MAY BE CONSIDERED SPECULATIVE. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL AND HEIGHTENED RISKS INVOLVED IN INVESTING IN FOREIGN DEVELOPING MARKETS SECURITIES. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS AND THE SAI." From time to time, the Fund may hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments.

Investments in Developing Markets. "Developing market equity securities" for purposes of the Fund means any of the following: (i) equity securities of companies the principal securities trading market for which is a developing market country, (ii) equity securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such developing market countries or sales made in such developing market countries, or (iii) equity securities of companies organized under the laws of, and with a principal office in, a developing market country. "Equity securities" refers to common stock, preferred stock, warrants or rights to subscribe to or purchase such securities and sponsored or unsponsored Depositary Receipts such as American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts. Determinations as to eligibility will be made by the Investment Manager based on publicly available information and inquiries to the companies. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted and they involve the risks of other investments in foreign securities, as discussed in "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

The Fund seeks to benefit from economic and other developments in developing markets. The investment objective of the Fund reflects the belief that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Certain such countries, particularly the emerging market countries which may be in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Other countries, although having relatively mature developing markets, may also be in a position to benefit from local or international developments encouraging greater market orientation and diminishing governmental intervention in economic affairs.

Other Investments. For capital appreciation, the Fund may invest up to 35% of its total assets in fixed-income debt obligations (defined as bonds, notes, debentures, commercial paper, certificates of deposit, time deposits and bankers' acceptances) which are rated at least C by Moody's or S&P or unrated debt obligations deemed to be of comparable quality by the Manager. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS." As a current policy established by the Board, however, the Fund will not invest more than 5% of its total assets in debt obligations rated BBB or lower by S&P or Baa or lower by Moody's (the lowest category of "investment grade" rating). The Board may consider an increase in the above percentages if economic conditions change such that a higher level of investment in high risk, lower quality debt obligations would be consistent with the interests of the Fund and its shareholders.

Certain debt obligations can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades. Additionally, convertible bonds offer the potential for capital appreciation through the conversion feature, which enables the holder of the bond to benefit from increases in the market price of the securities into which they are convertible.

Defaulted Debt Obligations. As a fundamental policy the Fund may invest up to 10% of its assets in defaulted debt obligations which may be considered speculative.

Currency Techniques. The Fund may, but with respect to equity securities does not currently intend, to employ certain active currency hedging techniques. Such techniques may include investments in foreign currency futures contracts, forward foreign currency exchange contracts ("forward contracts"), and options on foreign currencies, all of which involve specialized risks. Further, the Fund will not enter into forward contracts if, as a result, the Fund will have more than 20% of its total assets committed to the consummation of such contracts. See "Highlighted Risk Considerations, Foreign Securities."

Other Investment Policies. The Fund may invest up to 10% of its total assets in securities of closed end investment companies to facilitate foreign investment. Under the policies discussed in "Highlighted Risk Considerations", "Investment Methods and Risks" and the SAI, the Fund may also loan its portfolio securities; engage in repurchase transactions; borrow money for investment purposes; for hedging purposes only, enter into transactions in options on securities and securities indices and futures contracts and related options; and engage in other activities specifically identified for this Fund. The Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts and related options, and the value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the Fund. Presently, some of the above strategies cannot be used to a significant extent by the Fund in the markets in which the Fund will principally invest.

Templeton Global Growth Fund

The Templeton Global Growth Fund's investment objective is long-term capital growth; any income realized will be incidental.

Principal Portfolio Investments. The Fund seeks to achieve its objective through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. The Fund has the right to purchase securities in any foreign country, developed or emerging. However, as a non-fundamental policy, the Fund will limit its investments in securities of Russian issuers to 5% of total assets. Although the Fund generally invests in common stock, it may also invest in preferred stocks and certain debt obligations, rated or unrated, such as convertible bonds and bonds selling at a discount. The Fund may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments.

Investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. Investments in foreign developing markets including certain Eastern European countries and Russia, involve heightened risks related to the smaller size and lesser liquidity of these markets. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Other Investments. For capital appreciation, the Fund may invest in debt obligations (defined as bonds, notes, debentures, commercial paper, certificates of deposit, time deposits and bankers' acceptances) which are rated at least C by Moody's or S&P or unrated debt obligations deemed to be of comparable quality by the Manager. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" AND "APPENDIX."

As a policy established by the Board, however, the Fund will not invest more than 5% of its total assets in debt obligations rated BBB or lower by S&P or Baa or lower by Moody's. The Board may consider a change if economic conditions change such that a higher level of investment in high risk, lower quality debt obligations would be consistent with the objective of the Fund.

These debt obligations can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest, and ratings upgrades. Additionally, convertible bonds offer the potential for capital appreciation through the conversion feature, which enables the holder of the bond to benefit from increases in the market price of the securities into which they are convertible.

Defaulted Debt Obligations. As a fundamental policy, the Fund may invest up to 10% of its assets in defaulted debt obligations which may be considered speculative.

Currency Techniques. The Fund may, but with respect to equity securities does not currently intend, to employ certain active currency hedging techniques. Such techniques may include investments in foreign currency futures contracts, forward foreign currency exchange contracts ("forward contracts"), and options on foreign currencies, all of which involve specialized risks. See "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Other Investment Policies. The Fund may also purchase and sell stock index futures contracts up to an aggregate amount not exceeding 20% of its total assets and may not at any time commit more than 5% of its total assets to initial margin deposits on futures contracts. In addition, in order to increase its return or to hedge all or a portion of its portfolio investments, the Fund may purchase and sell put and call options on securities indices. These specialized investment techniques involve additional risks as described in "Common Investment Methods and Risks" and the SAI.

The Fund may invest no more than 5% of its total assets in securities issued by any one company or government, exclusive of U.S. Government Securities. The Fund may not invest more than 5% of its assets in warrants (exclusive of warrants acquired in units or attached to securities) nor more than 10% of its assets in securities with a limited trading market, i.e., "illiquid securities." Under the policies discussed in "Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also enter into repurchase agreements, lend its portfolio securities, and engage in other activities specifically identified for this Fund.

Templeton International Equity Fund

The investment objective of the Templeton International Equity Fund is to seek long-term growth of capital.

Principal Portfolio Investments. Under normal conditions, the Fund will invest at least 65% of its total assets in an internationally diversified portfolio of equity securities consisting of common and preferred stock, securities (bonds or preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as ADRs and EDRs ("Equity Securities").

Such Equity Securities purchased by the Fund will trade on markets in countries other than the U.S. and be issued by (i) companies domiciled in countries other than the U.S., or (ii) companies that derive at least 50% of either their revenues or pre-tax income from activities outside of the U.S. Thus, it is possible, although not anticipated, that up to 35% of the Fund's assets could be invested in U.S. companies.

In selecting portfolio securities, the Fund attempts to take advantage of the difference between economic trends and the anticipated performance of securities and securities markets in various countries. The Fund may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments. Following these policies, the Fund will typically invest predominantly in equity securities issued by large-cap or mid-cap U.S. companies, which have market capitalizations of $1 billion or more. It may also invest to a lesser degree in smaller capitalization companies, which are subject to different and greater risks. See "Common Investment Objectives and Risks, Smaller Capitalization Issuers."

The Fund has the right to purchase securities in any foreign country, developed or emerging. Normally, the Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries. As a non-fundamental policy, the Fund will limit its investments in securities of Russian issuers to 5% of total assets. The Fund's investments in foreign securities involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. Investments in foreign developing markets including certain Eastern European countries and Russia, involve heightened risks related to the smaller size and lesser liquidity of these markets. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Other Investments. Up to 35% of the Fund's total assets may be invested in debt obligations of which up to 5% may be debt obligations rated Ba or lower by Moody's or BB or lower by S&P or that are not rated but determined by the Manager to be of comparable quality. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS" AND "APPENDIX." The balance may be invested in debt obligations rated Baa or better by Moody's, or BBB or better by S&P or that are not rated but determined by the Manager to be of comparable quality.

The Fund may seek capital appreciation by investing in such debt obligations which would occur through changes in relative foreign currency exchange rates, changes in relative interest rates or improvement in the creditworthiness of an issuer. These debt obligations may consist of U.S. and foreign government securities and corporate debt obligations, including Yankee bonds, Eurobonds, and Depositary Receipts. See "Investment Methods and Risks."

Other Investment Policies. The Fund may invest up to 10% of its net assets in illiquid securities. The Fund may also invest up to 10% of its net assets in warrants, including such warrants that are not listed on an exchange. Under the policies discussed in "Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also write covered call and put options on securities, purchase call and put options on securities, buy puts and write calls in "forward conversion" transactions, engage in "spread" and "straddle" transactions, purchase and write call and put options on stock indices, enter into contracts for the purchase or sale for future delivery of U.S. Treasury or foreign securities or futures contracts based upon financial indices, purchase and sell interest rate futures contracts and related options, purchase and sell stock index futures contracts and related options, lend its portfolio securities, engage in repurchase agreements, and engage in other activities specifically identified for this Fund.

Templeton International Smaller Companies Fund

The investment objective of the Templeton International Smaller Companies Fund is to seek long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of smaller companies outside the U.S., including developing market countries.

Portfolio Investments. Under normal market conditions, the Fund expects to invest at least 65% of its portfolio in equity securities of companies of any foreign nation (including developing market nations) whose market capitalizations do not exceed $1 billion at the time of purchase, generally considered "small cap companies." The Fund may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments. The Manager believes that international small cap companies may provide attractive investment opportunities, because these securities make up most of the world's equity securities and because they are frequently overlooked by investors or undervalued in relation to their perceived earning power. In addition, such securities may provide investors with the opportunity to increase the diversification of their overall investment portfolios, because these securities' market performance may differ from that of U.S. small cap stocks and from that of large-cap stocks of any nation. Equity securities of small cap companies may include common stock, preferred stock, warrants for the purchase of common stock, and convertible securities. See "Investment Methods and Risks, Convertible Securities."

Risk Factors. Securities of smaller companies, particularly if they are unseasoned, present greater risks than securities of larger, more established companies. The companies may have relatively small revenues, limited product lines, and a small share of the market for their products or services. Small cap companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small cap companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be more volatile and are therefore speculative. Besides exhibiting greater volatility, small cap company stocks may fluctuate independently of larger company stocks. As an operating policy, the Fund will not invest more than 10% of its assets in securities of companies with less than three years of continuous operation. See "Investment Methods and Risks." THE FUND MAY NOT BE APPROPRIATE FOR SHORT-TERM INVESTORS, AND AN INVESTMENT IN THE FUND SHOULD NOT BE CONSIDERED A COMPLETE INVESTMENT PROGRAM.

The Fund has the right to purchase securities in any foreign country, developed or emerging. However, as a non-fundamental policy, the Fund will limit its investments in securities of Russian issuers to 5% of total assets. The Fund's investments in foreign securities, especially those in developing markets, involve risks related to currency fluctuations, market volatility, and economic, social, and political uncertainty that are different from investing in similar obligations of domestic entities. Investments in foreign developing markets, including certain Eastern European countries and Russia, involve heightened risks related to the small size and lesser liquidity of these markets. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. SEE "Highlighted Risk Considerations, Foreign Securities."

Other Investments. The Fund may invest up to 35% of its total assets in: equity securities of larger capitalization issuers outside the U.S.; equity securities of larger or smaller capitalization issuers within the U.S., although such investments are not currently expected to exceed 5% of total assets; or debt obligations issued by companies or governments in any nation which are rated at least C by Moody's or S&P or unrated debt obligations deemed to be of comparable quality by the Manager. As a current policy, however, the Fund will not invest more than 5% of its total assets in debt obligations rated lower than BBB by S&P or Baa by Moody's. SEE "HIGHLIGHTED RISK CONSIDERATIONS, LOWER RATED DEBT OBLIGATIONS." These investments may cause the Fund's performance to vary from those of international smaller capitalization equity markets.

Defaulted Debt Obligations. The Fund may invest up to 10% of its assets in defaulted debt obligations, which may be considered speculative.

Currency Techniques. The Fund may, but with respect to equity securities does not currently intend, to employ certain active currency management techniques. Such techniques may include investments in foreign currency futures contracts, forward foreign currency exchange contracts ("forward contracts"), and options on foreign currencies, all of which involve specialized risks. Further, the Fund will not enter into forward contracts if, as a result, the Fund would have more that 20% of its total assets committed to the consummation of such contracts. See "Highlighted Risk Considerations, Foreign Transactions" and the SAI.

Other Investment Policies. The Fund may invest no more than 5% of its total assets in securities of any one issuer, exclusive of U.S. Government Securities. For hedging purposes only, the Fund may enter into: transactions in options on securities, securities indices, and foreign currencies; forward foreign currency contracts; and futures contracts and related options. The value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the Fund. See "Investment Methods and Risks, Options and Futures Contracts" and the SAI. Under the policies discussed in "Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also enter into repurchase agreements, invest in illiquid securities, lend its portfolio securities, and engage in other activities specifically identified for this Fund.

Templeton Pacific Growth Fund

The Templeton Pacific Growth Fund seeks to provide long-term growth of capital.

Under normal conditions, the Fund will invest at least 65% of its total assets in Equity Securities as defined in the International Equity Fund discussion above which trade on markets in the Pacific Rim, including developing markets and which are (i) issued by companies domiciled in the Pacific Rim or (ii) issued by companies that derive at least 50% of either their revenues or pre-tax income from activities in the Pacific Rim. For purposes of the Fund's 65% investment policy, the countries in the Pacific Rim include Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore and Thailand. Normally, the Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed herein. The Fund may, from time to time, hold significant cash positions until suitable investment opportunities are available, consistent with its policy on temporary investments.

Although the Fund will not invest more than 25% of its assets in any one industry or the government of any one country, the Fund may invest more than 25% of its assets in the securities of issuers in one or more countries. Investors should consider the greater risk of this policy versus the safety that may come with an investment that involves a wider range of geographic localities and countries. In addition, the correlation among the Singapore, Malaysia, Thailand, and Hong Kong markets is very high. Because these markets comprise such a substantial portion of the Fund's portfolio, the Fund has less geographical diversification than a broad-based international fund and thus its volatility is higher. INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES, RISKS THAT ARE HEIGHTENED FOR INVESTMENTS IN DEVELOPING MARKETS. AN INVESTMENT IN THE FUND MAY BE CONSIDERED SPECULATIVE. SEE "HIGHLIGHTED RISK CONSIDERATIONS, FOREIGN TRANSACTIONS."

Other Investments. The Fund may invest up to 35% of its assets in the securities of issuers domiciled outside of the Pacific Rim. The investments may consist of, for example (i) securities of issuers in countries that are not located in the Pacific Rim but are linked by tradition, economic markets, cultural similarities or geography to the countries in the Pacific Rim; and (ii) securities of issuers located elsewhere in the world which have operations in the Pacific Rim or which stand to benefit from political and economic events in the Pacific Rim. For example, the Fund may invest in a company outside of the Pacific Rim when the Managers believe at the time of investment that the value of the company's securities may be enhanced by conditions or developments in the Pacific Rim even though the company's production facilities are located outside of the Pacific Rim.

Up to 35% of the Fund's total assets may be invested in investment grade debt obligations rated Baa or better by Moody's, or BBB or better by S&P or, if unrated, determined by the Manager to be of comparable quality.

The Fund may seek capital appreciation by investing in such debt obligations which would occur through changes in relative foreign currency exchange rates, changes in relative interest rates or improvement in the creditworthiness of an issuer. These debt obligations may consist of U.S. and foreign government securities and corporate debt obligations, including Yankee bonds, Eurobonds, and Depositary Receipts. The issuers of such debt obligations may or may not be domiciled in the Pacific Rim. See "Investment Methods and Risks."

Other Investment Policies. The Fund may invest up to 10% of its net assets in illiquid securities. Currently the Fund intends to invest no more than 10% of its net assets in warrants, including such warrants that are not listed on an exchange. Under the policies discussed in "Investment Methods and Risks," "Highlighted Risk Considerations," and in the SAI, the Fund may also write covered call and put options on securities, purchase called put options on securities, buy puts and write calls in "forward conversion" transactions, engage in "spread" and "straddle" transactions, purchase and write call and put options on stock indices, enter into contracts for the purchase or sale for future delivery of U.S. Treasury or foreign securities or futures contracts based upon financial indices, purchase and sell interest rate futures contracts and related options, purchase and sell stock index futures contracts and related options, lend its portfolio securities, engage in repurchase agreements, and engage in other activities specifically identified for this Fund.


Highlighted Risk Considerations
-------------------------------------------------------------------------------




Foreign Transactions

Investments in the securities of companies organized outside the U.S. or of companies whose securities are principally traded outside the U.S. ("foreign issuers") or investments in securities denominated or quoted in foreign currency ("non-dollar securities") may offer potential benefits not available from investments solely in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Managers, to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

General Considerations. Investing in non-dollar securities or in the securities of foreign issuers involves significant risks that are not typically associated with investing in U.S. dollar denominated securities or in securities of domestic issuers. These risks, which may involve possible losses, include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, foreign investment controls on daily stock market movements, nationalization of assets, foreign withholding and income taxation and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Changes of governmental administrations or of economic or monetary policies, in the U.S. or abroad, or changed circumstances in dealings between nations or currency convertibility or exchange rates could result in investment losses for a Fund. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. The Fund may also encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers and listed companies abroad than in the U.S. This is especially true in developing markets. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. Confiscatory taxation or diplomatic developments could also affect investment in those countries. Many debt obligations of foreign issuers, and especially developing markets issuers, are not rated by U.S. rating agencies and their selection depends on the Manager's internal analysis.

Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with applicable U.S. and foreign currency
restrictions   and  other  laws   limiting  the  amount  and  types  of  foreign
investments.

Foreign debt securities may be subject to greater fluctuations in price than U.S. corporate obligations or U.S. Government Securities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the U.S. Under certain market conditions, these investments may be less liquid than U.S. Corporate Obligations and are certainly less liquid than U.S. Government Securities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities.

Securities which are acquired by a Fund outside the U.S. and which are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered to be an illiquid asset so long as the Fund acquires and holds the security with the intention of reselling the security in the foreign trading market, the Fund reasonably believes it can readily dispose of the security for cash in the U.S. or foreign market, and current market quotations are readily available.

While the Funds which may acquire foreign securities intend to acquire securities of foreign issuers only where there are public trading markets for such securities (with the exception of the illiquid securities which may be purchased consistent with a Fund's investment objectives and policies), such investments, nevertheless, may tend to reduce the liquidity of the Funds' investment securities due to internal problems in such foreign countries or to deteriorating relations between the U.S. and such countries.

Transaction costs on foreign securities exchanges may be higher than in the U.S., and foreign securities settlements may, in some instances, be subject to delays and related administrative uncertainties. The operating expense ratio of a Fund with a significant non-U.S. portfolio can be expected to be higher than those of Funds investing exclusively in domestic securities because of its additional expenses, such as custodial costs, valuation costs and communication costs, although they are expected to be similar to expenses of other investment companies investing in a mix of U.S. securities and securities of one or more foreign countries.

Brokerage commissions, custodial services, and other costs relating to investment in foreign markets, including developing markets, are generally higher than in the U.S. Such markets also have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Investments in Developing Markets. These countries are located in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Countries generally considered to have developing markets are all countries that are considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, the countries not included in this category are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the U.S.

The Funds investing in developing markets seek to benefit from economic and other developments in developing markets. Such investments reflect the Managers' belief that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Certain such countries, particularly the emerging market countries which may be in the process of developing more market-oriented economies, may experience relatively high rates of economic growth. Other countries, although having relatively mature developing markets, may also be in a position to benefit from local or international developments encouraging greater market orientation and diminishing governmental intervention in economic affairs.

Investments in developing or emerging markets, including certain Eastern European countries are subject to all of the risks of foreign investing generally but have additional and heightened risks related to the small size and lesser liquidity of these markets, making investments in such markets particularly volatile.

Among the special risks associated with investment in developing or emerging markets, including certain Eastern European countries are political or economic uncertainty. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to a Fund of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make the Funds' investments in such countries less liquid and more volatile than investments in Japan or most Western European countries, and these Funds may be required to establish special custody or other arrangements before making certain investments in those countries. Russia's system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets. These risks and other risks associated with the Russian securities market are discussed more fully in the SAI under "Highlighted Risk Considerations" and investors should read the section in detail. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of these Funds to invest in securities of certain issuers located in those countries.

Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Funds could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Hong Kong reverted back to the sovereignty of China on July 1, 1997. As with any major political transfer of power, this could result in political, social, economic, market or other developments in Hong Kong, China or other countries that could affect the value of Fund investments.

Certain Restrictions. The U.S. Government Securities Fund does not invest in foreign securities. The High Income Fund, Real Estate Fund, Rising Dividends Fund and Zero Coupon Funds presently intend to invest no more than 10% of their net assets in foreign securities not publicly traded in the U.S. Other Funds may invest in foreign securities above 10% of their assets, as noted in the individual fund descriptions.

Some of the countries in which the Funds invest may not permit direct investment. Investments in such countries may only be permitted through government approved investment vehicles. Investing through such vehicles may involve frequent or layered fees or expenses and may, as well, be subject to limitations under federal securities laws. Consistent with federal securities laws and subject to applicable fundamental investment restrictions, each Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

The Asset Allocation, Developing Markets, Global Growth, Global Income, International Equity, International Smaller Companies, Mutual Discovery, Mutual Shares, Natural Resources and Pacific Funds, to the extent consistent with their investment objectives and policies, reserve the right to invest more than 25% of their respective assets in the securities of issuers in any single foreign country. Investors should consider the greater risk of such policy versus the safety that comes with an investment that does not involve potential geographic concentration and should compare these Funds with other investment vehicles before making an investment decision.

There may be other applicable policies or restrictions on a Fund's investments in foreign securities. See "Currency Risks and Their Management," "Investment Objectives and Policies," "Investment Methods and Risks" and the SAI.

Currency Risks and their Management. The relative performance of foreign currencies in which securities held by a Fund are denominated is an important factor in each Fund's overall performance. The Managers intend to manage a Fund's exposure to various currencies to take advantage of different yield, risk, and return characteristics that different currencies, currency denominations, and countries can provide for U.S. investors.

Unless otherwise indicated in the specific Fund description, the Managers generally do not actively hedge currency positions with respect to equity securities, believing that the costs outweigh the potential benefits. The Managers may, however, hedge where they believe it would be appropriate. To hedge exposure to currency fluctuations or to increase income to a Fund, each of the Funds which may invest in Foreign Securities may, but is not required to, enter into forward foreign currency exchange contracts, currency futures contracts, and options on such futures contracts, as well as purchase put or call options and write covered put and call options on currencies traded in U.S. or foreign markets. Other currency management strategies allow the Managers to hedge portfolio securities, to shift investment exposure from one currency to another, or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Some of these strategies will require a Fund to segregate liquid assets to cover its obligations. There is no assurance that the Managers' hedging strategies will be successful.

If a security is denominated in foreign currency, the value of the security to a Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes will also affect a Fund's income and distributions to shareholders. In addition, although the Fund will receive income on foreign securities in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after a Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

A Fund will use forward currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks). A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. A Fund may enter into currency futures contracts traded on regulated commodity exchanges, including non-U.S. exchanges.

A Fund will normally conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A Fund will generally not enter into a forward contract with a term of greater than one year. Some price spread on currency exchange transactions (to cover service charges) will be incurred when the Fund converts assets from one currency to another. A Fund may either accept or make delivery of the currency specified at the maturity of a forward or futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts and options thereon are effected on the exchange on which the contract was entered into (or on a linked exchange).

A Fund will not enter into such forward currency exchange contracts or currency futures contracts or purchase or write such options or maintain a net exposure to such contracts where the completion of the contracts would obligate the Fund to deliver an amount of currency other than U.S. dollars in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or, in the case of cross-hedging, in a currency closely correlated to that currency.

A Fund will generally enter into forward contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy the amount of foreign currency needed to settle the transaction. Second, when the Managers believe that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, the Fund may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Although forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs.

A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or foreign currency on which the futures or options contract is based and movements in the securities or currency in the Fund's portfolio. Successful use of futures or options contracts is further dependent on the Managers' ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct. Successful use of options on securities or stock indices is subject to similar risk considerations. In addition, by writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. See "Investment Methods and Risks" for additional information.

Interest Rate and Currency Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies. Since interest rate and currency swaps are individually negotiated, these Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

A Fund will only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

The use of interest rate and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Managers are incorrect in their forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

Investments  in Depositary  Receipts.  Many  securities  of foreign  issuers are represented by American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs") (collectively "Depositary Receipts"). ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or on NASDAQ. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities.

Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.
Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts.

Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipt to issue and service such Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. For purposes of each Fund's investment policies, a Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Lower Rated Debt Obligations

Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated obligations are more likely to react to developments affecting market and credit risk than are more highly rated obligations, which react primarily to movements in the general level of interest rates. The Managers consider both credit risk and market risk in making investment decisions as to corporate debt obligations for a Fund.

Debt obligations rated BB or below by S&P or Ba or below by Moody's (or comparable unrated obligations), commonly called "junk bonds," are considered by S&P and Moody's, on balance, speculative and payments of principal and interest thereon may be questionable. They will generally involve more credit risk than obligations in the higher rating categories. The market value of junk bonds tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher rated obligations, which react primarily to fluctuations in the general level of interest rates. Lower rated obligations tend to be more sensitive to economic conditions and are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. Bonds rated BBB by S&P or Baa by Moody's ratings which are considered investment grade, also possess some speculative characteristics. Unrated debt obligations are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers.

Issuers of high yielding debt obligations are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring such obligations is generally greater than with higher rated obligations. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding obligations may experience financial stress. During these periods, such issuers may not have sufficient cash flow to meet their interest payment obligations. Specific developments affecting the issuer, such as the inability to meet projected business forecasts, or the unavailability of additional financing, may adversely affect the issuer's ability to service its debt obligations. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding obligations because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

High yielding debt obligations frequently have call or buy-back features which permit an issuer to call or repurchase the obligations from a Fund. Although such obligations are typically not callable for a period from three to five years after their issuance, when calls are exercised by the issuer during periods of declining interest rates, the Manager may find it necessary to replace such obligations with lower yielding obligations which could result in less net investment income to the Fund. The premature disposition of a high yielding obligation due to a call or buy-back feature, the deterioration of the issuer's creditworthiness, or a default may also make it more difficult for a Fund to manage the timing of its receipt of income, which may have tax implications. A Fund may be required under the Code and U.S. Treasury regulations to accrue income for income tax purposes on defaulted obligations and to distribute such income to the Fund's shareholders even though the Fund is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy any or all of these distribution requirements, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

A Fund may have difficulty disposing of certain high yielding obligations because there may be a thin trading market for a particular obligation at any given time. The market for lower rated, debt obligations generally tends to be concentrated among a smaller number of dealers than is the case for obligations which trade in a broader secondary retail market. Generally, purchasers of these obligations are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, debt obligation does exist, it is generally not as liquid as the secondary market for higher rated obligations. Reduced liquidity in the secondary market may have an adverse impact on market price, a Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales. See "Additional Information Regarding Valuation and Redemption of Shares of the Funds," in the SAI.

Some high yielding, debt obligations are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding obligations have been sold with registration rights, covenants, and penalty provisions for delayed registration, if a Fund is required to sell such restricted securities before the securities have been registered, it may be deemed an underwriter of such securities under the Securities Act of 1933, which entails special responsibilities and liabilities. A Fund may incur special costs in disposing of such securities; however, the Fund will generally incur no costs when the issuer is responsible for registering the securities.

Some high yielding debt obligations may involve special risks because they are new issues. The Funds have no arrangement with the securities underwriters or any other person concerning the acquisition of such securities, and the Manager will carefully review the credit and other characteristics pertinent to such new issues.

The high yield securities market is relatively new and much of its growth prior to 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yielding securities and adversely affected the value of outstanding securities and the ability of issuers of such securities to meet their obligations. Although the economy has improved considerably and high yielding securities have performed more consistently since that time, there is no assurance that the adverse effects previously experienced will not reoccur. For example, the highly publicized defaults of some high yield issuers during 1989 and 1990 and concerns regarding a sluggish economy which continued into 1993, depressed the prices for many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security will generally reflect the operating results of the issuer. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. A Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

Investments may also be evaluated in the context of economic and political conditions in the issuer's domicile, such as the inflation rate, growth prospects, global trade patterns and government policies. In the event the rating on an issue held in a Fund's portfolio is changed by the rating service, such change will be considered by the Fund in its evaluation of the overall investment merits of that security but will not necessarily result in an automatic sale of the security.

Defaulted Debt Obligations. Certain Funds, consistent with their investment objectives and policies, may purchase debt obligations of issuers not currently paying interest as well as issuers who are in default. In general, a Fund will purchase a defaulted debt obligation only if, in the opinion of the Manager, the issuer is expected to resume interest payments or other advantageous developments appear likely in the future.

A Fund may also invest in debt obligations which are in default or about to default, where the Manager believes that the debt obligation's price is less than its intrinsic value, due to a recent or pending restructuring of the issuer or other factors.

Current prices for defaulted bonds are generally significantly lower than their purchase price, and a Fund may have unrealized losses on such defaulted obligations which are reflected in the price of the Fund's shares. In general, debt obligations which default lose much of their value in the time period prior to the actual default so that the Fund's net assets are impacted prior to the default. A Fund may retain an issue which has defaulted because such issue may present an opportunity for subsequent price recovery.

A Fund may be required under the Internal Revenue Code of 1986, as amended (the "Code"), to accrue income for tax purposes on defaulted obligations, even though it is not currently receiving interest or principal payments on such obligations. This imputed income must be "distributed" to the insurance company shareholders each year, whether or not such distributions are paid in cash. To the extent such distributions are paid in cash, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as sales of Fund shares.

The Funds' Portfolios. BECAUSE OF CERTAIN OF THE FUNDS' POLICIES OF INVESTING IN HIGHER YIELDING, HIGHER RISK DEBT OBLIGATIONS, AN INVESTMENT IN SUCH A FUND IS ACCOMPANIED BY A HIGHER DEGREE OF RISK THAN IS PRESENT WITH AN INVESTMENT IN A FUND THAT INVESTS IN HIGHER RATED, LOWER YIELDING DEBT OBLIGATIONS. ACCORDINGLY, AN INVESTMENT IN ANY SUCH FUND SHOULD BE CAREFULLY EVALUATED FOR ITS APPROPRIATENESS IN LIGHT OF THE INVESTOR'S OVERALL INVESTMENT NEEDS AND GOALS. Persons on fixed incomes, such as retired persons, should also consider the increased risk of loss of principal which is present with an investment in higher risk obligations.

At December 31, 1996, the High Income and Income Securities Funds each held one position, and the Mutual Shares and Mutual Discovery Funds each held two positions, in obligations which were in default on their contractual provisions.

Asset Composition Table. A credit rating by a rating agency evaluates only the safety of principal and interest of debt obligations, and does not consider the market value risk associated with an investment in such an obligation. The table below shows the percentage of Global Income, High Income and Income Securities Funds' assets invested in debt securities rated in each of the specific rating categories shown and those that are not rated by the rating agency but deemed by the Manager to be of comparable credit quality. The information was prepared based on a 12 month dollar weighted average of the respective portfolio compositions in the fiscal year ended December 31, 1996. No other Fund had a 12-month dollar weighted average of more than 5% of its assets in debt obligations rated below investment grade or determined by the Manager to be of comparable credit quality. The Appendix to this Prospectus includes a description of each rating category.




         Income
Moody's  Securities Fund

Aaa .......................................    5.60%
Aa ........................................    1.02%
A .........................................    0.00%
Baa .......................................    3.84%
Ba ........................................    5.43%
B .........................................   29.91%
Caa .......................................    5.17*
Ca ........................................    0.51%
C .........................................    0.15%

*1.02% of these securities, which are unrated by Moody's, have been included in the Caa rating category.

                                 High         Global
S&P                           Income Fund   Income Fund
--------------------------------------------------------------------------------
AAA ........................                87.25%***
AA+ ........................                 0.0%
AA .........................                 0.0%
A ..........................                 0.44%***
BBB+ .......................                 0.386%
BBB ........................   1.571%        0.24%***
BBB- .......................   3.923%        0.00%
BB+ ........................   5.250%        0.00%
BB .........................   5.909%       12.07%
BB- ........................  12.161%        0.00%
B+ .........................  13.441%        0.00%
B ..........................  28.537%        0.00%
B- .........................  15.020%**      0.00%
CCC+ .......................   1.695%        0.00%
CCC- .......................   1.046%        0.00%
CC .........................    .016%        0.00%
**1.971% of these securities, which are unrated by S&P, have been included in the B- rating category.

***Securities, which are unrated by S&P, have been included as follows: .08% AAA, .04% in A, and .24% in BBB.

It should be noted that the above ratings are not necessarily indicative of ratings of bonds at the time of purchase.


Investment Methods and Risks
Common to More than One Fund
--------------------------------------------------------------------------------

Certain types of investments and investment techniques authorized for more than one fund, as stated in the descriptions of the individual Funds, are described below and in the SAI in greater detail. All policies and percentage limitations are considered at the time of purchase unless otherwise noted. Each of the Funds will not necessarily use the strategies described to the full extent permitted unless the Managers believe that doing so will help a Fund reach its objectives, and not all instruments or methods will be used at all times. See "Table of Contents" in front for a complete listing and page numbers.

Borrowing

As a matter of fundamental policy, all of the Funds except the Asset Allocation, Developing Markets, International Smaller Companies, Mutual Discovery, Mutual Shares and Small Cap Funds, may borrow money up to 5% of the value of their respective total assets and no such borrowing may be for direct investment in securities. The Funds may also borrow from banks for temporary or short-term purposes. The Funds currently define temporary or short-term purposes to include: (i) short-term (i.e., no longer than five business days) credits for clearance of portfolio transactions; (ii) borrowing in order to meet redemption requests or to finance failed settlements of portfolio trades without
immediately   liquidating  portfolio  securities  or  other  assets;  and  (iii)
borrowing in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets in the near term. As a fundamental policy, the Asset Allocation, Developing Markets, International Smaller Companies, Mutual Discovery, Mutual Shares and Small Cap Funds may borrow up to 331/3% of the value of their respective total net assets from banks to increase their holdings of portfolio securities or for temporary purposes.

Under federal securities laws, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. A Fund will not purchase additional securities while its borrowings exceed the above percentage of its total assets.

Concentration

The Real Estate Fund, Utility Equity Fund, and the Natural Resources Fund will concentrate in a particular industry or sector, or in U.S. Government
Securities, as indicated in the separate discussions above for each respective Fund. The other Funds will not invest more than 25% of the value of their respective total assets in any one particular industry (excluding the U.S. government).

Convertible Securities

With the exception of the Money Fund, Zero Coupon Funds and Government Fund, all Funds may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Similar to a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The convertible debt obligations in which a Fund may invest are subject to the same rating criteria and investment policies as that Fund's investments in debt obligations. The issuer of a convertible security may be important in determining the security's market value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

However, unlike convertible debt obligations, convertible preferred stocks are equity securities. As with common stocks, preferred stocks are subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes. For these reasons, convertible preferred stocks are treated as preferred stocks for each Fund's financial reporting, credit rating, and investment limitation purposes.

Certain Funds, consistent with their investment policies, may also invest in enhanced or synthetic convertible securities. A detailed discussion of these securities appears in the SAI. None of the Funds currently expect to make significant use of these securities.

Debt Obligations

Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). The Managers consider both credit risk and market risk in making investment decisions as to corporate debt obligations for a Fund. Debt obligations in which the Funds may invest will tend to decrease in value when prevailing interest rates rise and increase in value when prevailing interest rates fall. Generally, long-term debt obligations are more sensitive to interest rate fluctuations than short-term obligations. Because a Fund's investments in debt obligations are interest rate sensitive, a Fund's performance may be affected by the Managers' ability to anticipate and respond to fluctuations in market interest rates. Debt obligations include U.S. Government Securities, debt obligations of states or municipalities or state or municipal government agencies or instrumentalities or foreign sovereign entities, U.S. or foreign corporate debt obligations, preferred stock, zero coupon bonds and mortgage- or asset-backed securities.

Corporate Debt Obligations. See "Highlighted Risk Considerations - Lower Rated Corporate Debt Obligations."

Money Market Instruments. The investments described in the Money Market Fund, without regard to required ratings, maturity, and other criteria under Rule 2a-7 of the 1940 Act governing money market funds which define them as "Eligible Securities" for purposes of the Fund, will be referred to generally as "Money Market Instruments" in this prospectus.

U.S. Government Securities. All of the Funds may purchase U.S. Government Securities. U.S. Government Securities are marketable fixed, floating and variable rate securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government Securities, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of more than ten years) which differ only in their interest rates, maturities and times of issuance are supported by the full faith and credit of the U.S. Government. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by
(a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as FNMA securities), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are considered to include (i) securities for which the payment of principal and interest is backed by a guarantee of, or an irrevocable letter of credit issued by, the U.S. Government, its agencies, authorities or instrumentalities and (ii) participation in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

Each Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). See "Zero Coupon Bonds," below.

U.S. Government Securities include Government National Mortgage Association ("GNMA") mortgage-backed certificates. The yields provided by GNMAs have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities. Unpredictable prepayments of principal, however, can greatly change realized yields. In a period of declining interest rates, it is more likely that mortgages contained in GNMA pools will be prepaid thus reducing the effective yield. For more information, See "U.S. Government Securities Fund," above.

Small Business Administration ("SBA") securities are pools of loans to small businesses which are guaranteed as to principal and interest by the SBA, and supported by the full faith and credit of the U.S. Government. SBA loans generally have variable interest rates which are set at a premium above the prime rate, and generally have no interest rate caps or floors. The terms on SBA loans currently range from 7 to 25 years at the time of issue. As with mortgage-backed securities such as GNMAs, prepayments can greatly change realized yields. While the prepayment rate of mortgage-backed securities has generally been a function of market interest rates, the prepayment rate of SBA securities has historically depended more on the purpose and term of the loan and the rate of borrower default. Shorter-term SBA loans have had the highest prepayment rates, particularly if the loans were for working capital; long-term, real-estate backed SBA loans prepay much more slowly. SBA securities are sometimes offered at a premium above their principal amount, which increases the risks posed by prepayment.

These notes would have coupon resets that may cause the current coupon to fall to, but not below, zero. Existing credit quality, duration and liquidity standards would apply, so that the Fund may not invest in structured notes unless the Manager believes that the notes pose no greater credit or market risk than stripped notes; however, these notes may carry risks similar to those of stripped securities. See "Investment Methods and Risks."

Zero Coupon Bonds. Zero coupon bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. A zero coupon security pays no interest to its holder during its life and its value (above its cost to a Fund) consists of the difference between its face value at maturity and its cost.

One particular zero coupon security a Fund may purchase is the FICO STRIP, each of which represents an interest in securities issued by the Financing Corporation ("FICO"), whose sole purpose is to function as a financing vehicle for recapitalizing the Federal Savings and Loan Insurance Corporation ("FSLIC"). FICO STRIPS are not backed by the full faith and credit of the U.S. Government but are generally treated as U.S. Government Agency Securities.

The credit risk factors pertaining to lower rated debt obligations also apply to lower rated zero coupon bonds. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment.

Deferred Interest and Pay-In-Kind Bonds. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt obligations service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes

Pay-in-kind bonds are securities which pay interest through the issuance of additional bonds. A Fund will be deemed to receive interest over the life of such bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature. This accrued income from both deferred interest and pay-in-kind bonds must be "distributed" to the insurance company shareholders each year, whether or not such distributions are paid in cash. To the extent such distributions are paid in cash, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as sales of Fund shares.

Lower-rated deferred interest and pay-in-kind bonds also share the special credit risk considerations described under "Zero Coupon Bonds," above.

Derivatives

As described in the individual Fund sections or the SAI, certain of the Funds may use certain types of instruments, sometimes referred to as "derivatives." Derivatives are used to help (a) manage risks relating to interest rates, currency fluctuations and other market factors ("hedging"); (b) increase liquidity; and/or (c) invest in a particular stock or bond in a more efficient or less expensive way. Derivatives are broadly defined as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, such as stock prices or indices of securities, interest rates, currency exchange rates, or commodity prices. Some, all, or the component parts of, the following instruments might be considered derivatives or complex securities: adjustable rate mortgage securities; adjustable rate securities; collateralized mortgage obligations; convertible securities with enhanced yield features such as PERCS, ACES, DECS, and PEPS; forward contracts; futures contracts; inverse floaters and super floaters; multiclass pass-throughs, stripped mortgage securities, and other asset-backed securities; options; real estate mortgage investment conduits; re-securitized government project loans; spreads and straddles; swaps; synthetic convertible securities; and uncovered mortgage dollar rolls. These instruments and their risks are discussed in this section, the individual Fund sections, and/or in the SAI.

Diversification

Each Fund, except the Global Income Fund, will operate as a diversified fund under federal securities law. Each diversified Fund may not, with respect to 75% of its total assets, purchase the securities of any one issuer (except U.S. Government Securities) if more than 5% of the value of the Fund's assets would be invested in such issuer.

In addition, each Fund intends to diversify its investments to meet the requirements under federal tax laws relating to regulated investment companies and variable contracts issued by insurance companies. In order to comply with the diversification requirements related to regulated investment companies, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and each Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government Securities are not subject to these limitations, and (ii) not more than 25% of the market value of each Fund's total assets will be invested in the securities of a single issuer.

In order to comply with the diversification requirements related to variable contracts issued by insurance companies, each Fund will diversify its investments such that (i) no more than 55% of the Fund's assets is represented by any one investment; (ii) no more than 70% of the Fund's assets is represented by any two investments; (iii) no more than 80% of the Fund's assets is represented by any three investments; and (iv) no more than 90% of the Fund's assets is represented by any four investments. In the case of Funds investing in obligations of U.S. government agencies or instrumentalities, each agency or instrumentality is treated as a separate issuer for purposes of the above rules.

Loan Participations

Certain Funds may acquire loan participations and other direct or indirect bank obligations ("Loan Participations"), in which a Fund will purchase from a lender a portion of a larger loan which it has made to a borrower. Generally Loan Participations are sold without guarantee or recourse to the lending institution, and are subject to the credit risks of both the borrower and the lending institution. They may, however, enable a Fund to acquire an interest in a loan from a financially strong borrower which it could not do directly. While Loan Participations generally trade at par value, certain Funds may buy Loan Participations that sell at a discount because of the borrower's credit problems. To the extent the borrower's credit problems are resolved, Loan Participations may appreciate in value. Loan Participations may have speculative characteristics, and may be illiquid and/or in default.

Loans of Portfolio Securities

Consistent with procedures approved by the Board of Trustees and subject to certain conditions, the Funds may lend their portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 30% of the value of the Fund's total assets at the time of the most recent loan (one-third of the Fund's assets in the case of the Asset Allocation, Developing Markets, International Equity, Mutual Discovery, Mutual Shares and Pacific Funds), and further provided that the borrower deposits and maintains, with the Fund's custodian bank 100% collateral consisting of cash, U.S.
Government Securities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. A Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, a Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

Options and Futures Contracts

Certain Funds may invest in options and futures contracts and any limitations noted in this section are qualified by the Funds' individual policies as stated in the individual descriptions of each of the Funds. Unless otherwise noted in a Fund's policies, the value of the underlying securities on which options may be written at any one time will not exceed 15% of the total assets of the Fund. Nor will a Fund purchase put or call options if the aggregate premiums paid for such options would exceed 5% of its total assets at the time of purchase.

Unless otherwise noted in a Fund's policies, none of the Funds permitted to invest in these contracts will purchase or sell futures contracts or options on futures contracts if immediately thereafter the aggregate amount of initial margin deposits on all the futures positions of the Fund and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Fund. See the "Investment Objectives and Policies" of the specific Fund and the SAI for a discussion of whether, and to what extent, the Fund may purchase these investments.

In general, a Fund will use futures and options primarily for hedging purposes, that is, in an attempt to reduce or control certain types of risks. There is no guarantee, however, that these transactions will be successful. In addition, these transactions may expose a Fund to risks related to counterparty creditworthiness, illiquidity, and increased expenses. A detailed discussion of these transactions and their risks appears in the SAI. None of the Funds currently expect to make significant use of these transactions, except to manage currency risk. See "Highlighted Risk Considerations, Foreign Transactions."

Portfolio Turnover

Each Fund may purchase and sell securities without regard to the length of time the security has been held, and the frequency of Fund transactions (turnover rate) will vary from year to year, depending on market conditions. Portfolio turnover could be greater in periods of unusual market movement and volatility. The Managers will weigh the potential benefits of any short-term trading against the higher transaction costs associated with a higher turnover rate.

It is anticipated that each Fund's annual turnover rate generally will not exceed 100% except for the Templeton Global Income Securities Fund which may exceed 100% per year. The Templeton Global Income Securities Fund's turnover rate of 140.96% in 1996 was primarily due to bond maturities, and the rebalancing of the portfolio to keep interest rate risk and country allocations at desired levels.

The Natural Resources Securities Fund will probably experience higher portfolio turnover, which may exceed 100%, as the portfolio managers sell precious metals securities and purchase securities in the broader natural resources sector. After that, it is not expected that the Natural Resources Securities Fund will have portfolio turnover exceeding 100%.

Higher portfolio turnover rates generally increase transaction costs, which are fund expenses, but would not create capital gains for investors because of the tax-deferred status of variable annuity and variable life insurance investments. Portfolio turnover rates for recent years are shown in the "Financial Highlights." More information is in the SAI.

Repurchase and Reverse Repurchase Agreements

Each Fund may engage in repurchase transactions, in which the Fund purchases a U.S. government security subject to resale to a bank or dealer at a mutually agreed upon price and date. The transaction requires the collateralization of the seller's obligation by U.S. Government Securities held with a custodian of the Fund, with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. Each Fund intends to enter into repurchase agreements only with qualified securities dealers or other institutional investors deemed creditworthy by the Fund's investment manager. Under federal securities laws, a repurchase agreement is deemed to be the loan of money by the Fund to the seller, collateralized by the underlying security.

Certain Funds authorized to do so may also enter into reverse repurchase agreements which may involve additional risks. See the SAI, "Common Investment Methods and Risks."

Restricted and Illiquid Securities

It is a fundamental policy of the Funds to not invest more than 10% of their respective net assets in illiquid investments, except that the International Smaller Companies, Mutual Discovery and Mutual Shares Funds may invest up to 15% in such investments. Illiquid investments include most repurchase agreements of more than seven days duration, currency and interest rate swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts, participation interests in loans, securities that are not readily marketable and "restricted securities," i.e., securities that are not registered or are offered in an exempt non-public offering under the Securities Act of 1933 ("1933 Act"). Such restriction shall not apply to restricted securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act or to foreign securities which are offered or sold outside the United States where the Managers determine, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. For additional details, see the SAI.

The Board of Trustees has adopted guidelines and delegated to the Managers the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in a Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

The purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which such securities would trade if they were not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market prices is expected to vary, depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

"Rolls"

Funds that may purchase Treasury securities may also enter into "U.S. Treasury rolls" in which the Fund sells outstanding U.S. Treasury securities and buys back "when-issued" U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the when-issued U.S. Treasury security. During the period prior to settlement date, the Fund continues to earn interest on the securities it is selling. It does not earn interest on the securities which it is purchasing until after the settlement date. Two potential advantages of such a strategy are 1) that the Fund can regularly and incrementally adjust its weighted average maturity (which otherwise would constantly diminish with the passage of time); and 2) in a normal yield curve environment (in which shorter maturities yield less than longer maturities), a gain in yield to maturity can be obtained along with the desired extension. The Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on settlement date, in that market conditions may have changed adversely. The Fund, however, intends to enter into U.S. Treasury rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

Funds that may purchase mortgage-backed securities may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (name, type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction and is maintained in a segregated account. A Fund will not enter into any dollar rolls that are not covered rolls.

Small Capitalization Issuers

Certain Funds may invest in relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. These are typically companies which have a market capitalization of less than $1 billion. Investing in securities of small companies may offer greater potential for capital appreciation since they are often overlooked by investors or undervalued in relation to their earnings power. Securities of unseasoned companies may present greater risks than securities of larger, more established companies. Small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be more volatile and are therefore speculative.

Historically, the small capitalization stocks have been more volatile in price than the larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Investors should therefore expect that the net asset value of a Fund which invests a substantial portion of its net assets in small company stocks may be more volatile than the shares of a fund that invests solely in larger capitalization stocks. For more information, refer to the "Small Cap Fund" description.

Structured Notes

A structured note is a derivative instrument which entitles its holder to receive some portion of the principal or interest payments which would be due on a traditional debt obligation. A zero coupon bond, which is the right to receive only the principal portion of a debt security, is a simple form of structured note. A structured note's performance or value may be linked to a change in return, interest rate, or value at maturity of the change in an identified or "linked" equity security, currency, interest rate, index or other financial indicator ("benchmark"). The holder's right to receive principal or interest payments on a structured note may also vary in timing or amount, depending upon changes in certain rates of interest or other external events. Structured notes may be much more volatile than the underlying instruments themselves, depending on the direction of interest rates, and may present many of the same risks as investing in futures and options. Certain structured notes without leverage characteristics may still be considered risky and an investor could lose an amount equal to the amount invested. As with any debt instruments, structured notes pose credit risk, i.e., the issuer may be unable to make the required payments. Finally, some structured notes may be illiquid, because few investors or dealers trade in such securities or because the notes are complex and difficult to price. Such potential illiquidity may be especially pronounced during severe bond market corrections. The Board will monitor the liquidity of structured notes and notes determined to be illiquid will be subject to a Fund's percentage limits on illiquid securities. If permitted by a Fund's investment policies, the Templeton Managers may occasionally invest under 5% of their respective fund's assets in structured notes that are linked to a benchmark, on a non-leveraged, one-to-one basis.

Temporary Investments

In any period of market weakness or of uncertain market or economic conditions or while awaiting suitable investment opportunities, a Fund may establish a temporary defensive position by investing in high quality Money Market Instruments. Any decision to withdraw substantially, and, for a sustained period of time, from a Fund's "defined" market(s) based on its investment objectives will be reviewed by the Board of Trustees. All Funds, except the Money Fund, may therefore invest up to 100% of their respective net assets in, for example, U.S. Government Securities, bank obligations, the highest quality commercial paper, or in repurchase agreements as described above. Rising Dividends may also invest in short-term fixed-income securities.

The Asset Allocation, Developing Markets, Global Income, Global Growth, International Equity, International Smaller Companies, Mutual Discovery, Mutual Shares, and Pacific Funds may also invest in non-U.S. currency and short-term instruments denominated in non-U.S. currencies for temporary defensive purposes. The Developing Markets and International Smaller Companies Funds may also invest in medium-term (not more than five years to maturity) obligations issued or guaranteed by the U.S. government or the governments of foreign countries, their agencies or instrumentalities.

It is not possible to predict with any certainty when or for how long a Fund will employ defensive strategies.

Trade Claims

Trade claims are purchased from creditors of companies in financial difficulty. For purchasers such as a Fund, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation if the value of the claim increases as the debtor's financial position improves.

If the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debt issuer will ever be able to satisfy the obligation on the trade claim. Trade claims are not regulated by federal securities laws or the SEC. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding.

Warrants

A warrant is typically a long-term option issued by a corporation which gives the holder the privilege of buying a specified number of shares of the underlying common stock at a specified exercise price at any time on or before an expiration date.

Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If a Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless.

"When-Issued" and
"Delayed Delivery" Transactions

A Fund may purchase securities and debt obligations on a "when-issued" or "delayed delivery" basis (in the case of GNMA Certificates, a "To-Be-Announced" basis). Such securities are subject to market fluctuations prior to delivery to the Fund and generally do not earn interest until their scheduled delivery date. When the Fund is the buyer in such transactions, it will segregate cash or liquid securities, having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so only for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and policies, and not for the purpose of investment leverage. Nonetheless, purchases of securities on such basis may involve more risk than other types of purchases, for example, counterparty delivery risk. If the seller fails to complete the transaction, the Fund may miss a price or yield considered advantageous. See the SAI for additional information.


Investment Restrictions
--------------------------------------------------------------------------------

Each Fund is subject to a number of additional investment restrictions, some of which are fundamental policies and, like the investment objective of each Fund, may be changed only with the approval of shareholders. For a list of these additional restrictions and more information concerning the policies discussed above, please see the SAI.

Management
--------------------------------------------------------------------------------

Trustees and Officers

The Board. The Trust's Board of Trustees oversees the management of the Trust and elects its officers. The officers are responsible for each Fund's day-to-day operations.

Managers

The Manager for all series of the Trust, except the Asset Allocation, Developing Markets, Global Growth, International Smaller Companies, Mutual Discovery, Mutual Shares and Rising Dividends Funds, is Franklin Advisers, Inc. ("Advisers"), 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. In addition, Advisers employs Templeton Investment Counsel, Inc. ("Templeton Florida"), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, to act as subadviser to the International Equity Fund, the Pacific Fund, and the Global Income Fund.

Franklin Advisory Services, Inc., One Parker Plaza, Sixteenth Floor, Fort Lee, New Jersey, 07024 ("Franklin New Jersey") replaced Advisers as the Manager for the Rising Dividends Fund on July 1, 1996. Advisers and Franklin New Jersey are both direct wholly owned subsidiaries of Franklin Resources, Inc. There is no change in the individuals primarily responsible for the day-to-day operations of the Fund, and the material terms of the Fund's management agreement with Franklin New Jersey, including fees, are the same as those of the prior management agreement with Advisers.

The Manager for the Mutual Discovery and the Mutual Shares Funds is Franklin Mutual Advisers, Inc. ("Franklin Mutual") 51 John F. Kennedy Parkway, Short Hills, New Jersey, 07078.

The Manager for the Asset Allocation and Global Growth Funds is Templeton Global Advisors Limited ("Templeton Nassau") Lyford Cay Nassau, N.P. Bahamas. Templeton Nassau employs Templeton Florida to act as subadviser to the Asset Allocation Fund.

The Manager for the Developing Markets Fund is Templeton Asset Management Ltd.("Templeton Singapore") 7 Temasek Boulevard, # 38-03, Suntec Tower One, Singapore, 038987.

The Manager for the International Smaller Companies Fund is Templeton Florida.

Advisers, Franklin Mutual, Franklin New Jersey, Templeton Nassau, Templeton Singapore, and Templeton Florida may be referred to as the "Manager" or "Managers" throughout the prospectus and SAI. The Managers also perform similar services for other funds. The Managers are wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together the Managers and their affiliates manage over $179 billion in assets. The Templeton organization has been investing globally since 1940, with offices in Argentina, Australia, Bahamas, Canada, France, Germany, Hong Kong, India, Italy, Luxembourg, Poland, Russia, Scotland, Singapore, South Africa, U.S., and Vietnam. Please see "Investment Management
and Other Services" and "Policies Regarding Brokers Used on Securities Transactions" in the SAI for information on securities transactions and a summary of the Trust's Code of Ethics.

Management Services and Fees. The Managers manage each Fund's assets and make each Fund's investment decisions. Each Fund is obligated to pay a management fee for these services. Fund Administration fees may be paid directly by the Fund or indirectly by the Managers through the management fees. See "Fund Administrator," below.

During the fiscal year ended December 31, 1996, the management and fund administration fees and total operating expenses, as a percentage of monthly net assets and before any advance waiver, for each Fund which operated throughout 1996 were as follows:

                                   1996 Manage-
                                     ment and  1996 Total
                                   Fund Adminis-Operating
Fund (Except New Funds)            tration Fees Expenses
--------------------------------------------------------------------------------

Asset Allocation Fund.............     .80%      .86%
Developing Markets Fund...........    1.25%     1.49%
Global Growth Fund................     .88%      .93%
Global Income Fund................     .56%      .61%
Government Fund...................     .49%      .51%
Growth and Income Fund............     .48%      .50%
High Income Fund..................     .52%      .54%
Income Securities Fund............     .47%      .50%
International Equity Fund.........     .81%      .89%
Natural Resources Fund
 (formerly Metals Fund)...........     .60%      .65%
Money Fund*.......................     .51%      .53%
Pacific Fund......................     .89%      .99%
Real Estate Fund..................     .55%      .57%
Rising Dividends Fund.............     .75%      .76%
Small Cap Fund....................     .75%      .77%
Utility Fund......................     .47%      .50%
Zero Coupon Fund - 2000**.........     .60%      .62%
Zero Coupon Fund - 2005**.........     .63%      .65%
Zero Coupon Fund - 2010**.........     .63%      .65%
*Under an advance agreement by Advisers to limit its management fees, the Money Fund paid management and fund administration fees of 0.41% and total operating expenses of .43%. Advisers may end this arrangement at any time upon notice to the Board.

**Under an agreement by Advisers to limit its management fees, each Zero Coupon Fund paid management and fund administration fees of 0.38% and total operating expenses of 0.40%. In addition, until at least December 31, 1997, Advisers has voluntarily agreed to keep the total expenses of each Zero Coupon Fund to a maximum of 0.40%.

The Mutual Discovery and Mutual Shares Funds are each obligated to pay Franklin Mutual a monthly fee computed at the annual rate of 0.80% and 0.60%
respectively, of the value of the average daily net assets of each Fund. The Capital Growth Fund is obligated to pay Advisers a monthly fee computed at the annual rate of 0.75% of the Fund's average daily net assets up to and including $500 million, plus 0.625% of the value of average daily net assets up to and including $1 billion, plus 0.50% of the value of average daily net assets over $1 billion. Under a management agreement with Templeton Florida, the International Smaller Companies Fund is obligated to pay the Manager a monthly fee equal to an annual rate of 0.85% of the value of the Fund's average daily net assets up to and including $200 million, 0.765% of the value of the Fund's average daily net assets over $200 million up to and including $1.3 billion; and 0.68% of the value of the Fund's average daily net assets over $1.3 billion.

In general, the fees which the Funds investing substantially in global securities are obligated to pay the Managers are higher than advisory fees paid by most other U.S. investment companies, primarily because investing in equity securities of companies outside the U.S., and especially in developing market countries which are not widely followed by professional analysts, requires the Managers to invest additional time and incur added expense in developing specialized resources, including research sources.

Please refer to the SAI for further details regarding management fees.

Portfolio Transactions. Each Manager tries to obtain the best execution on all transactions. If a Manager believes more than one broker or dealer can provide the best execution, consistent with internal policies it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "Brokerage Allocation" in the SAI for more information.

Operating Expenses. Each Fund pays its own operating expenses. These expenses include, but may not be limited to: the Managers' management fees; fund administration fees where they are separate from the management fee; taxes, if any; custodian, legal, and auditing fees; the fees and expenses of trustees who are not members of, affiliated with or interested persons of the Managers; salaries of any personnel not affiliated with the Managers; insurance premiums; trade association dues; expenses of obtaining quotations for calculating the value of the Fund's net assets; printing and other expenses which are not expressly assumed by the Managers. Expenses incurred jointly by more than one Fund will be apportioned on a pro rata basis.

Subadvisor

Templeton Florida is paid a fee by Advisers with respect to the Global Income, International and Pacific Funds, and by Templeton Nassau with respect to the Asset Allocation Fund, based on a percentage of each Fund's average daily net assets. In all cases, Templeton Florida's fees are not a separate expense of the respective Funds but are paid by the Managers from the management fees they receive from their respective management agreements with the Funds. Templeton Florida will pay all expenses incurred by it in connection with its activities under the subadvisory agreements with the Managers, other than the cost of securities purchased for the Funds and brokerage commissions in connection with such purchases.

Fund Administrator

Franklin Templeton Services, Inc. ("FT Services"), 777 Mariners Island Boulevard, San Mateo, California 94404, provides certain administrative facilities and services for the Funds, including preparation and maintenance of books and records, preparation of tax reports, preparation of financial reports, and monitoring compliance with regulatory requirements.

FT Services is employed directly by the Asset Allocation, International Smaller Companies, Mutual Discovery and Mutual Shares Funds, and through subcontracts by the Managers of all the other Funds.

Where FT Services is employed directly by a Fund, it receives a monthly fee equivalent on an annual basis to 0.15% of the average daily net assets of the Fund, reduced to 0.135% of such assets in excess of $200 million, to 0.10% of such assets in excess of $700 million, and to 0.075% of such assets in excess of $1.2 billion. Where it is employed through a subcontract with the Manager, the same fees schedule applies; however, its fees are not separate expenses of the Fund but are paid by the Manager from the management fees received from the Fund.

Portfolio Operations

The following persons are primarily responsible for the day-to-day management of each Fund's portfolio, other than the Money Fund.

Capital Growth Fund

Conrad B. Herrmann

Vivian J. Palmieri

Kei Yamamoto

Kevin Carrington

Growth and Income Fund

Frank Felicelli

Douglas Barton

Ernst Schleimer

High Income Fund

Betsy Hofman-Schwab

Chris Molumphy

R. Martin Wiskemann

Income Securities Fund

Charles B. Johnson

Matt Avery

Mutual Discovery Securities and
Mutual Shares Securities Funds

Michael F. Price

Peter Langerman

Jeffrey Altman

Robert Friedman

Raymond Garea

Lawrence Sondike

Natural Resources Securities Fund
(formerly Precious Metals Fund)

Suzanne Willoughby Killea

Ed Perks

Real Estate Securities Fund

Matt Avery

Tom Branch

Rising Dividends Fund

Donald G. Taylor

William Lippman

Margaret McGee

Bruce C. Baughman

Small Cap Fund

Edward B. Jamieson

Michael McCarthy

Templeton Developing Markets Equity Fund

J. Mark Mobius, Ph.D.

H. Allan Lam

Tom Wu

Dennis Lim

Eddie Chow

Tek-Khoan Ong

Templeton Global Asset Allocation Fund

Jeffrey A. Everett

Dale A. Winner

Sean Farrington

Templeton Global Growth Fund

Sean Farrington

Jeffrey A. Everett

Mark G. Holowesko

Templeton Global Income Securities Fund

Neil S. Devlin

Thomas J. Dickson

Ronald A. Johnson, Ph.D.

Templeton International Equity Fund

Howard J. Leonard

Mark Beveridge

William Howard

Templeton International Smaller Companies Fund

Simon Rudolph

Peter A. Nori

Templeton Pacific Growth Fund

William T. Howard

Mark Beveridge

Gary Clemons

U.S. Government Securities Fund

Jack Lemein

David Capurro

Roger Bayston

Tony Coffey

Utility Equity Fund

Gregory E. Johnson

Sally Edwards-Haff

Ian Link

Zero Coupon Funds

David Capurro

Jack Lemein

Tony Coffey

Biographical Information

Jeffrey Altman
Senior Vice President
Franklin Mutual Advisers, Inc.

Mr. Altman has a Bachelor of Science degree from Tulane University. Prior to October 1996, Mr. Altman was employed as a Research Analyst and Trader for Heine Securities Corporation, an investment adviser acquired by Resources, for at least 5 years. He joined the Franklin Templeton Group in November 1996 and has managed the Mutual Discovery Securities Fund and Mutual Shares Securities Fund from inception.

Matt Avery
Portfolio Manager
Franklin Advisers, Inc.

Mr. Avery holds a Master of Business Administration degree from the University of California at Los Angeles. He earned his Bachelor of Science degree in industrial engineering from Stanford University. He has been in the securities industry since 1982 and with the Franklin Templeton Group since 1987. Mr. Avery has managed the Income Securities Fund and the Real Estate Fund since their inception.

Douglas Barton
Portfolio Manager
Franklin Advisers, Inc.

Mr. Barton is a Chartered Financial Analyst and holds a Master of Business Administration degree from California State University in Hayward and a Bachelor of Science degree from California State University in Chico. Mr. Barton joined the Franklin Templeton Group in July 1988 and has managed the Growth and Income Fund since May 1995.

Bruce C. Baughman
Vice President and Portfolio Manager
Franklin Advisory Services, Inc.

Mr. Baughman holds a Master of Science degree in accounting from New York University. He earned his Bachelor of Arts degree from Stanford University. Prior to joining Franklin, Mr. Baughman had been in the securities industry for over ten years and with the Franklin Templeton Group since 1988. He has managed the Rising Dividends Fund since its inception.

Roger Bayston
Portfolio Manager
Franklin Advisers, Inc.

Mr. Bayston is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of California at Los Angeles. He earned his Bachelor of Science degree from the University of Virginia. Prior to joining Franklin, Mr. Bayston was an Assistant Treasurer for Bankers Trust Company. Following completion of the Masters degree program, Mr. Bayston joined the Franklin Templeton Group in 1991. Mr. Bayston has managed the Government Fund since November 1993.

Mark R. Beveridge
Vice President and Portfolio Manager
Templeton Investment Counsel, Inc.

Mr. Beveridge is a Chartered Financial Analyst and holds a Bachelor of Business Administration degree in finance from the University of Miami. He joined the Franklin Templeton Group in 1985 and has managed the International Equity and Pacific Funds since January 1994.

Tom Branch
Portfolio Manager
Franklin Advisers, Inc.

Mr. Branch received a Bachelor of Science degree in Business Administration with a concentration in finance from California Polytechnic State University, San Luis Obispo. Mr. Branch joined the Franklin Templeton Group in July 1993 and has managed the Real Estate Fund since 1994.

David Capurro
Portfolio Manager
Franklin Advisers, Inc.

Mr. Capurro holds a Master of Business Administration degree in finance from California State University at Hayward. He earned his Bachelor of Science degree in business administration at California State University at Hayward. Mr. Capurro joined the Franklin Templeton Group in 1983 and has managed the Government Fund and the Zero Coupon Funds since inception.

Kevin Carrington
Portfolio Manager
Franklin Advisers, Inc.

Mr. Carrington is a Charter Financial Analyst and holds a Bachelor of Science degree in business administration from California State University at Chico. He has been with the Franklin Templeton Group since 1992 and has managed the Capital Growth Fund from inception.

Eddie Chow
Investment Analyst
Templeton Asset Management Ltd.

Mr. Chow holds a Master of Business Administration degree from the University of Wisconsin-Milwaukee. Prior to joining the Franklin Templeton Group in, 1994, he worked for many years in the finance and banking industry. He has managed the Developing Markets Fund since February 1996.

Gary Clemons
Portfolio Manager
Templeton Investment Counsel, Inc.

Mr. Clemons holds a Master of Business Administration degree from the University of Wisconsin at Madison. He earned his Bachelor of Science degree in earth science from the University of Nevada at Reno. Mr. Clemons was a research analyst for Structured Asset Management. He joined the Franklin Templeton Group in 1990 and has managed the Pacific Fund since 1994.

T. Anthony Coffey
Portfolio Manager
Franklin Advisers, Inc.

Mr. Coffey is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of California at Los Angeles. He earned his Bachelor of Arts degree from Harvard University. Prior to joining Franklin, Mr. Coffey was an associate with the Analysis Group. He is a member of several securities industry committees and associations and joined the Franklin Templeton Group in 1989. He has managed the Zero Coupon Funds since August 1989 and the U.S. Government Securities Fund since 1996.

Neil S. Devlin
Executive Vice President and Portfolio Manager
Templeton Investment Counsel, Inc.

Mr. Devlin holds a Bachelor of Arts degree in economics and philosophy from Brandeis University. He is currently a level III CFA candidate. Prior to joining the Franklin Templeton Group in 1987, Mr. Devlin was a portfolio manager and a bond analyst with Constitutional Capital Management of Boston and a bond trader and research analyst for the Bank of New England. He has managed the Templeton Global Income Securities Fund (formerly the "Global Income Fund") since 1993.

Thomas J. Dickson
Portfolio Manager
Templeton Investment Counsel, Inc.

Mr. Dickson received his Bachelor of Science degree in managerial economics from the University of California at Davis. Mr. Dickson joined the Franklin Templeton Group in 1992. He has managed the Templeton Global Income Securities Fund
(formerly the "Global Income Fund") since 1994, and has managed the Asset Allocation Fund from inception.

Jeffrey A. Everett
Senior Vice President and Portfolio Manager
Templeton Global Advisors Limited

Mr. Everett is a Chartered Financial Analyst and holds a Bachelor of Science degree in finance from Pennsylvania State University. Prior to joining Templeton, he was an Investment Officer at First Pennsylvania Corporation and a research coordinator for Centre Square Investment Group. He joined the Franklin Templeton Group in 1990, has managed the Global Growth the Asset Allocation Funds from inception.

Sally Edwards-Haff
Portfolio Manager
Franklin Advisers, Inc.

Ms. Edwards-Haff is a Chartered Financial Analyst and holds a Bachelor of Arts degree in economics from the University of California at Santa Barbara. Ms.
Edwards-Haff is a member of several securities industry committees and associations. She joined the Franklin Templeton Group in 1986 and has managed the Utility Fund since October 1990.

Sean Farrington
Vice President and Portfolio Manager
Templeton Global Advisors Limited

Mr. Farrington, a Chartered Financial Analyst, has a Bachelor of Arts degree in Economics from Harvard University. He is a member of a securities association. He joined Templeton in 1991. He has managed the Global Growth Fund since 1995 and has managed the Asset Allocation Fund from inception.

Frank Felicelli
Executive Vice President
Franklin Management, Inc.
and Portfolio Manager
Franklin Advisers, Inc.

Mr. Felicelli, a Chartered Financial Analyst, has a Master in Business Administration from Golden Gate University and a Bachelor of Arts degree in economics from the University of Illinois. He is a member of several securities industry-related committees and associations. Mr. Felicelli has been in the industry since 1980 and with the Franklin Templeton Group since 1986. He has managed the Growth and Income Fund since May 1995.

Robert Friedman
Senior Vice President
Franklin Mutual Advisers, Inc.

Mr. Friedman has a Bachelor of Arts degree in humanities from the John Hopkins University and a Masters in Business Administration from the Wharton School, University of Pennsylvania. Prior to November 1996, Mr. Friedman was a Research Analyst for Heine Securities Corporation, an investment adviser acquired by Resources, for at least 5 years. He joined the Franklin Templeton Group in November 1996 and has managed the Mutual Discovery Securities Fund and Mutual Shares Securities Fund from inception.

Raymond Garea
Senior Vice President
Franklin Mutual Advisers, Inc.

Mr. Garea has a Bachelor of Science degree in engineering from Case Institute of Technology and a Masters in Business Administration from the University of Michigan. Prior to November 1996, he was a Research Analyst for Heine Securities Corporation, an investment adviser acquired by Resources, for at least 5 years. He joined the Franklin Templeton Group in November 1996 and has managed the Mutual Discovery Securities Fund and Mutual Shares Securities Fund from inception.

Conrad B. Herrmann
Portfolio Manager
Franklin Advisers, Inc.

Mr. Herrmann holds a Master of Business Administration degree from Harvard University and a Bachelor of Arts degree from Brown University. Mr. Herrmann is a Chartered Financial Analyst has been with the Franklin Templeton Group since 1989 and prior thereto was Vice President and General Manager of Aquila Management. He has managed the Capital Growth Fund from inception.

Betsy Hofman-Schwab
Portfolio Manager
Franklin Advisers, Inc.

Ms. Hofman-Schwab is a Chartered Financial Analyst candidate and holds a Master of Business Administration degree from the College of Notre Dame in California. She earned her Bachelor of Science degree in finance at the College of Notre Dame in California. She is a member of several securities industry associations. She has been with the Franklin Templeton Group since 1981 and has managed the High Income Fund since its inception.

Mark G. Holowesko
Director of Global Equity Research
Templeton Worldwide, Inc. and
Portfolio Manager
Templeton Global Advisors Limited.

Mr. Holowesko is a Chartered Financial Analyst and Chartered Investment Counselor. He holds a Master of Business Administration degree from Babson College in Worcester, Massachusetts and a Bachelor of Arts degree in economics from the College of The Holy Cross, also in Worcester, Massachusetts. He is a member of several securities industry associations. Mr. Holowesko joined the Franklin Templeton Group in 1985 and has managed the Global Growth Fund from inception.

William T. Howard, Jr.
Vice President and Portfolio Manager
Templeton Investment Counsel, Inc.

Mr. Howard is a Chartered Financial Analyst and holds a Master of Business Administration degree from Emory University. He earned his Bachelor of Arts degree from Rhodes College. Prior to joining the Franklin Templeton Group, Mr. Howard was the international portfolio manager and analyst with the State of Tennessee Consolidated Retirement System. He has managed the Pacific Fund since 1993 and the International Equity Fund since June 1997.

Edward B. Jamieson
Senior Vice President and Portfolio Manager
Franklin Advisers, Inc.

Mr. Jamieson holds a Bachelor of Arts degree from Bucknell University and a Master's degree in accounting and finance from the University of Chicago Graduate School of Business. He has been with the Franklin Templeton Group since 1987. He is a member of several securities industry-related committees and associations. He has managed the Small Cap Fund from inception.

Charles B. Johnson
Chairman of the Board, Director and
Portfolio Manager
Franklin Advisers, Inc.

Mr. Johnson holds a Bachelor of Arts degree in economics and political science from Yale University. He has been with the Franklin Templeton Group since 1957. Mr. Johnson is a member of several securities industry committees and associations. He has managed the Income Securities Fund and the Utility Fund since their inception.

Gregory E. Johnson
Vice President and Portfolio Manager
Franklin Advisers, Inc.

Mr. Johnson holds a Bachelor of Science degree in accounting and business administration from Washington and Lee University. He joined the Franklin Templeton Group in 1986. Mr. Johnson is a member of several securities industry committees and associations. He has managed the Utility Fund since its inception.

Ronald A. Johnson, Ph.D.
Vice President and Emerging Markets Strategist
Templeton Investment Counsel, Inc.

Dr. Johnson holds a Ph.D. and MA in economics from Stanford University, an MBA in finance and a Bachelor of Arts degree in economics from Adelphi University. Prior to joining the Franklin Templeton Group, Dr. Johnson was chief strategist and head of research for JPBT Advisers, Inc. Dr. Johnson has managed the Templeton Global Income Securities Fund (formerly the "Global Income Fund") since 1995.

Suzanne Willoughby Killea
Portfolio Manager
Franklin Advisers, Inc.

Ms. Willoughby Killea holds a Master of Business Administration degree from Stanford University. She earned her Bachelor of Arts degree in architecture from Princeton University. Prior to joining the Franklin Templeton Group, in 1991, Ms. Willoughby Killea worked as a summer intern with Dillon Read & Co., Inc.
(1990) and Dodge & Cox (1989), and for five years as a broker with the Rubicon Group, a commercial real estate services firm. Ms. Willoughby Killea has managed the Natural Resources Fund (formerly the Precious Metals Fund) since 1994.

H. Allan Lam
Portfolio Manager and Analyst
Templeton Asset Management Ltd.

Mr. Lam holds a Bachelors of Arts degree in accounting from Rutgers University. He has had extensive auditing experience with Deloitte Touche & Tohmatsu and KPMG Peat Marwick. He joined the Franklin Templeton Group in 1987 and has managed the Developing Markets Fund from inception.

Peter Langerman
Senior Vice President
Franklin Mutual Advisers, Inc.

Mr. Langerman has a Bachelor of Arts degree from Yale University, a Masters in Science from New York University Graduate School of Business and a Juris Doctor from Stanford University Law School. Prior to November 1996, he was a Research Analyst for Heine Securities Corporation, an investment adviser acquired by Resources, for at least 5 years. He joined the Franklin Templeton Group in November 1996 and has managed the Mutual Discovery Securities Fund and Mutual Shares Securities Fund from inception.

Jack Lemein
Senior Vice President and Portfolio Manager
Franklin Advisers, Inc.

Mr. Lemein holds a Bachelor of Science degree in finance from the University of Illinois. Mr. Lemein has been in the securities industry since 1967. He is a member of several securities industry-related committees and associations. Mr. Lemein joined the Franklin Templeton Group in 1984 and has managed the Government Fund, and the Zero Coupon Funds since their inception.

Howard J. Leonard
Senior Vice President and Portfolio Manager
Templeton Investment Counsel, Inc.

Mr. Leonard is a Chartered Financial Analyst and holds a bachelor of business administration degree in finance and economics from Temple University. Prior to joining the Franklin Templeton organization in 1989, Mr. Leonard was director of investment research at First Pennsylvania Bank. Mr. Leonard has managed the International Equity Fund since June 1997.

Dennis Lim
Vice President and Portfolio Manager
Templeton Asset Management Ltd.

Mr. Lim holds a Master of Science degree in Management (Finance Analysis), from the University of Wisconsin-Milwaukee, (Beta Gamma Sigma, Delta Chapter of Wisconsin). He earned a Bachelor of Science degree in building engineering from the National University of Singapore. Prior to joining the Franklin Templeton Group, in 1990, he worked for the Government of Singapore's Ministry of National Development. He has managed the Developing Markets Fund since February 1996.

Ian Link
Portfolio Manager
Franklin Advisers, Inc.

Mr. Link is a Chartered Financial Analyst and holds a Bachelor of Arts degree in economics from the University of California at Davis. He is a member of several securities industry-related committees and associations. Mr. Link joined the Franklin Templeton Group in 1989, and has managed the Utility Fund since March 1995.

William Lippman
President and Portfolio Manager
Franklin Advisory Services, Inc.

Mr. Lippman holds a Master of Business Administration degree from the Graduate School of Business Administration of New York University. He earned his Bachelor of Science degree in business administration from City College New York. Mr. Lippman has been in the securities industry for over 30 years and with the Franklin Templeton Group since 1988. He has managed the Rising Dividends Fund since inception.

Michael McCarthy
Portfolio Manager
Franklin Advisers, Inc.

Mr. McCarthy holds a Bachelor of Arts degree in history from the University of California at Los Angeles. He has been with the Franklin Templeton Group since 1992. He has managed the Small Cap Fund from inception.

Margaret McGee
Vice President and Portfolio Manager
Franklin Advisory Services, Inc.

Ms. McGee holds a Bachelor of Arts degree from William Paterson College. She has been in the securities industry since 1985 and with the Franklin Templeton Group since 1988. Ms. McGee is a member of several securities industry-related committees and associations. She has managed the Rising Dividends Fund since inception.

J. Mark Mobius, Ph.D.
Managing Director and Portfolio Manager
Templeton Asset Management Ltd.

Dr. Mobius holds a Doctor of Philosophy degree in economics and political science from the Massachusetts Institute of Technology. He earned his Bachelor's and Master's degrees from Boston University. He is a member of several industry-related associations. Dr. Mobius joined the Franklin Templeton Group in 1987 and has managed the Developing Markets Fund from inception.

Chris Molumphy
Portfolio Manager
Franklin Advisers, Inc.

Mr. Molumphy is a Chartered Financial Analyst and holds a Master's of Business Administration degree in finance from the University of Chicago. He earned his Bachelor of Arts degree in economics from Stanford University. Mr. Molumphy is a member of several securities industry associations. He joined the Franklin Templeton Group in 1988 and has managed the High Income Fund since its inception.

Peter A. Nori
Vice President and Portfolio Manager
Templeton Investment Counsel, Inc.

Mr. Nori is a Chartered Financial Analyst and holds both a Master of Business Administration degree and a Bachelor of Science degree in finance from the University of San Francisco. After completing the Franklin management training program, Mr. Nori joined portfolio research in 1990 as an equity analyst and portfolio manager of the Franklin Convertible Securities Fund. In 1994, Mr. Nori moved to the Templeton organization and has managed the Templeton International Smaller Companies Fund since June 1997.

Tek-Khoan Ong
Portfolio Manager
Templeton Asset Management Ltd.

Mr. Ong holds a Masters of Business Administration degree from the Wharton School, graduating with honors and on the director's list. He earned a Bachelor of Science degree in computing science and a Bachelor of Science degree, with honors, both from Imperial College, University of London, UK. Prior to joining the Franklin Templeton Group, in 1993, he worked for the Monetary Authority of Singapore (Singapore's central bank)for five years. He has managed the Developing Markets Fund since February 1996.

Vivian J. Palmieri
Portfolio Manager
Franklin Advisers, Inc.

Mr. Palmieri holds a Bachelor of Arts degree in economics from Williams College. He has been with the Franklin Templeton Group since 1965. Mr. Palmieri has managed the Capital Growth Fund from inception.

Michael F. Price
Chief Executive Officer and President
Franklin Mutual Advisers, Inc.

Mr. Price has a Bachelor of Arts degree in business administration from the University of Oklahoma. Prior to November 1996, Mr. Price was President and Chairman of Heine Securities Corporation, an investment adviser acquired by Resources, for at least 5 years. He became Chief Executive Officer of Franklin Mutual in November 1996 and has managed the Mutual Discovery Securities Fund and Mutual Shares Securities Fund from inception.

Simon Rudolph
Vice President and Portfolio Manager
Templeton Investment Counsel, Inc.

Mr. Rudolph is a Chartered Accountant and holds a Bachelor of Arts degree in economic history from Durham University in England. Mr. Rudolph has been a securities analyst since 1986. Before joining the Franklin Templeton organization in 1997, he was an executive director with Morgan Stanley. Mr. Rudolph has managed the International Smaller Companies Fund since June 1997.

Ernst Schleimer
Portfolio Manager
Franklin Advisers, Inc.

Mr. Schleimer holds a Master of Business Administration degree from the Stanford School of Business and a Bachelor of Arts degree from Tufts University. Mr. Schleimer has been with the Franklin Templeton Group since 1994, and prior thereto worked as a consultant at KPMG Peat Marwick. He has managed the Growth and Income Fund since 1995.

Lawrence Sondike
Senior Vice President
Franklin Mutual Advisers, Inc.

Mr. Sondike has a Bachelor of Arts degree from Cornell University and a Masters in Business Administration from New York University Graduate School of Business. Prior to November 1996, he was a Research Analyst for Heine Securities Corporation, an investment adviser acquired by Resources, for at least 5 years. He joined the Franklin Templeton Group in November 1996, and has managed the Mutual Discovery Securities Fund and Mutual Shares Securities Fund from inception.

Donald G. Taylor
Portfolio Manager
Franklin Advisory Services, Inc.

Mr. Taylor holds a Bachelor of Science degree in Economics from the Wharton School of the University of Pennsylvania. Mr. Taylor has been in the securities industry for over ten years. He joined the Franklin Templeton Group in June 1996 and has managed the Rising Dividends Fund since 1996.

Dale A. Winner
Portfolio Manager
Templeton Global Advisors Limited

Mr. Winner received his LLB from Reading University, England and is currently a Level II Chartered Financial Analyst candidate. Prior to joining the Franklin Templeton Group in 1995, Mr. Winner was a Trust Officer at J.P. Morgan, Bahamas for two years and prior to that he was a credit analyst at Mitsui Trust, London for five years. He has managed the Asset Allocation Fund since August 1997.

R. Martin Wiskemann
Senior Vice President and Portfolio Manager
Franklin Advisers, Inc.

Mr. Wiskemann holds a degree in business administration from the Handelsschule of the State of Zurich, Switzerland. He has been in the securities business for more than 30 years, managing mutual fund equity and fixed-income portfolios, and private investment accounts. He is a member of several securities industry associations. He joined the Franklin Templeton Group in 1972 and has managed the High Income Fund and the Metals Fund since their inception.

Tom Wu
Director, Portfolio Manager, and Analyst
Templeton Asset Management Ltd.

Mr. Wu holds a Master of Business Administration degree from the University of Oregon. He earned a Bachelor of Social Science Degree in economics from the University of Hong Kong. Prior to joining the Franklin Templeton Group, in 1987, he was a stockbroker at Vickers da Costa Hong Kong Ltd. He has managed the Developing Markets Fund from inception.

Kei Yamamoto
Portfolio Manager
Franklin Advisers, Inc.

Ms. Yamamoto is a Chartered Financial Analyst and has a Master of Science degree and a Bachelor of Science degree in material science and engineering from the Massachusetts Institute of Technology. Prior to joining the Franklin Templeton Group in 1994, Ms. Yamamoto worked at Goldman Sachs & Co. as a financial analyst and at Wasserstein Perella & Co. as an associate and vice president. Ms. Yamamoto has managed the Capital Growth Fund from inception.

Purchase, Redemption, and Exchange of Shares
--------------------------------------------------------------------------------

Purchases of Shares

As noted in the Introduction, shares of each Fund are currently sold only to the Variable Accounts of the Insurance Companies, to fund the benefits under their Policies.

The Trust serves as an investment vehicle for both variable annuity and variable life insurance contracts. Therefore, the Trust's Board of Trustees monitors events in order to identify any material conflicts between variable annuity contract owners and variable life contract owners and will determine what action, if any, should be taken in the event of such a conflict. Although the Trust does not currently foresee any disadvantages to contract owners, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Fund due to differences in tax treatment, the management of investments, or other considerations. If such a conflict were to occur, one of the Variable Accounts might withdraw its investment in a Fund. This might force the Fund to sell portfolio securities at disadvantageous prices.

The applicable Insurance Company Variable Account purchases shares of each Fund using purchase payments allocated to one or more of the Sub-Accounts of each Variable Account, as selected by the Contract Owners. Shares are purchased by the Variable Accounts at the net asset value of each respective Fund next determined after the Fund receives the purchase payment in good order and are credited to each Sub-Account in the form of full and fractional shares (rounded to the nearest 1/1000 of a share).

The Funds do not issue share certificates. Initial and subsequent payments allocated to a specific Fund are subject to the limits applicable in the Contracts issued by the Insurance Company.

Redemptions of Shares

Each Insurance Company redeems shares of the applicable Fund to make benefit or surrender payments under the terms of its Contracts. Redemptions are processed on any day on which the Funds are open for business (each day the New York Stock Exchange is open) and are effected at the Fund's net asset value next determined after the Fund receives the appropriate order from the Variable Accounts.

Payment for redeemed shares will be made within seven days after receipt of the redemption order in proper form. However, under unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law. Redemptions are taxable events, and the amount received upon redemption of the shares of any of the Funds may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets constituting the portfolios of that Fund.

If a substantial portion of any Fund's shares should be redeemed within a short period, the Fund might have to liquidate portfolio securities it might otherwise hold and also incur the additional costs related to such transactions.

Exchanges of Shares

Shares of any one Fund may be exchanged for shares of any other Funds in the Trust, all of which are described in this Prospectus, subject to the terms of the Contract prospectus. Exchanges are treated as a redemption of shares of one fund and a purchase of shares of one or more of the other funds and are effected at the respective net asset value per share of each fund on the date of the exchange.

Neither the Trust nor the Variable Accounts are designed for professional market timing organizations, other entities, or individuals using programmed, large and/or frequent transfers. The Variable Accounts, in coordination with the Trust, reserve the right to temporarily or permanently refuse exchange requests if, in the Managers' judgment, a Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused. Accounts under common ownership or control may be aggregated for purposes of the transfer limits. Investors should consult the Variable Account prospectus of the specific insurance product that accompanies this Trust prospectus for information on other specific limitations on the transfer privilege.

The Trust reserves the right to modify or discontinue its exchange program at any time upon 60 days' notice to the Insurance Companies.


Income Dividends and
Capital Gains Distributions
--------------------------------------------------------------------------------

Each Fund, other than the Money Market Fund, will declare and pay to the appropriate Sub-Account of the Variable Account once each year following the close of the calendar year (i) all net investment income (which includes dividends and interest paid on each Fund's investments less expenses incurred in the Fund's operations) and (ii) all net realized short-term and long-term capital gains, if any, earned during the preceding year.

The Money Fund declares a dividend each day the Fund's net asset value is calculated, equal to all of its daily net income, payable to the appropriate Sub-Account of the Variable Account as of the close of business the preceding day. The amount of dividend may fluctuate from day to day and may be omitted on some days, depending on changes in the factors that comprise the Fund's net income.

Any distributions made by the Funds will be automatically reinvested in additional Shares of that Fund. Dividends or distributions by the Funds will reduce the per share net asset value by the per share amount so paid.


Determination of Net Asset Value
--------------------------------------------------------------------------------

The net asset value per share of each Fund is determined as of the scheduled close of the New York Stock Exchange generally 4:00 p.m., Eastern time. To calculate the Net Asset Value per share of each Fund, the assets of each Fund are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The assets in each Fund's portfolio are valued as described under "Additional Information Regarding Valuation and Redemption of Shares of the Funds" in the SAI.

Tax Considerations
--------------------------------------------------------------------------------

Each Fund of the Trust is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify or continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. By distributing all of its income, and meeting certain other requirements relating to the sources of its income and diversification of its assets, each Fund will not be subject to federal income taxes.

In order to ensure that individuals holding the Policies whose assets are invested in a Fund will not be subject to federal income tax on distributions made by the Fund prior to the receipt of payments under the Policies, each Fund intends to comply with the additional requirements of Section 817(h) of the Code relating to diversification of its assets.

The Funds are not subject to any federal excise tax on undistributed income because their shares are held exclusively by segregated asset accounts of an insurance company in connection with variable contracts.

Foreign securities that meet the definition in the Code of a Passive Foreign Investment Company (a "PFIC") may subject a Fund to an income tax and interest charge with respect to such investments. To the extent possible, the Fund will avoid such treatment by not investing in known PFIC securities or by adopting other strategies for any PFIC securities it does purchase.

Foreign exchange gains and losses realized by the Funds in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt obligations, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Funds' income or loss from such transactions and, in turn, its distributions to shareholders.

The Natural Resources Fund's ability to invest in gold bullion will be limited by the requirements for qualification as a regulated investment company. For example, no more than 10% of the Fund's annual gross income may be derived from income from nonqualifying sources, including gain from the disposition of gold bullion or gold derivative instruments.

Holders of Policies under which assets are invested in the Trust should refer to the Prospectus for the Policies for information regarding the tax aspects of ownership of such Policies.

How the Trust Measures Performance
--------------------------------------------------------------------------------

Advertisements, sales literature, hypothetical personalized illustrations, and communications with Contract Owners and others may cite a Fund's performance calculated on a total return, current yield or current distribution rate basis. Total return figures show the change in value of a hypothetical past investment as a percentage of the investment, assuming any dividends and capital gains are reinvested. Total return figures will indicate the time periods used, whether figures are cumulative or annualized and whether the effects of sales charges are included. Current yield for each Fund (except the Money Fund) shows the an annualization of income per share earned by that Fund over a recent 30 day period, and is shown as a percentage of the investment. The current distribution rate for a Fund (other than the Money Fund) is usually computed by annualizing the dividends paid per share during the most recent preceding fiscal quarter and dividing that amount by the net asset value at the end of the period. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by each Fund. Performance data will include uniformly computed performance figures for comparative purposes.

From time to time, the Money Fund may advertise its current and effective yield. The Money Fund's current yield refers to an annualization of the income generated by an investment over a stated seven-day period, and is shown as a percentage of the investment. The Money Fund's effective yield is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Each Fund's investment results will vary. Performance figures are always based on past performance and do not indicate future results. Hypothetical performance information may also be prepared for sales literature or advertisements. For additional information, see the SAI "How the Trust Measures Performance" and the appropriate insurance company separate account prospectus and SAI.


General Information
--------------------------------------------------------------------------------

Custody of Assets

Under a custody agreement with the Trust, the Bank of New York serves as the custodian of the assets of all the Funds, except those for which Chase Manhattan Bank and State Street Bank serve as custodian. The Chase Manhattan Bank currently serves as custodian for the Asset Allocation, Developing Markets, Global Growth and International Smaller Companies Funds. State Street Bank and Trust Company serves as the custodian of the Mutual Discovery and Mutual Shares Funds.

Distribution Plans

Each Fund's management agreement includes a distribution or "Rule 12b-1" plan (the "Plan"). However, no payments are to be made by any Fund as a result of the Plan. The Funds do not make any payments other than payments for which the Funds are otherwise obligated to make pursuant to the applicable then effective management agreement or as incurred in the ordinary course of their business. To the extent any of the foregoing are nevertheless deemed indirectly to be payments for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of rule 12b-1, such payments shall be deemed to have been made pursuant to the Plan (sometimes referred to as a "defensive 12b-1 Plan"). In connection with their approval of the applicable management agreements, the Board of Trustees, including a majority of the non-interested trustees, determined that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the implementation of the respective Plans will benefit each Fund and the Contract Owners whose purchase payments have indirectly been invested in each Fund. For further details of these Plans, see the SAI.

Reports

The Trust's fiscal year ends December 31. Annual Reports containing audited financial statements of the Trust and Semi-Annual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract Owners, annuitants or beneficiaries, as appropriate. Inquiries may be directed to the Trust at the telephone number or address set forth on the cover page of this prospectus.

Transfer Agent

Franklin Templeton Investor Services, Inc., 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777, a wholly-owned subsidiary of Franklin Resources, Inc. and a transfer agent maintains shareholder records, processes purchases and redemptions of each Fund's shares, and serves as each Fund's dividend-paying agent.

Voting Privileges and Other Rights

The Trust was organized as a Massachusetts business trust under an Agreement and Declaration of Trust which permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest, with a par value of $.01, which may be issued in any number of series. Shares issued by each Fund will be fully paid and nonassessable and will have no preemptive, conversion, or sinking rights.

Shares of each Fund have equal voting rights and vote separately (from other Funds in the Trust) as to issues affecting that Fund, or the Trust, unless otherwise permitted. The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the Trustees. If this happens, holders of the remaining shares voting will not be able to elect any Trustees. The Trust does not intend to hold annual shareholder meetings. It may hold a special meeting, however, for matters requiring shareholder approval. A meeting may also be called by the trustees, at their discretion, or by shareholders holding at least 10% of the outstanding shares of any Fund. The Trust is required to help a shareholder communicate with other shareholders in connection with removing trustees. For information regarding voting privileges of Contract Owners, see the accompanying insurance company separate account Prospectus, under "Voting Rights."

The Board of Trustees may from time to time issue other series, the assets and liabilities of which will likewise be separate and distinct from any other series.


Appendix
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Description of Bond Ratings*

Moody's

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Description of Commercial Paper Ratings

Moody's

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.